As filed via EDGAR with the Securities and Exchange Commission on March 7, 1996
                                                               File No. 811-8358
                                                       Registration No. 33-75250
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                         Pre-Effective Amendment No.                        |_|

                       Post-Effective Amendment No. 5                       |X|

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                       Post-Effective Amendment No. 5                       |X|
                       ------------------------------
                                MUTUAL FUND TRUST
               (Exact Name of Registrant as Specified in Charter)

                              125 West 55th Street
                            New York, New York 10019
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 492-1600

                               Copies to:
George Martinez, Esq.          Carl Frischling, Esq.          Molly Sheehan, Esq         Gary S. Schpero, Esq.
Mutual Fund Trust              Kramer, Levin, et. al.         Chemical Bank              Simpson Thacher & Bartlett
125 West 55th Street           919 Third Avenue               270 Park Avenue            425 Lexington Avenue
New York, New York  10019      New York, New York 10022       New York, New York 10017   New York, New York 10017
-------------------------------------------------------------------------------------------------------------------

(Name and Address of Agent for Service)


It is proposed that this filing will become effective:

     |_| immediately upon filing pursuant to   |_| on (           ) pursuant to
         paragraph (b)                             paragraph (b)
     |_| 60 days after filing pursuant to      |X| on May 6, 1996 pursuant to
         paragraph (a)(1)                          paragraph (a)(1)
     |_| 75 days after filing pursuant to      |_| on (           ) pursuant to
         paragraph (a)(2)                          paragraph (a)(2) rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its three series of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and the Rule 24f-2 Notice for the Registrant's fiscal year ended August 31, 1995 was filed on October 21, 1995.

                              CROSS-REFERENCE SHEET


(Pursuant to Rule 404 showing location in each form of Prospectus of the responses to the Items in Part A and location in each form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).


                                VISTA(SM) SHARES
                            VISTA(SM) PREMIER SHARES
                         VISTA(SM) INSTITUTIONAL SHARES
                    VISTA(SM) NEW YORK TAX FREE INCOME FUND
             VISTA(SM) CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND
                         VISTA(SM) TAX FREE INCOME FUND
                VISTA(SM) PRIME MONEY MARKET FUND CLASS B SHARES


           Item Number                                                                            Statement of
           Form N-1A,                                                                              Additional
             Part A                 Prospectus Caption                                         Information Caption
           -----------              ------------------                                         -------------------

                                    Captions in parenthesis indicate Income Fund
                                    Prospectus captions which do not exist in the Money Market Fund Prospectuses.

                1                   Front Cover Page                                                    *

              2(a)                  Expense Summary                                                     *

               (b)                  Not Applicable                                                      *

              3(a)                  Financial Highlights                                                *

               (b)                  Not Applicable                                                      *

               (c)                  Performance Information                                             *

              4(a)(b)               Fund Objectives and Investment Approach;                            *
                                    (Fund Objective; Investment Policies)
                                    Other Information Concerning the Fund(s)

               (c)                  Fund Objectives and Investment Approach;                            *
                                    Common Investment Policies (Money Market
                                    Funds Only); (Fund Objectives; Investment
                                    Policies)

               5(a)                 Management                                                          *

               (b)                  Management                                                          *

               (c)                  Management                                                          *

               (d)                  Other Information Concerning the Fund(s)                            *

               (e)                  Back Covers                                                         *

               (f)                  Financial Highlights; Other Information                             *
                                    Concerning the Fund(s)

            5A.(a-b)                Not Applicable                                                      *

              6(a)                  Other Information Concerning the Fund(s)                            *

               (b)                  Not Applicable                                                      *

               (c)                  Not Applicable                                                      *

           Item Number                                                                            Statement of
           Form N-1A,                                                                              Additional
             Part A                 Prospectus Caption                                         Information Caption
           -----------              ------------------                                         -------------------

               (d)                  Not Applicable                                                      *

               (e)                  How to Buy, Sell and Exchange Shares;                               *
                                    Other Information Concerning the Fund(s)

               (f)                  How Dividends and Distributions are Made;                           *
                                    Tax Information; (How Distributions are Made;
                                    Tax Information)

               (g)                  How Distributions are Made; Tax Information;                   Tax Matters
                                    (How Distributions are Made; Tax Information)

              7(a)                  How to Buy, Sell and Exchange Shares; Other                         *
                                    Information Concerning the Fund(s)

               (b)                  How the Funds Value Their Shares;                                   *
                                    How to Buy, Sell and Exchange Shares;
                                    Other Information Concerning the Fund(s)

               (c)                  How to Buy, Sell and Exchange Shares                                *

               (d)                  How to Buy, Sell and Exchange Shares                                *

               (e)                  Management; Other Information Concerning                            *
                                    the Fund(s)

               (f)                  Other Information Concerning the Fund(s)                   Management of the Funds

              8(a)                  How to Buy, Sell and Exchange Shares                                *

               (b)                  How to Buy, Sell and Exchange Shares                                *

               (c)                  How to Buy, Sell and Exchange Shares                                *

               (d)                  How to Buy, Sell and Exchange Shares                                *

              9                     Not Applicable                                                      *

Item Number
Form N-1A,                                                           Statement of Additional
  Part B            Prospectus Caption                                 Information Caption
-----------         ------------------                               -----------------------

10                       *                                           Front Cover Page

11                       *                                           Front Cover Page

12                       *                                           Not Applicable

13                  Fund Objectives and Investment Approach          Investment Policies and
                    (Fund Objectives; Investment Policies)           Restrictions

14                       *                                           Management of the Funds

15(a)                    *                                           Not Applicable

  (b)                    *                                           Principal Holders

  (c)                    *                                           Principal Holders

16(a)               Management                                       Management of the Funds

Item Number
Form N-1A,                                                           Statement of Additional
  Part B            Prospectus Caption                                 Information Caption
-----------         ------------------                               -----------------------

  (b)               Management                                       Management of the Funds

  (c)               Other Information Concerning                     Management of the Funds
                    the Fund(s)

  (d)               Management                                       Management of the Funds

  (e)                    *                                           Not Applicable

  (f)               How to Buy, Sell and Exchange Shares;            Management of the Funds
                    Other Information Concerning the Fund(s)

  (g)                    *                                           Not Applicable

  (h)                    *                                           Management of the Funds;
                                                                     Independent Accountants;
                                                                     Back Cover Page

  (i)                    *                                           Not Applicable

17                  Fund Objectives and Investment Approach;         Investment Policies and
                    (Fund Objective; Investment Policies)            Restrictions

18                  Other Information Concerning the Fund(s)         General Information

19(a)               How to Buy, Sell and Exchange Shares                        *

  (b)               How the Funds Value Their Shares                 Determination of Net Asset
                                                                     Value



Item Number
Form N-1A,                                                           Statement of Additional
  Part B            Prospectus Caption                                 Information Caption
-----------         ------------------                               -----------------------

  (c)                    *                                           Purchases, Redemptions
                                                                     and Exchanges

20                  How Dividends and Distributions Are Made;        Tax Matters
                    Tax Information; (How Distributions are
                    Made; Tax Information)

21(a)                    *                                           Management of the Funds

  (b)                    *                                           Management of the Funds

  (c)                    *                                           Not Applicable

22                       *                                           Performance Information

23                       *                                           Not Applicable

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A

                                    PROSPECTUS

             VISTA[SM] 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
                     VISTA[SM] TREASURY PLUS MONEY MARKET FUND
                        VISTA[SM] FEDERAL MONEY MARKET FUND
                    VISTA[SM] U.S. GOVERNMENT MONEY MARKET FUND
                          VISTA[SM] CASH MANAGEMENT FUND
                       VISTA[SM] TAX FREE MONEY MARKET FUND
                   VISTA[SM] NEW YORK TAX FREE MONEY MARKET FUND
                  VISTA[SM] CALIFORNIA TAX FREE MONEY MARKET FUND
                                 Vista[SM] Shares

                                   May 6, 1996

Investment Strategy:  Current Income

     This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their May 6, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE

INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS




Expense Summary.................................................................
The expenses you pay on your Fund investment, including examples

Financial Highlights............................................................
The Funds' financial history

Fund Objectives and Approach....................................................
     Vista 100% U.S. Treasury Securities Money Market Fund
     Vista Treasury Plus Money Market Fund
     Vista Federal Money Market Fund
     Vista U.S. Government Money Market Fund
     Vista Cash Management Fund
     Vista Tax Free Money Market Fund
     Vista New York Tax Free Money Market Fund
     Vista California Tax Free Money Market Fund

Common Investment Policies......................................................

Management .....................................................................
Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and Texas Commerce Bank, the Funds' sub-advisers

How to Buy, Sell and Exchange Shares............................................

How the Funds Value their Shares................................................

How Distributions Are Made; Tax Information.....................................
How the Funds distribute their earnings, and tax treatment related to those earnings

Other Information Concerning the Funds..........................................
Distribution plans, shareholder servicing agents, administration, custodian, expenses, organization and regulatory matters

Performance Information.........................................................
How performance is determined, stated and/or advertised

EXPENSE SUMMARY

            Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.



                                  100% U.S.                              U.S.                              N.Y. Tax   California
                                  Treasury      Treasury    Federal   Government                Tax Free     Free      Tax Free
                                 Securities    Plus Money    Money       Money        Cash        Money      Money       Money
                                    Money        Market     Market      Market     Management    Market     Market      Market
                                 Market Fund      Fund       Fund        Fund         Fund        Fund       Fund        Fund
                                 --------------------------------------------------------------------------------------------

                                    Vista         Vista      Vista       Vista        Vista       Vista      Vista       Vista
                                   Shares        Shares     Shares      Shares       Shares      Shares     Shares      Shares
                                   ------        ------     ------      ------       ------      ------     ------      ------
Annual Fund Operating
Expenses
(as a percentage of
average net assets)

Investment Advisory Fee
(after estimated waiver
of fees) (*)                        0.10%         0.10%      0.10%       0.10%        0.10%       0.10%      0.10%       0.00%

12b-1 Fee (**) +                    0.10%         0.10%      0.10%       0.10%         n/a        0.10%      0.10%       0.10%

Shareholder Servicing Fee
(after estimated waiver
of Fees) (*)                        0.18%         0.20%      0.35%       0.23%        0.33%       0.21%      0.20%       0.10%

Other Expenses                      0.21%         0.19%      0.15%       0.16%        0.16%       0.18%      0.19%       0.35%

-------------------------
Total Fund Operating Expenses
(after waiver of fees) (*) (++)     0.59%         0.59%      0.70%       0.59%        0.59%       0.59%      0.59%       0.55%


Example:

You would pay the following expenses on a $1,000 investment in a Fund, assuming
(1) 5% annual return and (2) redemption at the end of:

     1 Year                          $ 6           $ 6        $ 7         $ 6          $ 6         $ 6        $ 6         $ 6
     3 years                          19            19         22          19           19          19         19          18
     5 years                          33            33         38          33           33          33         33          31
    10 years                          74            74         86          74           74          74         74          69

----------------
 * Reflects current waiver arrangement to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee and Shareholder Servicing Fee would be 0.10% and 0.35%, respectively, for all funds, and Total Fund Operating Expenses for Vista 100% U.S. Treasury Securities Money Market Fund, Vista Treasury Plus Money Market Fund, Vista U.S. Government Money Market Fund, Vista Cash Management Fund, Vista Tax Free Money Market Fund, Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund would be 0.71%, 0.74%, 0.71%, 0.61%, 0.73%, 0.74%, and 0.90%, respectively, of average net assets. Total Fund Operating Expenses reflect the agreement by Chase voluntarily to waive fees payable to it and/or reimburse expenses for a period of at least one year to the extent necessary to prevent Total Fund Operating Expenses of Vista Shares of each Fund from exceeding the amounts indicated in the table, excluding California and Federal. In addition, Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period (until May 6, 1998) to the extent necessary to prevent Total Fund Operating Expenses for Vista Shares of the Vista Treasury Plus Money Market Fund, Vista U.S. Government Money Market Fund, Vista Cash Management Money Market Fund, Vista Tax Free Money Market Fund and the Vista N.Y.Tax Free Money Market Fund from exceeding 0.73%, 0.76%, 0.72% 0.74% and 0.71%, respectively, of average net assets during such period.
 + Shareholder Servicing Agents may provide various services to their customers and charge additional fees for these services. The Shareholder Servicing Fee includes fees for activities in connection with serving as liaison for holders of Vista Shares and in providing personal services to such shareholders as well as other ministerial and servicing activities. Fees for the activities in connection with serving as liaison to, and providing personal services to, holders of Vista Shares will not exceed the NASD's maximum fee of 0.25% for these types of activities. The other ministerial and servicing activities provided for the Fund include: assisting in processing purchase and redemption transactions; transmitting and receiving funds in connection with purchase and redemption orders; preparing and providing periodic statements showing account balances; and preparing and transmitting proxy statements and other periodic reports and communications from the Trust to customers.
++   A shareholder may incur a $10.00 charge for certain wire redemptions.

     The expense summary is intended to assist investors in understanding the various costs and expenses that a shareholder in any class of shares of each Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution fee, administrative fee, sub-administration fee and shareholder servicing agent fee expected to be incurred by shares of each Fund, after certain waivers of fees.

     As a result of the distribution fees, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). More complete descriptions of each Class of shares' expenses, including any fee waivers, are set forth herein or in the prospectus for such class of Shares.

     The "Example" set forth above should not be considered a representation of future expenses of a class of shares of a Fund; actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

     On May 6, 1996, The Hanover 100% U.S. Treasury Securities Money Market Fund ("Hanover 100% Treasury Fund") merged into Vista 100% U.S. Treasury Securities Money Market Fund, which was created to be the successor to the Hanover 100% Treasury Fund. The table set forth below provides selected per share data and ratios for one Hanover 100% Treasury Fund (the accounting survivor of the merger) share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Hanover 100% Treasury Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, unless otherwise indicated, have been audited by KPMG Peat Marwick LLP, independent accountants, whose report thereon is included in the Hanover 100% Treasury Fund's Annual Report to shareholders.

              VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
              -----------------------------------------------------

                                                                   YEAR ENDED NOVEMBER 30,
                                            --------------------------------------------------------------
                                                  1995          1994        1993         1992        1991*
                                                 -----          ----        ----         ----       -----
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period            $1.000        $1.000      $1.000       $1.000      $1.000
                                                ------        ------      ------       ------      ------
Income From Investment Operations:
Net Investment Income                            0.050         0.033       0.026        0.033       0.021
                                                ------        ------      ------       ------      ------

Less Distributions:
Dividends from net investment income            (0.050)       (0.033)     (0.026)      (0.033)     (0.021)
                                                ------        ------      ------       ------      ------

Net Asset Value, End of Period                  $1.000        $1.000      $1.000       $1.000      $1.000
                                                ======        ======      ======       ======      ======

TOTAL RETURN                                      5.15%         3.32%       2.62%        3.33%       2.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted)     $1,337,549    $1,024,125    $873,631     $383,688    $141,875
Ratio of Expenses to Average Net Assets #         0.58%         0.59%       0.58%        0.55%       0.45%
Ratio of Net Investment Income to
     Average Net Assets #                         4.99%         3.26%       2.58%        3.28%       5.02%
Ratio of expenses without waivers and
     assumption of expenses to Average
     Net Assets #                                 0.61%         0.62%       0.61%        0.67%       0.74
Ratio of net investment income without
     waivers and assumption of expenses
     to Average Net Assets (unaudited)#           4.96%         3.23%       2.55%        3.16%       4.73%

--------------------------
#  Short periods have been annualized.
*  Fund commenced operations on July 1, 1991.

FINANCIAL HIGHLIGHTS


     The table set forth below provides selected per share data and ratios for a Vista share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

                         VISTA FEDERAL MONEY MARKET FUND
                         -------------------------------

                                                                                     Vista Shares
                                                                                     ------------
                                                                                   Year      5/9/94**
                                                                                   ended     through
                                                                                  8/31/95    8/31/94
                                                                                  -------    -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD..........................................    $   1.00    $  1.00
                                                                                  --------    -------
  Income From Investment Operations:
    Net Investment Income.....................................................       0.051      0.013
                                                                                  --------    -------
    Total from Investment Operations..........................................       0.051      0.013
  Less dividends from net investment income...................................       0.051      0.013
                                                                                  --------    -------

NET ASSET VALUE, END OF PERIOD................................................    $   1.00    $  1.00
                                                                                  ========    =======

TOTAL RETURN..................................................................        5.20%      1.26%
                                                                                  ========    =======

Ratios/Supplemental Data                                                          $203,399    $19,955
   Net assets, End of Period (000 omitted)....................................        0.69%      0.40%
   Ratio of Expenses to Average Net Assets#...................................        5.16%      4.36%
   Ratio of expenses without waivers and assumption of expenses to average net        0.93%      1.02%
assets#.......................................................................        4.92%      3.74%


---------------------------

 #  Periods less than one year have been annualized.
 *  Commencement of operations.
**  Commencement of offering shares.

FINANCIAL HIGHLIGHTS


     The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for each of the periods set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to shareholders.


                   VISTA U.S. GOVERNMENT MONEY MARKET FUND(1)
                   ------------------------------------------

                                                                                          VISTA SHARES
                                                                             ---------------------------------------
                                                                               Year      11/1/93      For the Period
                                                                               ended     through         1/1/93 to
                                                                              8/31/95    8/31/94+       10/31/1993*
NET ASSET VALUE, BEGINNING OF PERIOD.......................................   $   1.00    $   1.00     $   1.00
                                                                              --------    --------     --------
      Income from Investment Operations:
          Net Investment Income............................................      0.049       0.025        0.019
                                                                              --------    --------     --------
          Total from Investment Operations.................................      0.049       0.025        0.019
      Less Distributions:
          Dividends from net investment income.............................      0.049       0.025        0.019
                                                                              --------    --------     --------
          Total Distributions..............................................      0.049       0.025        0.019
      NET ASSET VALUE, END OF PERIOD.......................................   $   1.00    $   1.00     $   1.00
                                                                              ========    ========     ========
TOTAL RETURN...............................................................       5.05%       2.48%        2.02%
      Ratios/Supplemental Data
          Net Assets, End of Period (000 omitted)..........................   $341,336    $335,365     $323,498
          Ratio of Expenses to Average Net Assets#.........................       0.80%       0.80%        0.82%
          Ratio of Net Investment Income to Average Net Assets#............       4.93%       2.94%        2.39%
          Ratio of expenses without variance and assumption of expenses to
              Average Net Assets+..........................................       0.80%       0.80%        0.82%
          Ratio of net investment income without variance and assumption of
              expenses to Average Net Assets#..............................       4.93%       2.94%        2.39%




 #   Periods less than one year have been annualized.

 *   Commencement of offering of shares.

 + In 1994 the U.S. Government Money Market Fund changed its fiscal year-end from October 31, to August 31.

(1) Trinity Government Fund and Vista U.S. Government Money Market Fund each reorganized as a new portfolio of Mutual Fund Group effective January 1, 1993 in a tax-free reorganization, and subsequently were reorganized into the Trust on ______. The new portfolio is named Vista U.S. Government Money Market Fund. In connection with its reorganization, shares of the Trinity Government Fund were reorganized as Premier Shares of the Vista U.S. Government Money Market Fund at $1 per share. In addition, net assets of the former Vista U.S. Government Money Market Fund consisting of both Vista and Premier Shares were reorganized as Vista shares and Premier shares of the new Vista U.S. Government Money Market Fund, at $1 per share. The per share data and ratios for the periods prior to January 1, 1993 relate to the Trinity Government Fund.

FINANCIAL HIGHLIGHTS

     On May 6, 1996, The Hanover Cash Management Fund ("Hanover Cash Management Fund") merged into Vista Cash Management Fund. The table set forth below provides selected per share data and ratios for one Hanover Cash Management Fund (the accounting survivor of the merger) share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Hanover Cash Management Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, unless otherwise indicated, have been audited by KPMG Peat Marwick LLP, independent accountants, whose report thereon is included in the Hanover Cash Management Fund's Annual Report to shareholders.

                           VISTA CASH MANAGEMENT FUND
                           --------------------------

                                                                                YEAR ENDED NOVEMBER 30,
                                                                                -----------------------
                                                 1995        1994        1993        1992        1991        1990       1989*
                                                 ----        ----        ----        ----        ----        ----       -----
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period           $1.000      $1.000       $1.000      $1.000      $1.000      $1.000      $1.000
                                               ------      ------       ------      ------      ------      ------      ------
Income From Investment Operations:
Net Investment Income                           0.054       0.036        0.027       0.035       0.059       0.077       0.076
                                               ------      ------       ------      ------      ------      ------      ------

Less Distributions:
Dividends from net investment income           (0.054)     (0.036)      (0.027)     (0.035)     (0.059)     (0.077)     (0.076)
                                               ------      ------       ------      ------      ------      ------      ------

Net Asset Value, End of Period                 $1.000      $1.000       $1.000      $1.000      $1.000      $1.000      $1.000
                                               ======      ======       ======      ======      ======      ======      ======

TOTAL RETURN                                     5.49%       3.62%        2.74%       3.51%       6.01%       7.94%       7.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted)    $1,634,493    $990,045     $861,025    $560,173    $343,166    $196,103    $134,503
Ratio of Expenses to Average
     Net Assets #                                0.58%       0.58%        0.61%       0.67%       0.67%       0.67%       0.67%
Ratio of Net Investment Income
     to Average Net Assets #                     5.35%       3.62%        2.70%       3.41%       5.84%       7.65%       8.62%
Ratio of expenses without waivers and
     assumption of expenses to Average
     Net Assets #                                0.62%       0.62%        0.64%       0.72%       0.73%       0.73%       0.74%
Ratio of net investment income
     without waivers and assumption
     of expenses to Average Net
     Assets (unaudited)#                         5.31%       3.58%        2.67%       3.36%       5.78%       7.59%       8.55%


-----------------------------

#  Short periods have been annualized.
*  Fund commenced operations January 17, 1989.

FINANCIAL HIGHLIGHTS

     The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for each of the five years in the period ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                        VISTA TAX FREE MONEY MARKET FUND
                        --------------------------------

                                                                                  VISTA SHARES
                                                      ------------------------------------------------------------------
                                                       Year     11/1/93                    Year ended
                                                       ended    through                    October 31,
                                                      8/31/95   8/31/94+      1993       1992       1991      1990
                                                      -------   --------      ----       ----       ----      ----
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...............     $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                                                       ------     ------     ------     ------     ------    ------
     Income from Investment Operations:
         Net Investment Income.....................     0.029      0.015      0.019      0.028      0.043     0.054
                                                       ------     ------     ------     ------     ------    ------
         Total from Investment Operations..........     0.029      0.015      0.019      0.028      0.043     0.054
     Less Distributions:
         Dividends from net investment income......     0.029      0.015      0.019      0.028      0.043     0.054
                                                       ------     ------     ------     ------     ------    ------
         Total Distributions.......................     0.029      0.015      0.019      0.028      0.043     0.054
NET ASSET VALUE, END OF PERIOD.....................     $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                                                        =====      =====      =====      =====      =====     =====
TOTAL RETURN.......................................      2.99%      1.54%      1.90%      2.79%      4.37%     5.47%
     Ratios/Supplemental Data:
         Net Assets, End of Period
            (000 omitted)..........................  $166,915   $121,710   $160,497   $145,241   $115,770   112,770
         Ratio of Expenses to Average
            Net Assets#............................      0.86%      0.85%      0.85%      0.85%      0.85%     0.85%
         Ratio of Net Investment Income to
            Average Net Assets#....................      2.96%      1.82%      1.88%      2.70%      4.27%     5.33%
         Ratio of Expenses without waivers and
            assumption of expenses to Average
            Net Assets#............................      0.94%      0.85%      0.91%      0.98%      0.99%     0.97%
         Ratio of net investment income without
            waivers and assumption of expenses
            to Average Net Assets#.................      2.87%      1.82%      1.83%      2.57%      4.13%     5.21%


                                                                  VISTA SHARES
                                                      ---------------------------------
                                                                  Year ended
                                                                  October 31,
                                                                                9/4/87*
                                                                                  to
                                                          1989       1988      10/31/92
                                                          ----       ----      --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...............       $1.00      $1.00       $1.00
     Income from Investment Operations:
         Net Investment Income.....................       0.056      0.045       0.007
                                                         ------     ------      ------
         Total from Investment Operations..........       0.056      0.045       0.007
     Less Distributions:
         Dividends from net investment income......       0.056      0.045       0.007
                                                         ------     ------      ------
         Total Distributions.......................       0.056      0.045       0.007
NET ASSET VALUE, END OF PERIOD.....................       $1.00      $1.00       $1.00
                                                          =====      =====       =====
TOTAL RETURN.......................................        5.76%      4.61%       4.50%
     Ratios/Supplemental Data:
         Net Assets, End of Period
            (000 omitted)..........................    $107,534   $116,260    $133,177
         Ratio of Expenses to Average
            Net Assets#............................        0.85%      0.85%       0.85%
         Ratio of Net Investment Income to
            Average Net Assets#....................        5.59%      4.47%       4.47%
         Ratio of Expenses without waivers and
            assumption of expenses to Average
            Net Assets#............................        1.01%      1.02%       1.18%
         Ratio of net investment income without
            waivers and assumption of expenses
            to Average Net Assets#.................        5.43%      4.30%       4.15%



 *   Commencement of offering of Shares.

 + In 1994 the Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

 #   Periods less than one year have been annualized.

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for each of the five years in the period ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to shareholders.

                    VISTA NEW YORK TAX FREE MONEY MARKET FUND
                    -----------------------------------------

                                                      Year      11/1/93                  Year ended
                                                      ended     through                  October 31,
                                                     8/31/95    8/31/94+     1993       1992      1991     1990
                                                     -------    --------     ----       ----      ----     ----
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD.............................................     $1.00      $1.00     $1.00      $1.00     $1.00    $1.00
                                                       ------     ------    ------     ------    ------   ------
     Income from Investment Operations:
         Net Investment Income.....................     0.028      0.015     0.017      0.025     0.038    0.050
                                                       ------     ------    ------     ------    ------   ------
         Total from Investment Operations..........     0.028      0.015     0.017      0.025     0.038    0.050
     Less Distributions:
         Dividends from net investment income......     0.028      0.015     0.017      0.025     0.038    0.050
                                                       ------     ------    ------     ------    ------   ------
         Total Distributions.......................     0.028      0.015     0.017      0.025     0.038    0.050
NET ASSET VALUE, END OF PERIOD.....................     $1.00      $1.00     $1.00      $1.00     $1.00    $1.00
                                                        =====      =====     =====      =====     =====    =====
TOTAL RETURN.......................................      2.88%      1.48%     1.75%      2.53%     3.87%    5.02%
     Ratios/Supplemental Data:
         Net Assets, End of Period
            (000 omitted)..........................  $378,400   $365,669  $300,425   $285,889  $230,855  251,897
         Ratio of Expenses to Average
            Net Assets#............................      0.86%      0.85%     0.85%      0.85%     0.85%    0.83%
         Ratio of Net Investment Income to
            Average Net Assets#....................      2.84%      1.77%     1.72%      2.48%     3.83%    4.91%
         Ratio of expenses without waivers and
            assumption of expenses to Average
            Net Assets#............................      0.95%      0.85%     0.89%      0.92%     0.92%    0.91%
         Ratio of net investment income without
            waivers and assumption of expenses
            to Average Net Assets#.................      2.75%      1.77%     1.68%      2.41%     3.76%    4.83%



                                                     Year ended            9/4/87*
                                                    October 31,               to
                                                        1989       1988    10/31/87
                                                        ----       ----    --------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF
PERIOD.............................................     $1.00      $1.00     $1.00
     Income from Investment Operations:
         Net Investment Income.....................     0.051      0.043     0.009
                                                       ------     ------    ------
         Total from Investment Operations..........     0.051      0.043     0.009
     Less Distributions:
         Dividends from net investment income......     0.051      0.043     0.009
                                                       ------     ------    ------
         Total Distributions.......................     0.051      0.043     0.009
NET ASSET VALUE, END OF PERIOD.....................     $1.00      $1.00     $1.00
                                                        =====      =====     =====
TOTAL RETURN.......................................      5.28%      4.50%     4.71%
     Ratios/Supplemental Data:
         Net Assets, End of Period
            (000 omitted)..........................  $252,201   $230,639   $ 2,385
         Ratio of Expenses to Average
            Net Assets#............................      0.81%      0.78%     0.25%
         Ratio of Net Investment Income to
            Average Net Assets#....................      5.15%      4.26%     4.71%
         Ratio of expenses without waivers and
            assumption of expenses to Average
            Net Assets#............................      0.95%      1.10%     1.50%
         Ratio of net investment income without
            waivers and assumption of expenses
            to Average Net Assets#.................      5.01%      3.94%     3.46%


-----------------
 #   Periods less than one year have been annualized.
 *   Commencement of operations.
 + In 1994 the New York Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

FINANCIAL HIGHLIGHTS

     The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information set forth in the table set forth below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent.

                   VISTA CALIFORNIA TAX FREE MONEY MARKET FUND
                   -------------------------------------------

                                                                   Year           11/1/93         Year        3/4/92*
                                                                   ended          through         ended       through
                                                                  8/31/95         8/31/94+      10/31/93      10/31/92
                                                                  -------         --------      --------      --------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $1.00           $1.00         $1.00          $1.00
                                                                  ------          ------        ------         ------
     Income from Investment Operations:
         Net Investment Income................................     0.033           0.018         0.023          0.019
                                                                  ------          ------        ------         ------
         Total from Investment Operations.....................     0.033           0.018         0.023          0.019
     Less Distributions:
         Dividends from net investment income.................     0.033           0.018         0.023          0.019
                                                                   ------          ------        ------         ------
         Total Distributions..................................     0.033           0.018         0.023          0.019
NET ASSET VALUE, END OF PERIOD................................     $1.00           $1.00         $1.00          $1.00
                                                                   =====           =====         =====          =====
TOTAL RETURN..................................................      3.32%           1.82%         2.30%          2.89%
     Ratios/Supplemental Data:
         Net Assets, End of Period
            (000 omitted).....................................   $58,315         $64,423       $45,346        $44,643
         Ratio of Expenses to Average Net Assets#.............      0.48%           0.46%         0.42%          0.06%
         Ratio of Net Investment Income to Average Net Assets#      3.25%           2.17%         2.26%          2.86%
         Ratio of expenses without waivers and assumption of
            expenses to Average Net Assets#...................      1.07%           0.94%         1.02%          1.23%
         Ratio of net investment income without waivers and
            assumption of expenses to Average Net Assets#.....      2.66%           1.69%         1.66%          1.69%


------------------
 #   Periods less than one year have been annualized.
 *   Commencement of operations.
 + In 1994 the California Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

FUND OBJECTIVES AND INVESTMENT APPROACH

Vista 100% U.S. Treasury Securities Money Market Fund

     The Fund's objective is to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity.

     The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and does not enter into repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista Treasury Plus Money Market Fund

     The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

     The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. In addition, the Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by U.S. Treasury obligations. The dollar weighted average maturity of the Fund will be 60 days or less.

Vista Federal Money Market Fund

     The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.

     The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund may also from time to time invest in obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less.

     Shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Distributions are Made; Tax Information." Due to state income tax considerations, the Fund will not enter into repurchase agreements.

Vista U.S. Government Money Market Fund

     The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

     The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury, agencies and instrumentalities of the U.S. Government, and by instrumentalities that have been established or sponsored by the U.S. Government, and in repurchase agreements collateralized by these obligations. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the Fund. The dollar weighted average maturity of the Fund will be 60 days or less.

Vista Cash Management Fund

     The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

     The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed as by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista Tax Free Money Market Fund

     The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity.

     The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations (as defined under "Certain Investment Policies of the Tax Free Funds"). As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista New York Tax Free Money Market Fund

     The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes and from New York State and New York City personal income taxes as is consistent with the preservation of capital and maintenance of liquidity.

     The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations. Except when the Fund's advisers determine that acceptable securities are unavailable for investment, at least 65% of the assets of the Fund will be invested in New York Municipal Obligations (as defined under "Certain Investment Policies of the Tax Free Funds"), although the exact amount of its assets invested in such securities will vary from time to time. To the extent suitable New York Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The portion of the Fund's assets invested in such other Municipal Obligations would generally be subject to New York State and New York City personal income taxes.

     As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and which are not AMT Items. Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista California Tax Free Money Market Fund

     The Fund's objective is to provide as high a level of current income exempt from federal and State of California income taxes as is consistent with the preservation of capital and maintenance of liquidity.

     The Fund invests primarily in a non-diversified portfolio of California Municipal Obligations (as defined under "Certain Investment Policies of the Tax Free Funds"). As a fundamental policy, the Fund will invest at least at least 65% of the value of its total assets in California Municipal Obligations, except when the Fund is maintaining a temporary defensive position. To the extent suitable California Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The portion of the Fund's assets invested in such other Municipal Obligations would generally be subject to California state personal income tax.

     As a fundamental policy, the Fund will invest at least 80% of the value of its net assets in Municipal Obligations, except when the Fund is maintaining a temporary defensive position. Although the Fund will seek to invest 100% of its assets in Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

COMMON INVESTMENT POLICIES

     The Funds seek to maintain a net asset value of $1.00 per share.

     The Funds invest only in high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category (the two highest short-term rating categories in the case of Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund) by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trustees. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.

     The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

     Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

     Vista Tax Free Money Market Fund, Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund (together, the "Tax Free Funds") are classified as "non-diversified" funds under federal securities law. These Funds' assets may be more concentrated in the securities of any single issuer or group of issuers than if the Funds were diversified.

     As a matter of fundamental policy, each Fund is permitted to invest all or a part of its assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

     There can be no assurance that any Fund will achieve its investment objective.

Other Investment Practices

     The Funds may also engage in the following investment practices, when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.

     U.S. Government Obligations. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Repurchase Agreements and Forward Commitments. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Federal Money Market Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. These transactions must be fully collateralized at all times. Each Fund may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

     Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

     Stand-By Commitments. Each Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

     STRIPS and Zero Coupon Obligations. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund and each Tax Free Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

     Floating and Variable Rate Securities; Participation Certificates. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The variable rate securities in which the Tax Free Funds, and the Vista Cash Management Fund may invest include participation certificates and, in the case of Vista Cash Management Fund, certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether participations in variable rate municipal obligations is tax exempt and the Tax Free Funds would purchase such instruments based on opinions of bond counsel.

     Other Money Market Funds. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 10% of its total assets in shares of other money market funds, subject to applicable regulatory limitations.

Additional Investment Policies of Vista Cash Management Fund

     Vista Cash Management Fund may invest in the following instruments, when consistent with their overall objectives and policies. These instruments, and certain associated risks, are more fully described in the SAI.

     Bank Obligations. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches) . These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

     Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

     Municipal Obligations. The Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by this Fund that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

     Securities of Foreign Governments and Supranational Agencies. The Fund intends to invest a substantial portion of their assets from time to time in securities of foreign governments and supranational agencies. The Fund will limit its investments in foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

     Custodial Receipts. The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms and are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Additional Investment Policies of the Tax Free Funds

     The following provides additional information regarding the permitted investments of the Tax Free Funds. These investments, and certain associated risks, are more fully described in the SAI.

     Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. "California Municipal Obligations" are Municipal Obligations of the State of California, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel, is exempt from State of California personal income taxes.

     Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. The Municipal Obligations in which the Tax Free Funds invest may consist of municipal notes, municipal commercial paper and municipal bonds maturing or deemed to mature in 397 days or less.

     The two principal classifications of Municipal Obligations are general obligation and special obligation (or special revenue obligation) securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Special obligation (or special revenue obligation) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation securities, the credit quality of which is directly related to the private user of the facilities.

     From time to time, the Tax Free Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Tax Free Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

     Municipal Lease Obligations. The Tax Free Funds may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. The Tax Free Funds will limit investments in non-appropriation leases to 10% of its assets.

Limiting Investment Risks

     Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit the Funds from: (a) with certain limited exceptions, investing more than 5% of their total assets in the securities of any one issuer (this limitation does not apply to the Tax Free Funds or to U.S. Government Obligations held by the other Funds); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations, bank obligations and, for the Tax Free Funds, municipal obligations secured by bank letters of credit or guarantees). A complete description of the relevant investment restrictions is included in the SAI. Except for each Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

Risk Factors

     General. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices,"Additional Investment Policies of Vista Cash Management Fund" and "Additional Investment Policies of the Tax Free Funds."

     Vista Cash Management Fund. This Fund may invest without limit in obligations of domestic and foreign banks, and in obligations of other foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

            Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. In addition, there may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches). and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

     The Tax Free Funds. Each Tax Free Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. These investments are subject to the considerations discussed in the preceding paragraphs relating to Vista Cash Management Fund.

     Each of the Tax Free Funds is "non-diversified," which may make the value of their shares more susceptible to developments affecting issuers in which these Funds invest. In addition, more than 25% of the assets of each Tax Free Fund may be invested in securities to be paid from revenue of similar projects, which may cause these Funds to be more susceptible to similar economic, political, or regulatory developments (particularly with respect to Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund, since the issuers in which these Funds invest will generally be located in a single state).

     Because the Tax Free Funds will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Tax Free Funds are susceptible for factors affecting such states and their municipal issuers. The New York and California Funds will be particularly susceptible to factors affecting the State of New York, the State of California, and their respective municipal issuers. A number of municipal issuers, including the State of New York, New York City, the State of California and certain California counties, have a recent history of significant financial and fiscal difficulties.

     California's Orange County recently defaulted on certain of its indebtedness. If a municipal issuer is unable to meet its financial obligations, the income derived by the related Fund and that Fund's ability to preserve capital and liquidity could be adversely affected. See Appendices C and D in the SAI for further information.

     Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Tax Free Funds.

MANAGEMENT

The Funds' Advisers

     The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets.

     Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund other than Cash Management Fund and Tax Free Money Market Fund, pursuant to a Sub-Investment

Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of the Adviser. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM receives a fee, payable by Chase from its advisory fee, in a mutually agreed amount. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM.

     Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Cash Management Fund and the Tax Free Money Market Fund pursuant to a Sub-Investment Advisory Agreement between Chase and TCB. TCB makes investment decisions for the Cash Management Fund and Tax Free Money Market Fund on a day-to-day basis. For these services, TCB receives a fee, payable by Chase from its advisory fee, in a mutually agreed amount. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation.

HOW TO BUY, SELL AND EXCHANGE SHARES

How to Buy Shares

     You can open a fund account with as little as $2,500 ($1,000 for IRAs and SEP-IRAs) and make additional investments at any time with as little as $100. You can buy fund shares three ways- through an investment representative or shareholder servicing agent, through the Fund's distributor (at 1-800-34-VISTA), or through a systematic investment plan

     All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund.

     Buying shares through the Funds' distributor. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

     Buying shares through the Systematic Investment Plan. You can make regular investments of $100 or more per month through automatic deduction from your bank savings or checking account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin the Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

     Buying shares through an investment representative or shareholder servicing agent. Vista Shares of the Funds may be purchased through a shareholder servicing agent (i.e., a financial institution, such as a bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Funds) or to customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Funds' distributor. An investor may purchase Vista Shares by authorizing his shareholder servicing agent or investment representative to purchase shares on his behalf through the Funds' Distributor. Shareholder servicing agents may offer additional services to their customers, including customized procedures for the purchase and redemption of Vista Shares, such as pre-authorized or systematic purchase and withdrawal programs and "sweep" checking programs. For further information, See "Other Information Concerning the Funds" in this prospectus and the SAI.

     Shares are sold without a sales load at the net asset value next determined after the Vista Service Center receives your order on any business day during which the Federal Reserve Bank of New York, the New York Stock Exchange and the Funds' advisers are open for business ("Fund Business Day"). To receive that day's price, the Vista Service Center or your investment representative or shareholder servicing agent must generally receive your order prior to the Funds' Cut-off Time. For the Vista 100% U.S. Treasury Securities Money Market Fund and the Tax Free Funds, the Cut-off Time is 12:00 noon. For the Treasury Plus Fund, the Federal Fund, the U.S. Government Fund, and the Cash Management Fund, the Cut-off Time is 2:00 p.m. Orders for shares received after and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. Orders received for shares after a Fund's Cut-off time and prior to 4:00 p.m. on any Fund Business Day will only be accepted and executed on the same day at the Funds' discretion. The Funds reserve the right to reject any purchase order.

How to Sell Shares

     You can sell your shares to the Fund on any Fund Business Day either directly or through your investment representative or shareholder servicing agent. The Fund will only redeem shares for which it has received payment.

     Selling Shares directly to the Fund. Send a signed letter of instruction to the Vista Service Center. The price you receive is the next net asset value calculated after your request is received in proper form.

     If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

     The Fund generally sends you payment for your shares the Fund Business Day after your request is received provided your request is received by the Vista Service Center prior to the Fund's Cut-off Time. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

     You may use Vista's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified the Vista Service Center of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

     The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult the Vista Service Center.

     During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your investment representative or shareholder servicing agent. The Telephone Redemption Privilege may be modified or terminated without notice.

     Systematic Withdrawal Plan. Make regular withdrawals of $100 or more monthly, quarterly or semi-annually from an account valued at $5,000 or more.

     Selling shares through your investment representative or your shareholder servicing agent. Your investment representative or your shareholder servicing agent must receive your request before the Cut-off Time for your Fund to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center.

     Redemption of Accounts of Less than $500. Each Fund may redeem your shares if the aggregate net asset value of the shares in your account is less than $500. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption.

How to Exchange Your Shares

     You can exchange your shares for Vista Shares of certain other Vista money market funds at net asset value and for certain classes of shares of the Vista non-money market funds at net asset value plus any applicable sales charge. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.

     To exchange your shares, simply complete the Exchange Authorization Form contained in your prospectus and send it to the Vista Service Center. The form is also available from the Vista Service Center. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Vista Service Center's procedures for telephone transactions are described under "How to sell shares." Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Please read the prospectus carefully before investing and keep it for future reference. Shares of certain Vista funds are not available to residents of all states.

     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.


HOW THE FUNDS VALUE THEIR SHARES

     The net asset value of Vista Shares of the Funds is currently determined daily as of 12:00 noon and 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund by the number of its shares outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of Funds available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

     The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Fund Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share will remain constant at $1.00 and these Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW  DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION

     The net investment income of each class of shares of each Fund is declared daily as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that the Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash , dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

     Net investment income for each Fund consists of all interest accrued and discounts earned less, amortization of any market premium on the portfolio assets of the Fund, and the accrued expenses of the Fund.

     Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to you. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

     Distributions by a Fund of its ordinary income and short-term capital gains are generally taxable to you as ordinary income. Distributions by the Tax Free Funds of their tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Distributions by a Fund of net long-term capital gains will be taxable as such, regardless of the length of time you have held your shares. Distributions will be taxable in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

     To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

     Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.

     The foregoing is a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).


OTHER INFORMATION CONCERNING  THE  FUND


Distribution Plans

     The Funds' distributor is Vista Broker-Dealer Services, Inc. ("VBDS"). VBDS is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. Each Fund has adopted a Rule 12b-1 distribution plan which provides that each Fund (other than the Cash Management Fund) will pay distribution fees at annual rates of up to 0.10% annually of the average daily net assets attributable to Vista Shares. There is no distribution plan for the Cash Management Fund. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Vista Shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to [ %] of the average daily net asset value of Vista Shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Some activities intended to promote the sale of Vista Shares will be conducted generally by the Vista Family of Mutual Funds, and activities intended to promote a Fund's Vista Shares may also benefit the Fund's other shares and other Vista funds.

     VBDS may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.


Shareholder Servicing Agents

     Each Fund has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers including, assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to .35% of the average daily net assets of the Vista Shares of each Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services. The Board of Trustees has determined that the amount payable in respect of "service fees" (as defined in the NASD Rules of Fair Practice) does not exceed .25% of the average annual net assets attributable to the Vista Shares of each Fund.

     Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Funds to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents.


Administrator and Sub-Administrator

     Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

     VBDS provides certain sub-administrative services to each Fund pursuant to its distribution and sub-administration agreement and is entitled to receive a fee for these services from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VBDS has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VBDS is located at 125 West 55th Street, New York, New York 10019.

Custodian

     Chase acts as custodian and fund accountant for each Fund and receives compensation under an agreement with the Funds. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

Expenses

     Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees: registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

Organization and Description of Shares

     Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

     Each Fund issues multiple classes of shares. This Prospectus relates only to Vista Shares of the Funds. The Funds offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

     Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Certain Regulatory Matters

     Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in this Prospectus without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

     Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of such Chase or in the possession of any affiliate of Chase, including the division that performs services for the Trust as custodian. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholders and their accounts. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

PERFORMANCE INFORMATION

     Each Fund may advertise its annualized "yield" and its 'effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "Yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

     The Tax Free Funds may also quote a "tax equivalent yield", the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to a Tax Free Fund's yield. The tax equivalent yield of a taxable money market fund can then be compared to the yield of a Tax Free Fund.

     Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                                    PROSPECTUS

             VISTA[SM] 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
                     VISTA[SM] TREASURY PLUS MONEY MARKET FUND
                        VISTA[SM] FEDERAL MONEY MARKET FUND
                    VISTA[SM] U.S. GOVERNMENT MONEY MARKET FUND
                          VISTA[SM] CASH MANAGEMENT FUND
                         VISTA[SM] PRIME MONEY MARKET FUND
                       VISTA[SM] TAX FREE MONEY MARKET FUND
                                Premier[SM] Shares

                                   May 6, 1996

            Investment Strategy:  Current Income

            This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their May 6, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE

INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS




Expense Summary................................................................
The expenses you pay on your Fund investment, including examples

Financial Highlights...........................................................
The Funds' financial history

Fund Objectives and Approach ..................................................
     Vista 100% U.S. Treasury Securities Money Market Fund
     Vista Treasury Plus Money Market Fund
     Vista Federal Money Market Fund
     Vista U.S. Government Money Market Fund
     Vista Cash Management Fund
      Vista Prime Money Market Fund
     Vista Tax Free Money Market Fund
Common Investment Policies.....................................................

Management ....................................................................
Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and Texas Commerce Bank, the Funds' sub-advisers

How to Buy, Sell and Exchange Shares...........................................

How the Funds Value their Shares...............................................

How Distributions Are Made; Tax Information
How the Funds distribute their earnings, and tax treatment related to those earnings

Other Information Concerning the Funds
Distribution plans, shareholder servicing agents, administration, custodian, expenses, organization and regulatory matters

Performance Information
How performance is determined, stated and/or advertised

EXPENSE SUMMARY


            Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                 100% U.S.                             U.S.
                                 Treasury     Treasury     Federal  Government                    Prime        Tax Free
                                Securities   Plus Money     Money      Money       Cash           Money          Money
                                   Money       Market      Market     Market    Management       Market         Market
                                Market Fund     Fund        Fund       Fund        Fund           Fund           Fund
                                -------------------------------------------------------------------------------------

                                  Premier      Premier     Premier    Premier     Premier        Premier        Premier
                                  Shares       Shares      Shares     Shares      Shares         Shares         Shares
                                  ------       ------      ------     ------      ------         ------         ------
Annual Fund Operating
Expenses
(as a percentage
of average net assets)

Investment Advisory Fee            0.10%        0.10%       0.10%      0.10%       0.10%          0.10%          0.10%

12b-1 Fee                           n/a          n/a         n/a       0.10%        n/a            n/a            n/a

Shareholder Servicing Fee
(after estimated waiver
of Fees) (*)                       0.25%        0.25%       0.20%      0.19%       0.23%          0.20%          0.25%

Other Expenses                     0.20%        0.20%       0.20%      0.16%       0.17%          0.15%          0.20%

-------------------------
Total Fund Operating Expenses
(after waiver of fees) (*)         0.55%        0.55%       0.50%      0.55%       0.50%          0.45%          0.55%

Example:

You would pay the following expenses on a $1,000 investment in a Fund, assuming
(1) 5% annual return and (2) redemption at the end of:

   1 Year                           $ 6          $ 6         $ 6        $ 6         $ 6            $ 5            $ 6
   3 years                           18           18          17         18          17             16             18
   5 years                           31           31          30         31          30             28             31
  10 years                           69           69          66         69          66             63             69

-------------------

 * Reflects current waiver arrangement to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Shareholder Servicing Fee would be 0.25% for all funds, and Total Fund Operating Expenses for Vista Federal Money Market Fund, Vista U.S. Government Money Market Fund, Vista Cash Management Money Market Fund and Vista Prime Fund would be 0.55%, 0.52%, 0.50% and 0.61%, respectively, of average net assets.
 +   Fees waived pursuant to an agreement with the Adviser. See "The Adviser."
++ Shareholder Servicing Agents may provide various services to their customers and charge additional fees for these services. The Shareholder Servicing Fee includes fees for activities in connection with serving as liaison for holders of Premier Shares and in providing personal services to such shareholders as well as other ministerial and servicing activities. Fees for the activities in connection with serving as liaison to, and providing personal services to, holders of Premier Shares will not exceed the NASD's maximum fee of 0.25% for these types of activities. The other ministerial and servicing activities provided for the Fund include: assisting in processing purchase and redemption transactions; transmitting and receiving funds in connection with purchase and redemption orders; preparing and providing periodic statements showing account balances; and preparing and transmitting proxy statements and other periodic reports and communications from the Trust to customers.

++   A shareholder may incur $10.00 charge for certain wire redemptions.

            The expense summary is intended to assist investors in understanding the various costs and expenses that a shareholder in any class of shares of each Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, distribution fee, administrative fee, sub-administrative fee and shareholder servicing agent fee expected to be incurred by Premier Shares of each Fund, after waiver of fees.

            As a result of the distribution fees, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). More complete descriptions of each Class of shares' expenses, including any fee waivers, are set forth herein or in the prospectus for such class of Shares.

            The "Example" set forth above should not be considered a representation of future expenses of a class of Shares of a Fund; actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                        VISTA TREASURY PLUS MONEY MARKET
-------------------------------------------------------------------------------


                                                                         Year     4/22/94**
                                                                         ended    through
                                                                        8/31/95   8/31/94
                                                                        -------   -------
                                                                               Premier
                                                                                Shares
                                                                        ------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..................................   $1.00      $1.00
                                                                        ------     ------
      Income From Investment Operations:
          Net Investment Income.......................................   0.050      0.014
                                                                        ------     ------
          Less dividends from net investment income...................   0.050      0.014
                                                                        ------     ------
Net Asset Value, End of Period........................................   $1.00      $1.00
                                                                        ======     ======
Total Return..........................................................    5.17%      1.37%
                                                                        ======     ======
Ratios/Supplemental Data
      Net assets, End of Period (000 omitted)......................... $18,572      $  36
      Ratio of Expenses to Average Net Assets#........................    0.50%      0.49%
      Ratio of Net Investment Income to Average Net Assets#...........    5.23%      3.85%
      Ratio of expenses without waivers and assumption of expenses to
          average net assets#.........................................    1.57%      0.89%
      Ratio of net investment income without waivers and assumption of
          expenses to average net assets#.............................    4.16%      3.46%

---------------
 #   Periods less than one year have been annualized.
 *   Commencement of operations.
**   Commencement of offering shares.

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                           VISTA FEDERAL MONEY MARKET
-------------------------------------------------------------------------------


                                                                          Year               4/22/94**
                                                                          ended               through
                                                                         8/31/95              8/31/94
                                                                         -------              -------
                                                                                   Premier
                                                                                   Shares
                                                                        ------------------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...................................    $1.00             $1.00
                                                                         -------            ------
      Income From Investment Operations:
          Net Investment Income........................................    0.053             0.015
                                                                         -------            ------
          Less dividends from net investment income....................    0.053             0.015
                                                                         -------            ------
Net Asset Value, End of Period.........................................    $1.00             $1.00
                                                                         =======            ======
Total Return...........................................................     5.40%             1.47%
                                                                         =======            ======
Ratios/Supplemental Data
      Net assets, end of Period (000 omitted).......................... $148,512           $55,768
      Ratio of Expenses to Average Net Assets#.........................     0.49%             0.35%
      Ratio of Net Investment Income to Average Net Assets#............     5.32%             4.38%
      Ratio of expenses without waivers and assumption to expenses to
          average net assets#..........................................     0.59%             0.74%
      Ratio of net investment income without waivers and assumption of
          expenses to average net assets#..............................     5.22%             4.00%


----------------
 #    Periods less than one year have been annualized.
 *    Commencement of operations.
**          Commencement of offering shares.

FINANCIAL HIGHLIGHTS


            The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for each of the periods commencing subsequent to June 30, 1992, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the annual report to Shareholders. Periods ended prior to July 1, 1993 were audited by other independent accountants.



                                                                 U.S. GOVERNMENT MONEY MARKET FUND(1)
                                    -----------------------------------------------------------------------------------------------
                                                                             PREMIER SHARES
                                    -----------------------------------------------------------------------------------------------
                                                                        For the
                                                                         Period
                                                                         July 1
                                       Year     11/1/93    Year ended   through
                                       Ended    through   October 31,  Oct. 31,*          Year Ended June 30,
                                       -----    -------   -----------  ---------    ---------------------------
                                      8/31/95  8/31/94++      1993        1992       1992       1991     1990(2)
                                      -------  ---------      ----        ----       ----       ----     -------
PER SHARE OPERATING
    PERFORMANCE
NET ASSET VALUE,
    BEGINNING OF PERIOD                 $1.00      $1.00        $1.00      $1.00     $1.00       $1.00     $1.00
                                        -----      -----        -----      -----     -----       -----     -----
    Income from Investment
      Operations:
      Net Investment Income.........    0.052      0.027        0.027      0.010     0.041(3)    0.068     0.075
                                        -----      -----        -----      -----     -----       -----     -----
      Total from Investment
         Operations.................    0.052      0.027        0.027      0.010     0.041       0.068     0.075
    Less Distributions:
      Dividends from net
         investment income..........    0.052      0.027        0.027      0.010     0.041(3)    0.068     0.075
                                        -----      -----        -----      -----     -----       -----     -----
      Total Distributions...........    0.052      0.027        0.027      0.010     0.041       0.068     0.075
NET ASSET VALUE, END
    OF PERIOD.......................    $1.00      $1.00        $1.00      $1.00     $1.00       $1.00     $1.00
                                        =====      =====        =====      =====     =====       =====     =====
TOTAL RETURN........................     5.31%      2.70%        2.70%      0.98%     4.68%       6.91%     8.13%
    Ratios/Supplemental Data
      Net Assets, End of
         Period (000 omitted)....... $763,609   $545,999   $1,609,704   $108,505    $ 78,795  $193,308   $63,774
      Ratio of Expenses to
         Average Net Assets+........     0.55%      0.55%        0.55%      0.58%     0.57%       0.57%     0.72%
      Ratio of Net Income to
         Average Net Assets+........     5.22%      3.13%        2.66%      2.87%     4.10%       6.76%     7.46%
      Ratio of expenses without
         waivers and
         assumption of expenses
         to Average Net
         Assets+....................     0.59%      0.61%        0.67%      0.70%     0.64%       0.65%     --
      Ratio of net investment
         income without waivers
         and assumption of
         expenses to Average
         Net Assets+................     5.18%      3.07%        2.54%      2.75%     4.03%       6.68%     --

















                                              U.S. GOVERNMENT MONEY MARKET FUND(1)
                                        ----------------------------------------------------
                                                           PREMIER SHARES
                                        ----------------------------------------------------
                                                        Year Ended September 30,
                                        ----------------------------------------------------
                                        1989    1988      1987     1986     1985        1984
                                        ----    ----      ----     ----     ----        ----
PER SHARE OPERATING
    PERFORMANCE
NET ASSET VALUE,
    BEGINNING OF PERIOD                  $1.00   $1.00     $1.00   $1.00    $1.00       $1.00
                                         -----   -----     -----   -----    -----       -----
    Income from Investment
      Operations:
      Net Investment Income.........     0.083   0.065     0.058   0.062    0.072       0.083
                                         -----   -----     -----   -----    -----       -----
      Total from Investment
         Operations.................     0.083   0.065     0.058   0.062    0.072       0.083
    Less Distributions:
      Dividends from net
         investment income..........     0.083   0.065     0.058   0.062    0.072       0.083
                                         -----   -----     -----   -----    -----       -----
      Total Distributions...........     0.083   0.065     0.058   0.062    0.072       0.083
NET ASSET VALUE, END
    OF PERIOD.......................     $1.00   $1.00     $1.00   $1.00    $1.00       $1.00
                                         =====   =====     =====   =====    =====       =====
TOTAL RETURN........................      6.34%   6.54%     5.78%   6.24%    7.13%       6.25%
    Ratios/Supplemental Data
      Net Assets, End of
         Period (000 omitted).......  $84,752  $79,541   $82,068 $86,475  $14,523     $ 3,991
      Ratio of Expenses to
         Average Net Assets+........     0.70%    0.67%     0.64%   0.68%    1.03%       1.54%
      Ratio of Net Income to
         Average Net Assets+........     8.31%    6.54%     5.78%   6.24%    7.16%       8.25%
      Ratio of expenses without
         waivers and
         assumption of expenses
         to Average Net
         Assets+....................     --      --        --         --    1.10%       2.23%
      Ratio of net investment
         income without waivers
         and assumption of
         expenses to Average
         Net Assets+................     --      --        --         --    7.09%       7.56%


 +   Periods less than one year have been annualized.

++ In 1994 the U.S. Government Money Market Fund changed its fiscal year-end from October 31 to August 31.

 * In 1992 the Trinity Government Fund, the predecessor to the Vista U.S. Government Money Market Fund, changed its fiscal year-end from June 30 to October 31.

(1) Trinity Government Fund and Vista U.S. Government Money Market Fund each reorganized as a new portfolio of Mutual Fund Group effective January 1, 1993 in a tax-free reorganization, and subsequently were reorganized into the Trust on _________. The new portfolio was named Vista U.S. Government Money Market Fund.

(2) On January 31, 1990, the Trinity Government Fund was reorganized into a series of Trinity Assets Trust. Prior to the reorganization, the Trinity Government Fund had been incorporated under the laws of the State of Florida since July 10, 1980 as Pinnacle Government Fund, Inc. with a fiscal year ended September 30. Actual per share income and capital changes for the nine-month period ended June 30, 1990 have been annualized in order to provide a comparison to prior years' results.

(3)  Include $0.001 short-term capital gain per share.

FINANCIAL HIGHLIGHTS


            On _____, 1996, The Hanover Cash Management Fund ("Hanover Cash Management Fund") merged into the Cash Management Fund; therefore, commencing with the fiscal year ending August 31, 1996, selected per share data and ratios for one Hanover Cash Management share outstanding will be provided. No information will be reflected for periods prior to August 31, 1996.

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                            VISTA PRIME MONEY MARKET
-------------------------------------------------------------------------------


                                                                         Year               11/15/93*
                                                                         ended               through
                                                                        8/31/95              8/31/94+
                                                                        -------              --------
                                                                                   Premier
                                                                                   Shares
                                                                        -----------------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..................................     $1.00              $1.00
                                                                          ------             ------
      Income From Investment Operations:
          Net Investment Income.......................................     0.053              0.027
          Net Realized Loss on Securities.............................    (0.003)              -
                                                                          ------             ------
          Total Income from Investment Operations.....................     0.050              0.027
          Voluntary Capital Contribution..............................     0.003               -
Less dividends from net investment income.............................     0.053              0.027
                                                                          ------             ------
Net Asset Value, End of Period........................................    $1.00              $1.00
                                                                          =====              =====
Total Return(1).......................................................     5.44%              2.75%
                                                                          =====              =====
Ratios/Supplemental Data
      Net assets, end of Period (000 omitted).........................  $62,737            $73,253
      Ratio of Expenses to Average Net Assets#........................     0.45%              0.45%
      Ratio of Net Investment Income to Average Net Assets#...........     5.24%              3.15%
      Ratio of expenses without waivers and assumption to expenses to
          average net assets#.........................................     0.65%              0.56%
      Ratio of net investment income without waivers and assumption of
          expenses to average net assets#.............................     5.04%              3.04%


-------------
#    Periods less than one year have been annualized.
*    Commencement of operations.
+ In 1994 Prime Money Market Fund changed its fiscal year-end from October 31 to August 31.

FINANCIAL HIGHLIGHTS

            The table set forth below provide selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the tables set forth below, for each of the five years ended August 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to shareholders.

                        VISTA TAX FREE MONEY MARKET FUND

                                                                                           PREMIER SHARES
                                                               ------------------------------------------------------------------
                                                                 Year        11/1/93
                                                                 Ended       through       Year ended October 31,      7/18/90*
                                                                                         --------------------------     through
                                                                8/31/95     8/31/94++    1993       1992       1991    10/31/90
                                                                -------     ---------    ----       ----       ----    --------
PER SHARE OPERATING
     PERFORMANCE
     Net Asset Value, Beginning of Period.....................     $1.00      $1.00      $1.00      $1.00      $1.00       $1.00
                                                                  ------     ------     ------     ------     ------      ------
     Income from Investment Operations:
         Net Investment Income................................     0.032      0.018      0.022      0.031      0.046       0.002
                                                                  ------     ------     ------     ------     ------      ------
         Total from Investment Operations.....................     0.032      0.018      0.022      0.031      0.046       0.002
     Less Distributions:
         Dividends from net investment income.................     0.032      0.018      0.022      0.031      0.046       0.002
                                                                  ------     ------     ------     ------     ------      ------
         Total Distributions..................................     0.032      0.018      0.022      0.031      0.046       0.002
NET ASSET VALUE, END OF PERIOD................................     $1.00      $1.00      $1.00      $1.00      $1.00       $1.00
                                                                   =====      =====      =====      =====      =====       =====
TOTAL RETURN..................................................      3.29%      1.79%      2.21%      3.09%      4.68%       6.82%
     Ratios/Supplemental Data:
         Net Assets, End of Period
            (000 omitted).....................................  $148,436   $229,306   $225,791   $ 87,027    $19,174     $11,320
         Ratio of Expenses to Average Net Assets+.............      0.56%      0.55%      0.55%      0.55%      0.55%       0.55%
         Ratio of Net Investment Income to Average Net Assets+      3.21%      2.11%      2.16%      2.92%      4.39%       6.82%
         Ratio of Expenses without waivers and assumption of
            expenses+.........................................      0.84%      0.78%      0.79%      0.76%      0.82%       0.71%
         Ratio of net investment income without waivers and
            assumption of expenses to Average Net Assets+.....      2.93%      1.89%      1.92%      2.71%      4.12%       6.66%



-------------
 +     Periods less than one year have been annualized.
++ In 1994 the Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.
 *     Commencement of operations.

FUND OBJECTIVES AND INVESTMENT APPROACH

Vista 100% U.S. Treasury Securities Money Market Fund

            The Fund's objective is to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity.

            The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and does not enter into repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista Treasury Plus Money Market Fund

            The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

            The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. In addition, the Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by U.S. Treasury obligations. The dollar weighted average maturity of the Fund will be 60 days or less.

Vista Federal Money Market Fund

            The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.

            The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund may also from time to time invest in obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less.

             Shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Distributions are Made; Tax Information." Due to state income tax considerations, the Fund will not enter into repurchase agreements.

Vista U.S. Government Money Market Fund

            The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

            The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury, agencies and instrumentalities of the U.S. Government, and by instrumentalities that have been established or sponsored by the U.S. Government, and in repurchase agreements collateralized by these obligations. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the Fund. The dollar weighted average maturity of the Fund will be 60 days or less.

Vista Cash Management Fund

            The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

            The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed as by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista Prime Money Market Fund

            The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity

            The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 60 days or less.

Vista Tax Free Money Market Fund

            The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity.

            The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations (as defined under "Certain Investment Policies of the Tax Free Fund"). As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

            Vista Tax Free Money Market Fund is classified as a
"non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

COMMON INVESTMENT POLICIES

            The Funds seek to maintain a net asset value of $1.00 per share.

            The Funds invest only in high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trustees. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.

            The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

            Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

            As a matter of fundamental policy, each Fund is permitted to invest all or a part of its assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

            There can be no assurance that any Fund will achieve its investment objective.

Other Investment Practices

            The Funds may also engage in the following investment practices, when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.

            U.S. Government Obligations. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association
(GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

            Repurchase Agreements, Securities Loans and Forward Commitments. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Federal Money Market Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund other than the Tax Free Funds also has the ability to lend portfolio securities of not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Fund may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

            Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

            Stand-By Commitments. Each Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to a Fund if the other party should default on its obligation and the

Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

            STRIPS and Zero Coupon Obligations. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund, Vista Prime Money Market Fund and each Tax Free Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

            Floating and Variable Rate Securities; Participation Certificates. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The variable rate securities in which Vista Tax Free Money Market Fund, Vista Cash Management Fund and Vista Prime Money Market Fund may invest include participation certificates and, in the case of Vista Cash Management Fund and Vista Prime Money Market Fund, certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether participations in variable rate municipal obligations is tax exempt and the Tax Free Fund would purchase such instruments based on opinions of bond counsel.

            Other Money Market Funds. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 10% of its total assets in shares of other money market funds, subject to applicable regulatory limitations.

Additional Investment Policies of Vista Cash Management Fund and Vista Prime Money Market Fund

            Vista Cash Management Fund and Vista Prime Money Market Fund may invest in the following instruments, when consistent with their overall objectives and policies. These instruments, and certain associated risks, are more fully described in the SAI.

            Bank Obligations. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches) . These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

            Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

            Municipal Obligations. The Funds may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by these Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

            Securities of Foreign Governments and Supranational Agencies. The Funds intend to invest a substantial portion of their assets from time to time in securities of foreign governments and supranational agencies.

The Funds will limit their investments in foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

            Custodial Receipts. The Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms and are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Additional Investment Policies of Vista Tax Free Money Market Fund

            The following provides additional information regarding the permitted investments of Vista Tax Free Money Market Fund. These investments, and certain associated risks, are more fully described in the SAI.

            Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax).

            Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. The Municipal Obligations in which the Fund invest may consist of municipal notes, municipal commercial paper and municipal bonds maturing or deemed to mature in 397 days or less.

            The two principal classifications of Municipal Obligations are general obligation and special obligation (or special revenue obligation) securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Special obligation (or special revenue obligation) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation securities, the credit quality of which is directly related to the private user of the facilities.

            From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

            Municipal Lease Obligations. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. The Fund will limit its investments in non-appropriation leases to 10% of its assets.

Limiting Investment Risks

            Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit the Funds from: (a) with certain limited exceptions, investing more than 5% of their total assets in the securities of any one issuer (this limitation does not apply to the Tax Free Fund or to U.S. Government Obligations held by the other Funds); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations, bank obligations and, for the Tax Free Funds, municipal obligations secured by bank letters of credit or guarantees). A complete description of the relevant investment restrictions is included in the SAI. Except for each Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

Risk Factors

            General. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices," "Additional Investment Policies of Vista Cash Management Fund and Vista Prime Money Market Fund" and "Additional Investment Policies of Vista Tax Free Money Market Fund."

            Vista Cash Management Fund and Vista Prime Money Market Fund. These Funds may invest without limit in obligations of domestic and foreign banks, and in obligations of other foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

            Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. In addition, there may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches). and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

            Vista Tax Free Money Market Fund. This Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. These investments are subject to the considerations discussed in the preceding paragraphs relating to Vista Cash Management Fund and Vista Prime Money Market Fund.

            This Fund is "non-diversified," which may make the value of its shares more susceptible to developments affecting issuers in which the Fund invest. In addition, more than 25% of the assets of the Fund may be invested in securities to be paid from revenue of similar projects, which may cause these Funds to be more susceptible to similar economic, political, or regulatory developments.

            Because this Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible for factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If a municipal issuer is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected.

            Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

MANAGEMENT

The Funds' Advisers

            The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets.

            Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund other than Cash Management Fund and Tax Free Money Market Fund, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of the Adviser. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM receives a fee, payable by Chase from its advisory fee, in a mutually agreed amount. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM.

            Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Cash Management Fund and the Tax Free Money Market Fund pursuant to a Sub-Investment Advisory Agreement between Chase and TCB. TCB makes investment decisions for the Cash Management Fund and Tax Free Money Market Fund on a day-to-day basis. For these services, TCB receives a fee, payable by Chase from its advisory fee, in a mutually agreed amount. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation.

HOW TO BUY, SELL AND EXCHANGE SHARES

How to Buy Shares

            Premier Shares may be purchased through certain investment representatives or shareholder servicing agents. Qualified investors are defined to be institutions, trusts, partnerships, corporations, qualified and other retirement plans and fiduciary accounts opened by a bank, trust company or thrift institution which exercises investment authority over such accounts.

            All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. In addition, redemption of shares purchased by periodic automatic investment will not be allowed for 7 calendar days. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund.

            Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

            Buying shares through the Systematic Investment Plan. You can make regular investments of $100 or more per month through automatic deduction from your bank savings or checking account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin the Plan at any time by sending a signed letter with signature guarantee to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

            Buying shares through an investment representative or shareholder servicing agent. Premier Shares of the Funds may be purchased through a shareholder servicing agent (i.e., a financial institution, such as a bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Funds) or to customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Funds' distributor. An investor may purchase Premier Shares by authorizing his shareholder servicing agent or investment representative to purchase shares on his behalf through the Funds' Distributor. Shareholder servicing agents may offer additional services to their customers, including customized procedures for the purchase and redemption of Premier Shares, such as pre-authorized or systematic purchase and withdrawal programs and "sweep" checking programs. For further information, See "Other Information Concerning the Funds" in this prospectus and the SAI.

            Shares are sold without a sales load at the net asset value next determined after the Vista Service Center receives your order on any business day during which the Federal Reserve Bank of New York, the New York Stock Exchange and the Funds' advisers are open for business ("Fund Business Day"). To receive that day's price, the Vista Service Center or your investment representative or shareholder servicing agent must generally receive your order prior to the Funds' Cut-off Time. For the Vista 100% U.S. Treasury Securities Money Market Fund and the Tax Free Money Market Funds, the Cut-off Time is 12:00 noon. For the Treasury Plus Fund, the Federal Fund, the U.S. Government Fund, the Cash Management Fund and the Prime Fund, the Cut-off Time is 2:00 p.m. Orders for shares received and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. Orders received for shares after a Fund's Cut-off Time and prior to 4:00 p.m. on any Fund Business Day will only be accepted and executed on the same day at the Funds' discretion. The Funds reserve the right to reject any purchase order.

Minimum Investments

            Each Fund has established a minimum initial investment amount of $100,000 for the purchase of Premier Shares. Shareholders must maintain an average account balance of $100,000 in the Premier Shares of a Fund at all times. There is no minimum for subsequent investments.

How to Sell Shares

            You can sell your shares to the Fund on any Fund Business Day either directly or through your investment representative or shareholder servicing agent. The Fund will only redeem shares for which it has received payment.

            Selling Shares directly to the Fund. Send a signed letter of instruction to the Vista Service Center. The price you receive is the next net asset value calculated after your request is received in proper form.

            If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

            The Fund generally sends you payment for your shares the Fund Business Day after your request is received provided your request is received by the Vista Service Center prior to the Fund's Cut-off Time. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

            You may use Vista's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified the Vista Service Center of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

            The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult the Vista Service Center.

            During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your investment representative or shareholder servicing agent. The Telephone Redemption Privilege may be modified or terminated without notice.

            Systematic Withdrawal Plan. Make regular withdrawals of $100 or more monthly, quarterly or semi-annually from an account valued at $5,000 or more.

            Selling shares through your investment representative or your shareholder servicing agent. Your investment representative or your shareholder servicing agent must receive your request before the Cut-off Time for your Fund to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center.

            Redemption of Accounts of Less than $500. Each Fund may redeem your shares if the aggregate net asset value of the shares in your account is less than $500. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption.

How to Exchange Your Shares

            You can exchange your shares for Premier Shares of certain other Vista money market funds at net asset value and for certain classes of shares of the Vista non-money market funds at net asset value plus any applicable sales charge. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.

            To exchange your shares, simply complete the Exchange Authorization Form contained in your prospectus and send it to the Vista Service Center. The form is also available from the Vista Service Center. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Vista Service Center's procedures for telephone transactions are described under "How to sell shares." Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Please read the prospectus carefully before investing and keep it for future reference. Shares of certain Vista funds are not available to residents of all states.

            The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUNDS VALUE THEIR SHARES

            The net asset value of Premier Shares of the Funds is currently determined daily as of 12:00 noon and 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund by the number of its shares outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of Funds available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

            The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Fund Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share will remain constant at $1.00 and these Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW  DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION

            The net investment income of each class of shares of each Fund is declared daily as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that the Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash , dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

            Net investment income for each Fund consists of all interest accrued and discounts earned [except for Vista Tax Free Money Market Fund] less, amortization of any market premium on the portfolio assets of the Fund, and the accrued expenses of the Fund

            Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to you. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

            Distributions by a Fund of its ordinary income and short-term capital gains are generally taxable to you as ordinary income. Distributions by Vista Tax Free Money Market Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Distributions by a Fund of net long-term capital gains will be taxable as such, regardless of the length of time you have held your shares. Distributions will be taxable in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

            To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

            Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.

            The foregoing is a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION CONCERNING THE FUND

 Distribution Arrangements

            The Funds' distributor is Vista Broker-Dealer Services, Inc. ("VBDS"). VBDS is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. Vista U.S. Government Money Market Fund has adopted a Rule 12b-1 distribution plan which provides that it will pay distribution fees at annual rates of up to 0.10% annually of the average daily net assets attributable to Premier Shares. There is no distribution plan for Premier Shares of the other Funds. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Premier Shares of Vista U.S. Government Money Market Fund, and are not tied to the amount of actual expenses incurred. [Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to _.__% of the average daily net asset value of Premier Shares maintained in that Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers.] Some activities intended to promote the sale of Premier Shares will be conducted generally by the Vista Family of Mutual Funds, and activities intended to promote a Fund's Premier Shares may also benefit the Fund's other shares and other Vista funds.

            VBDS may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

Shareholder Servicing Agents

            Each Fund has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers including, assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to .25% of the average daily net assets of the Premier Shares of each Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

            Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Funds to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents.

Administrator and Sub-Administrator

            Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

            VBDS provides certain sub-administrative services to each Fund pursuant to its distribution and sub-administration agreement and is entitled to receive a fee for these services from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VBDS has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VBDS is located at 125 West 55th Street, New York, New York 10019.

Custodian

            Chase acts as custodian and fund accountant for each Fund and receives compensation under an agreement with the Funds. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.


Expenses

            Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees: registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

Organization and Description of Shares

            Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

            Each Fund issues multiple classes of shares. This Prospectus relates only to Premier Shares of the Funds. Premier Shares may be purchased only by qualified investors. See "How to Buy, Sell and Exchange Shares." The Funds offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

            The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

            Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Certain Regulatory Matters

            Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in this Prospectus without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

            Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of such Chase or in the possession of any affiliate of Chase, including the division that performs services for the Trust as custodian. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholders and their accounts. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

PERFORMANCE INFORMATION

            Each Fund may advertise its annualized "yield" and its 'effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "Yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

            The Vista Tax Free Money Market Funds may also quote a "tax equivalent yield", the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to a tax free fund's yield. The tax equivalent yield of a taxable money market fund can then be compared to the yield of a tax free fund.

            Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                                    PROSPECTUS

             VISTA[SM] 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
                     VISTA[SM] TREASURY PLUS MONEY MARKET FUND
                        VISTA[SM] FEDERAL MONEY MARKET FUND
                    VISTA[SM] U.S. GOVERNMENT MONEY MARKET FUND
                          VISTA[SM] CASH MANAGEMENT FUND
                         VISTA[SM] PRIME MONEY MARKET FUND
                       VISTA[SM] TAX FREE MONEY MARKET FUND
                             Institutional[SM] Shares

                                   May 6, 1996

            Investment Strategy:  Current Income

            This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their May 6, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-622-4273. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE

INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS




Expense Summary................................................................
The expenses you pay on your Fund investment, including examples

Financial Highlights...........................................................
The Funds' financial history

Fund Objectives and Approach...................................................
            Vista 100% U.S. Treasury Securities Money Market Fund
            Vista Treasury Plus Money Market Fund
            Vista Federal Money Market Fund
            Vista U.S. Government Money Market Fund
            Vista Cash Management Fund
             Vista Prime Money Market Fund
            Vista Tax Free Money Market Fund

Common Investment Policies.....................................................

Management
Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and Texas Commerce Bank, the Funds' sub-advisers

How to Buy, Sell and Exchange Shares...........................................

How the Funds Value their Shares...............................................

How Distributions Are Made; Tax Information....................................
How the Funds distribute their earnings, and tax treatment related to those earnings

Other Information Concerning the Funds.........................................
Distribution plans, shareholder servicing agents, administration, custodian, expenses, organization and regulatory matters

Performance Information........................................................
How performance is determined, stated and/or advertised

EXPENSE SUMMARY

            Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.



                                                                                                             U.S.
                                                  Treasury       Federal         Prime       Tax Free     Government       Cash
                                                Money Market  Money Market   Money Market  Money Market  Money Market   Management
                                                    Fund          Fund           Fund          Fund          Fund          Fund
                                                ------------- -------------  ------------- ------------- ------------- -------------
                                                Institutional Institutional  Institutional Institutional Institutional Institutional
                                                   Shares        Shares         Shares        Shares        Shares        Shares
                                                ------------- -------------  ------------- ------------- ------------- -------------
Annual Fund Operating Expenses
(as a percentage of  average net assets)
Investment Advisory Fee .....................      0.10%         0.10%          0.10%         0.10%         0.10%            0.10%
12b-1 Fee ...................................       n/a           n/a            n/a           n/a           n/a              n/a
Shareholder Servicing Fee ...................       n/a           n/a            n/a           n/a           n/a              n/a
Other Expenses...............................      0.17%         0.20%          0.17%         0.20%         0.17%            0.17%
Total Fund Operating Expenses................      0.27%         0.30%          0.27%         0.30%         0.27%            0.27%

Example:
You would pay the following expenses on a $1,000 investment in a Fund, assuming
(1) 5% annual return and (2) redemption at the end of:

1 year.......................................        3             3              3             3             3                3
3 years......................................        9             9              9             9             9                9
5 years......................................       15            15             15            15            15               15
10 years.....................................       34            34             34            34            34               34

-----------------

++   A $10.00 charge may be incurred for certain wire redemptions.


            The expense summary is intended to assist investors in understanding the various costs and expenses that a shareholder of each Fund will bear directly or indirectly. The expense summary shows the investment advisory fee, administration fee and sub-administration fee expected to be incurred by each Fund, after waiver of fees.

            The "Example" set forth above should not be considered a representation of future expenses of a class of Shares of a Fund; actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                                  TREASURY FUND

                                                                               Institutional
                                                                                  Shares
                                                                                  ------
                                                                                          4/20/94*
                                                                          Year             through
                                                                          ended            August
                                                                         8/31/95          31, 1994
                                                                         -------          --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..................................     $1.00             $1.00
                                                                         -------           -------
      Income From Investment Operations:
            Net Investment Income.....................................     0.053             0.014
                                                                         -------           -------
            Total from Investment Operations..........................     0.053             0.014
Less dividends from net investment income.............................     0.053             0.014
                                                                         -------           -------
Net Asset Value, End of Period........................................     $1.00             $1.00
                                                                         =======           =======
Total Return..........................................................      5.36%             1.45%
                                                                         =======           =======
Ratios/Supplemental Data
      Net Assets, End of Period (000 omitted).........................   $17,636           $14,976
      Ratio of Expenses to Average Net Assets#........................      0.32%             0.32%
      Ratio of Net Investment Income to Average Net Assets#...........      5.21%             3.93%
      Ratio of expenses without waivers and assumption of expenses to
        average net assets#...........................................      0.89%             0.53%
      Ratio of net investment income without waivers and assumption
       of  expenses to average net assets#............................      4.64%             3.72%

-------------------
#     Periods less than one year have been annualized.
*     Commencement of operations.

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                                  FEDERAL FUND

                                                                                Institutional
                                                                                   Shares
                                                                                   ------
                                                                                           4/20/94*
                                                                           Year             through
                                                                           ended            August
                                                                          8/31/95          31, 1994
                                                                          -------          --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..................................     $1.00             $1.00
                                                                        --------          --------
      Income From Investment Operations:
            Net Investment Income.....................................     0.054             0.015
                                                                        --------          --------
            Total from Investment Operations..........................     0.054             0.015
Less dividends from net investment income.............................     0.054             0.015
                                                                        --------          --------
Net Asset Value, End of Period........................................     $1.00             $1.00
                                                                        ========          ========
Total Return..........................................................      5.57%             1.54%
                                                                        ========          ========
Ratios/Supplemental Data
      Net Assets, End of Period (000 omitted).........................  $113,591          $117,364
      Ratio of Expenses to Average Net Assets#........................      0.31%             0.30%
      Ratio of Net Investment Income to Average Net Assets#...........      5.45%             4.26%
      Ratio of expenses without waivers and assumption of expenses to
        average net assets#...........................................      0.37%             0.49%
      Ratio of net investment income without waivers and assumption of
        expenses to average net assets#...............................      5.39%             4.06%

---------------------
#     Periods less than one year have been annualized.
*     Commencement of operations.
**    Commencement of offering shares.

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for a share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

                                   PRIME FUND

                                                                                             Institutional
                                                                                                Shares
                                                                                        Year            4/26/94*
                                                                                        ended            through
                                                                                       8/31/95          8/31/94+
                                                                                       -------          --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..............................................       $1.00             $1.00
                                                                                      --------           -------
      Income From Investment Operations:
      Net Investment Income.......................................................       0.055             0.014
      Net Realized Loss on Securities.............................................      (0.003)             --
                                                                                      --------           -------
      Total from Investment Operations............................................       0.052             0.014
                                                                                      --------           -------
      Voluntary Capital Contribution..............................................       0.003              --
                                                                                      --------           -------
Less dividends from net investment income.........................................       0.055             0.014
                                                                                      --------           -------
Net Asset Value, End of Period....................................................       $1.00             $1.00
                                                                                      ========           =======
Total Return......................................................................       5.62%             1.50%
                                                                                      ========           =======
Ratios/Supplemental Data
      Net assets, End of Period (000 omitted).....................................    $185,640           $57,961
      Ratio of Expenses to Average Net Assets#....................................       0.27%             0.27%
      Ratio of Net Investment Income to Average Net Assets#.......................       5.57%             4.21%
      Ratio of expenses without waivers and assumption of expenses
        to average net assets#....................................................       0.35%             0.37%
      Ratio of net investment income without waivers and assumption of expenses to
        average net assets#.......................................................       5.49%             4.11%

------------------------
 #   Periods less than one year have been annualized.
 + In 1994 the Prime Money Market Fund changed its fiscal year-end from October 31 to August 31.
 *   Commencement of offering shares.

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders can obtain a copy of this report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below for each of the periods have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to shareholders.

                                  TAX FREE FUND

                                                                              INSTITUTIONAL
                                                                                 SHARES
                                                                                 ------
                                                                                          11/1/93*
                                                                       Year ended          through
                                                                         8/31/95          8/31/94++
                                                                         -------          ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...............................        $1.00             $1.00
                                                                        --------          --------
 Income from Investment Operations:
   Net Investment Income...........................................        0.035             0.019
                                                                        --------          --------
   Total from Investment Operations................................        0.035             0.019
 Less Distributions:
   Dividends from net investment income............................        0.035             0.019
                                                                        --------          --------

   Total Distributions.............................................        0.035             0.019
                                                                        --------          --------
NET ASSET VALUE, END OF PERIOD.....................................        $1.00             $1.00
                                                                        ========          ========
TOTAL RETURN.......................................................        3.53%             1.95%
                                                                        ========          ========
      Ratios/Supplemental Data:
      Net Assets, End of Period (000 omitted)......................     $108,494          $110,332
      Ratio of Expenses to Average Net Assets+.....................        0.33%             0.34%
      Ratio of Net Investment Income to Average Net Assets+........        3.46%             2.38%
      Ratio of Expenses without waivers and assumption of expenses+        0.34%             0.34%
      Ratio of net investment income without waivers and assumption
            of expenses to Average Net Assets+.....................        3.45%             2.38%

--------------------
 +  Short periods have been annualized.
++ In 1994 the Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.
 *  Commencement of offering of shares.

FINANCIAL HIGHLIGHTS

            The information on selected per share data and ratios with respect to each of the two fiscal periods ended August 31, 1995, and the related financial statements, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Statement of Additional Information. The following information should be read in conjunction with the financial statements and notes thereto which are included in the Statement of Additional Information.

                             U.S. GOVERNMENT FUND(1)

                                                                           INSTITUTIONAL
                                                                              SHARES
                                                                              ------
                                                                      Year              12/10/93*
                                                                      ended              through
                                                                     8/31/95            8/31/94+
                                                                     -------            --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................      $1.00             $1.00
                                                                    --------          --------
      Income from Investment Operations:
      Net Investment Income......................................      0.055             0.026
                                                                    --------          --------
      Total from Investment Operations...........................      0.055             0.026
      Less Distributions:
      Dividends from net investment income.......................      0.055             0.026
                                                                    --------          --------
      Total Distributions........................................      0.055             0.026

NET ASSET VALUE, END OF PERIOD...................................      $1.00             $1.00
                                                                    ========          ========
TOTAL RETURN.....................................................       5.60%             2.61%
                                                                    ========          ========
Ratios/Supplemental Data
      Net Assets, End of Period (000 omitted)....................   $466,083          $212,810

Ratio of Expenses to Average Net Assets..........................       0.27%             0.27%#

Ratio of Net Investment Income to Average Net Assets.............       5.58%             3.81%#

Ratio of expenses without variance and assumption of expenses to
   Average Net Assets............................................       0.28%             0.27%#

Ratio of net investment income without variance and assumption of
   expenses to Average Net Assets................................       5.57%             3.81%#

-----------------------
 #   Short periods have been annualized.

 *   Commencement of offering of shares.

 + In 1994 the U.S. Government Money Market Fund changed its fiscal year-end from October 31 to August 31.

(1) Trinity Government Fund and Vista U.S. Government Money Market Fund each reorganized as a new portfolio of Mutual Fund Group effective January 1, 1993 in a tax-free reorganization, and subsequently were reorganized into the Trust on ______________. The new portfolio is named Vista U.S. Government Money Market Fund.

FINANCIAL HIGHLIGHTS

            On May 3, 1996, The Hanover Cash Management Fund ("Hanover Cash management Fund") merged into the Cash Management Fund; therefore, commencing with the fiscal year ending August 31, 1996, selected per share data and ratios for one Hanover Cash Management share outstanding will be provided. No information will be reflected for periods prior to August 31, 1996.

FUND OBJECTIVES AND INVESTMENT APPROACH

Vista 100% U.S. Treasury Securities Money Market Fund

            The Fund's objective is to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity.

            The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and does not enter into repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista Treasury Plus Money Market Fund

            The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

            The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. In addition, the Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by U.S. Treasury obligations. The dollar weighted average maturity of the Fund will be 60 days or less.

Vista Federal Money Market Fund

            The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.

            The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund may also from time to time invest in obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less.

             Shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Distributions are Made; Tax Information." Due to state income tax considerations, the Fund will not enter into repurchase agreements.

Vista U.S. Government Money Market Fund

            The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

            The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury, agencies and instrumentalities of the U.S. Government, and by instrumentalities that have been established or sponsored by the U.S. Government, and in repurchase agreements collateralized by these obligations. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the Fund. The dollar weighted average maturity of the Fund will be 60 days or less.

Vista Cash Management Fund

            The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

            The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed as by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.

Vista Prime Money Market Fund

            The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity

            The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 60 days or less.

Vista Tax Free Money Market Fund

            The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity.

            The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations (as defined under "Certain Investment Policies of the Tax Free Fund"). As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

            Vista Tax Free Money Market Fund is classified as a
"non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

COMMON INVESTMENT POLICIES

            The Funds seek to maintain a net asset value of $1.00 per share.

            The Funds invest only in high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trustees. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.

            The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

            Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

            As a matter of fundamental policy, each Fund is permitted to invest all or a part of its assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

            There can be no assurance that any Fund will achieve its investment objective.

Other Investment Practices

            The Funds may also engage in the following investment practices, when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.

            U.S. Government Obligations. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association
(GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

            Repurchase Agreements and Forward Commitments. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Federal Money Market Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. These transactions must be fully collateralized at all times. Each Fund may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

            Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

            Stand-By Commitments. Each Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

            STRIPS and Zero Coupon Obligations. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund, Vista Prime Money Market Fund and each Tax Free Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

            Floating and Variable Rate Securities; Participation Certificates. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The variable rate securities in which Vista Tax Free Money Market Fund, Vista Cash Management Fund and Vista Prime Money Market Fund may invest include participation certificates and, in the case of Vista Cash Management Fund and Vista Prime Money Market Fund, certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether participations in variable rate municipal obligations is tax exempt and the Tax Free Fund would purchase such instruments based on opinions of bond counsel.

            Other Money Market Funds. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 10% of its total assets in shares of other money market funds, subject to applicable regulatory limitations.

Additional Investment Policies of Vista Cash Management Fund and Vista Prime Money Market Fund

            Vista Cash Management Fund and Vista Prime Money Market Fund may invest in the following instruments, when consistent with their overall objectives and policies. These instruments, and certain associated risks, are more fully described in the SAI.

            Bank Obligations. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches) . These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

            Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

            Municipal Obligations. The Funds may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by these Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

            Securities of Foreign Governments and Supranational Agencies. The Funds intend to invest a substantial portion of their assets from time to time in securities of foreign governments and supranational agencies. The Funds will limit their investments in foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

            Custodial Receipts. The Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms and are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Additional Investment Policies of Vista Tax Free Money Market Fund

            The following provides additional information regarding the permitted investments of Vista Tax Free Money Market Fund. These investments, and certain associated risks, are more fully described in the SAI.

            Municipal Obligations. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax).

            Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. The Municipal Obligations in which the Fund invest may consist of municipal notes, municipal commercial paper and municipal bonds maturing or deemed to mature in 397 days or less.

            The two principal classifications of Municipal Obligations are general obligation and special obligation (or special revenue obligation) securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Special obligation (or special revenue obligation) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation securities, the credit quality of which is directly related to the private user of the facilities.

            From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

            Municipal Lease Obligations. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. The Fund will limit its investments in non-appropriation leases to 10% of its assets.

Limiting Investment Risks

            Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit the Funds from: (a) with certain limited exceptions, investing more than 5% of their total assets in the securities of any one issuer (this limitation does not apply to the Vista Tax Free Money Market Fund or to U.S. Government Obligations held by the other Funds); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations, bank obligations and, for the Vista Tax Free Money Market Fund, municipal obligations secured by bank letters of credit or guarantees). A complete description of the relevant investment restrictions is included in the SAI. Except for each Fund's investment objective, restriction
(c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

Risk Factors

            General. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices," "Additional Investment Policies of Vista Cash Management Fund and Vista Prime Money Market Fund" and "Additional Investment Policies of Vista Tax Free Money Market Fund."

            Vista Cash Management Fund and Vista Prime Money Market Fund. These Funds may invest without limit in obligations of domestic and foreign banks, and in obligations of other foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

            Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. In addition, there may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches). and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

            Vista Tax Free Money Market Fund. This Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. These investments are subject to the considerations discussed in the preceding paragraphs relating to Vista Cash Management Fund and Vista Prime Money Market Fund.

            This Fund is "non-diversified," which may make the value of its shares more susceptible to developments affecting issuers in which the Fund invest. In addition, more than 25% of the assets of the Fund may be invested in securities to be paid from revenue of similar projects, which may cause these Funds to be more susceptible to similar economic, political, or regulatory developments.

            Because this Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible for factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If a municipal issuer is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected.

            Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

MANAGEMENT

The Funds' Advisers

            The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets.

            Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund other than Cash Management Fund and Tax Free Money Market Fund, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of the Adviser. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM receives a fee, payable by Chase from its advisory fee, in a mutually agreed amount. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM.

            Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Cash Management Fund and the Tax Free Money Market Fund pursuant to a Sub-Investment Advisory Agreement between Chase and TCB. TCB makes investment decisions for the Cash Management Fund and Tax Free Money Market Fund on a day-to-day basis. For these services, TCB receives a fee, payable by Chase from its advisory fee, in a mutually agreed amount. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation.

HOW TO BUY, SELL AND EXCHANGE SHARES

How to Buy Shares

            Institutional Shares may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with the Funds' distributor on each business day during which the Federal Reserve Bank of New York, the New York Stock Exchange and the Funds' advisers are open for business ("Fund Business Day"). Qualified investors are defined as institutions, trusts, partnerships, corporations, qualified and other retirement plans and fiduciary accounts opened by a bank, trust company or thrift institution which exercises investment authority over such accounts.

            Institutional Shares are sold at without a sales load at the net asset value next determined after the Vista Service Center receives your order on any Fund Business Day. To receive that day's price, the Vista Service Center or your investment representative or shareholder servicing agent must generally receive your order prior to the Funds' Cut-off Time. For the Vista 100% U.S. Treasury Securities Money Market Fund and Vista Tax Free Money Market Fund, the Cut-off Time is 12:00 noon. For the Treasury Plus Fund, the Federal Fund, the U.S. Government Fund, the Cash Management Fund and the Prime Fund, the Cut-off Time is 2:00 p.m. In addition, orders received for shares of these Funds after 2:00 p.m. and prior to 4:00 p.m. on any Fund Business Day may be accepted and executed on the same day at the Funds' discretion. Orders for shares received and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. The Funds reserve the right to reject any purchase order.

            All purchases of Institutional Shares must be paid for by federal funds wire. If federal funds are not available with respect to any such order by the close of business on the day the order is received by the Vista Service Center, the order will be cancelled. Any order received after the Cut-off Times noted above will not be accepted. Any funds received in connection with late orders will be invested on the next Fund Business Day.

            Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

            Dealers may offer additional services to their customers, including customized procedures for the purchase and redemption of Institutional Shares, such as pre-authorized or systematic purchase and withdrawal programs, "sweep" checking programs, cash advances, automated access and direct demand deposit debit.

Minimum Investments

            Each Fund has established a minimum initial investment amount of $1,000,000 for the purchase of Institutional Shares. Shareholders must maintain an average account balance of $1,000,000 in the Institutional Shares of a Fund at all times. There is no minimum for subsequent investments.

How to Sell Shares

            You may redeem all or any portion of the shares in your account on any Fund Business Day at the net asset value next determined after a redemption required in proper form is furnished by you to your Dealer and transmitted to and received by the Vista Service Center. A wire redemption may be requested by telephone or wire to the Vista Service Center. For telephone redemptions, call the Vista Service Center at 1-800-622-4273.

            In making redemption requests, the names of the registered shareholders on your account and your account number must be supplied. The price you receive is the next net asset value calculated after your request is received in proper form. In order to receive that day's net asset value, the Vista Service Center must receive your request before 12:00 noon, unless your Fund has a later Cut-off Time. The Treasury Plus Fund, the Federal Fund, the U.S. Government Fund, the Cash Management Fund and the Prime Fund have a Cut-off Time of 2:00 p.m. In order to allow the Fund's advisers to most effectively manage the Funds' portfolios, investors are urged to make redemption requests as early in the day as possible.

            Payment for redemption requests received prior to the Cut-off Time is normally made in federal funds wired to the redeeming shareholder on the same Fund Business Day. Payment for redemption requests received after the Cut-off Time is normally made in federal funds wired to the redeeming shareholder on the next Fund Business Day. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

            You may use Vista's Telephone Redemption Privilege to redeem shares valued up to $1,000,000 from your account unless you have notified the Vista Service Center of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

            The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult the Vista Service Center.

            During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your Dealer. The Telephone Redemption Privilege may be modified or terminated without notice.

            Selling shares through your Dealer. Your Dealer must receive your request before the Cut-off Time for your Fund to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center.

            Redemption of Accounts of Less than $1,000,000. Each Fund may redeem your shares if the aggregate net asset value of the shares of that Fund in your account is less than $1,000,000. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption.

How to Exchange Your Shares

            You can exchange your shares for Institutional Shares of certain other Vista money market funds at net asset value and for certain classes of shares of the Vista non-money market funds at net asset value plus any applicable sales charge. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.

            To exchange your shares, simply complete the Exchange Authorization Form contained in your prospectus and send it to the Vista Service Center. The form is also available from the Vista Service Center. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Vista Service Center's procedures for telephone transactions are described under "How to sell shares." Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Please read the prospectus carefully before investing and keep it for future reference. Shares of certain Vista funds are not available to residents of all states.

            The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUNDS VALUE THEIR SHARES

            The net asset value of Institutional Shares of the Funds is currently determined daily as of 12:00 noon and 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund by the number of its shares outstanding at the time the determination is made. Effective with the anticipated introduction of a new automated share purchase program by certain Dealers, the net asset value of Funds available through the program will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

            The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Fund Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share will remain constant at $1.00 and these Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the

Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW  DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION

            The net investment income of each class of shares of each Fund is declared daily as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that the Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash , dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

            Net investment income for each Fund consists of all interest accrued and discounts earned less, amortization of any market premium on the portfolio assets of the Fund, and the accrued expenses of the Fund.

            Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to you. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

            Distributions by a Fund of its ordinary income and short-term capital gains are generally taxable to you as ordinary income. Distributions by Vista Tax Free Money Market Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Distributions by a Fund of net long-term capital gains will be taxable as such, regardless of the length of time you have held your shares. Distributions will be taxable in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

            To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

            Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.

            The foregoing is a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION CONCERNING THE FUND

Administrator

            Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

Sub-Administrator and Distributor

            Vista Broker-Dealer Services, Inc. ("VBDS") acts as the Funds' sub-administrator and distributor. VBDS is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. For the sub-administrative services it performs, VBDS is entitled to receive a fee from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VBDS has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VBDS is located at 125 West 55th Street, New York, New York 10019.

Custodian

            Chase acts as custodian and fund accountant for each Fund and receives compensation under an agreement with the Funds. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

Expenses

            Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees: registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

Organization and Description of Shares

            Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

            Each Fund issues multiple classes of shares. This Prospectus relates only to Institutional Shares of the Funds. Institutional Shares may be purchased only by qualified investors. See "How to Buy, Sell and Exchange Shares." The Funds offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

            The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

            Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Certain Regulatory Matters

            Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in this Prospectus without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

            Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of such Chase or in the possession of any affiliate of Chase, including the division that performs services for the Trust as custodian. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholders and their accounts. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

PERFORMANCE INFORMATION

            Each Fund may advertise its annualized "yield" and its 'effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "Yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

            Vista Tax Free Money Market Fund may also quote a "tax equivalent yield", the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to the tax free fund's yield. The tax equivalent yield of a taxable money market fund can then be compared to the yield of the tax free fund.

            Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                                    PROSPECTUS

                      VISTA[SM] NEW YORK TAX FREE INCOME FUND
                              Class A and B Shares

                                   May 6, 1996

            Investment Strategy:   Income

            This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its May 6, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS



Expense Summary................................................................

Financial Highlights...........................................................

Fund Objectives................................................................

Investment Policies............................................................

Management.....................................................................

About Your Investment..........................................................

How to Buy, Sell and Exchange Shares...........................................

How the Fund Values its Shares.................................................

How Distributions are Made; Tax Information....................................

Other Information Concerning the Fund..........................................

Performance Information........................................................

Make the Most of Your Vista Privileges.........................................

EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs and estimated annual expenses from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                                               Class A        Class B
Shareholder Transaction Expenses                               Shares         Shares
--------------------------------                               ------         ------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)...........................    4.50%           None

Maximum Deferred Sales Charge
(as a percentage of the lower of original
purchase price or redemption proceeds)(*).....................     None          5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Investment Advisory Fee (after estimated waiver) (**).........    0.20%          0.20%

12b-1 Fee(***)................................................    0.25%          0.75%

Shareholder Servicing Fee (after estimated waiver) (**).......    0.00%          0.25%

Other Expenses ...............................................    0.45%          0.45%

Total Fund Operating Expenses (after waiver of fee) (**)......    0.90%          1.65%

Examples

            Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

                                      1 Year      3 Years     5 Years   10 Years
                                      ------      -------     -------   --------

Class A Shares(+)...................    $54         $72       $91       $142

Class B Shares:
   Assuming complete
   redemption at the
   end of the
   period(++)(+++)..................    $68         $85      $113       $166

   Assuming no
   redemptions (+++)................    $17         $52       $90       $166



-----------------------

* The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."
** Reflects current waiver arrangement to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee and Shareholder Servicing Fee would be 0.30% and 0.25%, respectively, for Class A and Class B shares, and Total Fund Operating Expenses would be 1.25% and 1.75% for Class A and Class B shares, respectively, of average net assets.
*** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. ("NASD").
 + Assumes deduction at the time of purchase of the maximum sales charge, as applicable.
++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.
+++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year. See "How to Buy, Sell and Exchange Shares."

            The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

            Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for both Class A and Class B shares. The information for each of the five years in the period ended October 31, 1995 has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the financial statements which includes this information and the financial statements are incorporated by reference into this Prospectus. The Fund's Annual Report for the fiscal year ended October 31, 1995 includes these financial statements and is available without charge upon request.

NEW YORK TAX FREE INCOME FUND

                                                  Year     11/4/93**      Year      11/1/93
                                                  ended     through       ended     through
                                                 8/31/95    8/31/94+     8/31/95   8/31/94+            Year ended October 31,
                                                 -------    --------     -------   --------
                                                                                               ----------------------------------
                                                                                                 1993         1992        1991
                                                 Class B    Class B      Class A    Class A     Class A      Class A    Class A
                                                 Shares      Shares      Shares     Shares      Shares       Shares      Shares
                                                 ------      ------      ------     ------      ------       ------      ------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...........   $11.27     $12.11      $11.30     $12.27      $11.18       $11.24      $10.48
  Income from Investment Operations:
     Net Investment Income.....................    0.485      0.419       0.570      0.473       0.592        0.473       0.635
     Net Gains or Losses in Securities (both
       realized and unrealized)................    0.162     (0.543)      0.167     (0.688)      1.281        0.274       0.762
                                                   -----     ------       -----     ------       -----        -----       -----
     Total from Investment Operations..........    0.647     (0.124)      0.737     (0.215)      1.873        0.747       1.397
  Less Distributions:
     Dividends from net investment income......    0.507      0.433       0.567      0.472       0.591        0.473       0.635
     Distributions from capital gains..........        -      0.283           -      0.283       0.194        0.334       0.000
                                                --------     -------    -------    -------     -------      -------     --------
     Total Distributions.......................    0.507      0.716       0.567      0.755       0.785        0.807       0.635
Net Asset Value, End of Period.................   $11.41     $11.27      $11.47     $11.30      $12.27       $11.18      $11.24
                                                   ======     ======     ======     ======      ======       ======      ======
Total Return(1)................................    5.99%      (1.11%)      6.82%     (1.81%)     17.31%       8.57%       13.68%
Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)... $10,633      $7,234    $104,168   $103,113    $120,809     $48,420     $24,062
     Ratio of Expenses to Average Net Assets...    1.61%       1.51%       0.85%      0.76%       0.75%       0.75%       0.76%
     Ratio of Net Investment Income to Average     4.35%       4.28%       5.11%      4.89%       4.86%       5.74%       5.85%
       Net Assets..............................
     Ratio of expenses without waivers and
       assumption of expenses to Average Net
       Assets..................................    1.87%       1.76%       1.37%      1.25%      1 .11%       1.41%       1.71%
     Ratio of net investment income without
       waivers and assumption of expenses to
       Average Net Assets......................    4.09%       4.03%       4.59%      4.40%       4.50%       5.08%       4.90%
     Portfolio Turnover Rate...................     122%        162%        122%       162%        150%        280%        353%



                                                            Year ended
                                                            October 31,           9/4/87*
                                                     --------------------------     to
                                                      1990     1989       1988   10/31/87
                                                     Class A  Class A   Class A   Class A
                                                     Shares   Shares     Shares    Shares
                                                     ------   ------     ------    ------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...........      $10.60    $10.62    $10.08   $10.00
  Income from Investment Operations:
     Net Investment Income.....................       0.671     0.739     0.701    0.053
     Net Gains or Losses in Securities (both
       realized and unrealized)................      (0.100)    0.045     0.590    0.027
                                                     ------     -----     -----    -----
     Total from Investment Operations..........       0.571     0.784     1.291    0.080
  Less Distributions:
     Dividends from net investment income......       0.672     0.741     0.751    0.000
     Distributions from capital gains..........       0.020     0.063     0.000    0.000
                                                    -------   -------   -------  --------
     Total Distributions.......................       0.692     0.804     0.751    0.000
Net Asset Value, End of Period.................      $10.48    $10.60    $10.62   $10.08
                                                     ======    ======    ======   ======
Total Return(1)................................        5.56%     7.69%    13.24%   5.41%
Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)...     $20,413   $17,545    $5,557    $101
     Ratio of Expenses to Average Net Assets...        0.71%     0.20%     0.00%   0.00%#
     Ratio of Net Investment Income to Average         6.34%     6.90%     7.16%   7.49%#
       Net Assets..............................
     Ratio of expenses without waivers and
       assumption of expenses to Average Net
       Assets..................................        1.68%     2.30%     1.50%   1.50%#
     Ratio of net investment income without
       waivers and assumption of expenses to
       Average Net Assets......................        5.38%     4.81%     5.66%   5.99%#
     Portfolio Turnover Rate...................         143%      286%      362%     90%





---------------
 #   Annualized.
 *   Commencement of operations.
**   Commencement of offering of shares.
(1) Total return figures are calculated before taking into account effect of 4.50% sales charge.
 + In 1994 the New York Tax Free Income Fund changed its fiscal year-end from October 31 to August 31.

FUND OBJECTIVES

            Vista New York Tax Free Income Fund seeks to provide monthly dividends which are excluded from gross income for federal tax purposes and exempt from New York State and New York City personal income taxes, as well as to protect the value of its shareholders' investment. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

INVESTMENT POLICIES

Investment Approach

            The Fund invests primarily in New York Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in New York Municipal Obligations the interest on which, in the opinion of bond counsel, does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax and New York State and New York City personal income taxes. For temporary defensive purposes, the Fund may exceed this limitation.


            The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at least in the category Baa, MIG-2 or VMIG-2 by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Corporation ("S&P") or BBB or FIN-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality.

            There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

            The Fund is classified as a "non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

            For temporary defensive purposes, the Fund may invest without limitation in high quality money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

Municipal Obligations

            "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

            The two principal classifications of Municipal Obligations are general obligation and special obligation (or special revenue obligation) securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Special obligation (or special revenue obligation) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation securities, the credit quality of which is directly related to the private user of the facilities.

            From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

            Municipal Lease Obligations. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. The Fund will limit its investments in non-appropriation leases to 10% of its assets.

Other Investment Practices

            The Fund may also engage in the following investment practices, when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

            Money Market Instruments. The Fund may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

            U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            Repurchase Agreements and Forward Commitments. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

            Borrowings and Reverse Repurchase Agreements. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

            Stand-By Commitments. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

            STRIPS and Zero Coupon Obligations. The Fund may invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

            Floating and Variable Rate Securities; Participation Certificates. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The variable rate securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in variable rate municipal obligations is tax exempt and the Fund would purchase such instruments based on opinions of bond counsel.

            Inverse Floaters and Interest Rate Caps. The Fund may invest in inverse floaters and in bonds with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and their price may be considerably more volatile than a fixed-rate bond. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal bonds which do not include such a structure.

            Other Money Market Funds. The Fund may invest up to 10% of its total assets in shares of other money market funds, subject to applicable regulatory limitations. The Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

            Derivatives and Related Instruments. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase the Fund's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

            There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's advisers to forecast these factors correctly. Incorrect forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in more risk to the Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

Limiting Investment Risks

            Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes municipal obligations secured by bank letters of credit or guarantees). A complete description of these and other investment policies is included in the SAI. Except for restriction (b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

Risk Factors

            Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

            Because the Fund will invest primarily in obligations issued by the State of New York and its cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting the State of New York and its municipal issuers. The State of New York and New York City have a recent history of significant financial and fiscal difficulties. If the State of New York or any of its local government entities is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

            Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

            The Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

            Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. In addition, there may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches). and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

            Because the Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments, particularly in light of the fact that the issuers in which the Fund invest will generally be located in the State of New York.

MANAGEMENT

The Fund's Advisers

            The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

            Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM receives a fee, payable by Chase from its advisory fee, in a mutually agreed amount. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

            Pamela Hunter has been responsible for the day-to-day management of the Fund since its inception. Ms. Hunter is part of a team providing fixed income strategy and product development. Prior to joining Chemical in May 1996, Ms. Hunter was previously employed at Chase since 1980.

ABOUT YOUR INVESTMENT

Alternative Sales Arrangements

            Class A shares. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

            Class B shares. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

            Class B shares automatically convert into Class A shares, based on relative net asset value, eight years after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

            Which arrangement is best for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares or declined. For more information about theses sales arrangements, consult your investment representative or the Fund's distributor.

HOW TO BUY, SELL AND EXCHANGE SHARES

How to Buy Shares

            You can open a fund account with as little as $2,500 ($1,000 for IRAs and SEP-IRAs) and make additional investments at any time with as little as $100. You can buy fund shares three ways-through an investment representative, through the Fund's distributor buy calling the Vista Service Center, or through a systematic investment plan.

            All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days. In addition, the redemption of shares through a Systematic Investment Plan will not be allowed for 7 calendar days.

            Buying shares through the Fund's distributor. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

            Buying shares through systematic investing. You can make regular investments of $100 or more per month through automatic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter with signature guarantee to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

            Shares are sold at the public offering price based on the net asset value next determined after the Vista Service Center receives your order. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

            If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.

Class A Shares

            The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

----------------------------------------------------------------------------------------
                                    Sales charge as a
                                     percentage of:
                                     --------------
                                                             Amount of sales charge
   Amount of transaction at      Offering    Net amount     reallowed to dealers as a
        offering price($)         price      invested      percentage of offering price
---------------------------------------------------------------------------------------
Under 100,000                      4.50         4.71                  4.00
---------------------------------------------------------------------------------------
100,000 but under 250,000          3.75         3.90                  3.25
---------------------------------------------------------------------------------------
250,000 but under 500,000          2.50         2.56                  2.25
---------------------------------------------------------------------------------------
500,000 but under 1,000,000        2.00         2.04                  1.75
---------------------------------------------------------------------------------------

            There is no initial sales charge on purchases of Class A shares of $1 million or more.


            Except as stated below, the Fund's distributor pays broker-dealers commissions on sales of Class A shares of $1 million or more based on an investor's cumulative purchases (excluding money market funds) during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in the Vista Family of Funds (including a plan with at least 50 eligible employees), the Fund's distributor pays commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, the Fund's distributor pays commissions on the initial investment and on subsequent net quarterly sales at a rate of 0.15%.

Class B Shares

            Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in "How to Buy Shares". For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

Year      1    2     3    4      5    6     7     8+
----------------------------------------------------
CDSC      5%   4%    3%   3%     2%   1%    0%    0%

            In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of [4.00%] of the offering price on sales of Class B shares, and the distributor receives the entire amount of any CDSC you pay. The Fund's distributor receives the entire amount of any CDSC you pay.

General

            You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in enclosed application and in the SAI.

            A participant-directed employee benefit plan participating in a "multi-fund" program approved by the Board of Trustees may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase Class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described above.

            The Fund may sell Class A and Class B shares at net asset value without an initial sales charge or a CDSC to the current and retired Trustees (and their families), current and retired employees (and their families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares) financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

            No initial sales charge will apply to the purchase of Class A shares of the Fund by an investor seeking to invest the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

            Purchases of Class A shares of the Fund may be made with no initial sales charge through an investment adviser or financial planner who charges a fee for their services. Purchases of Class A shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans.

            Purchases of Class A shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.

            Shareholders of record of any Vista Fund as of November 30, 1990 and certain immediate family members may purchase Class A shares of the Fund with no initial sales charge for as long as they continue to own Class A shares of any Vista fund, provided there is no change in account registration. Shareholders of record of any portfolio of The Hanover Funds, Inc. or The Hanover Investment Funds, Inc. as of May 3, 1996 and certain related investors may purchase Class A shares of the Fund with no initial sales charge for as long as they continue to own shares of any Vista fund following this date, provided there is no change in account registration.

            The Fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the Fund of assets of an investment company or personal holding company and the CDSC will be waived on redemption of shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

            The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

            Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

How to Sell Shares

            You can sell your shares to the Fund any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only redeem shares for which it has received payment.

            Selling shares directly to the Fund. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

            If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

            If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

            The Fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

            You may use Vista's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified the Vista Service Center of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

            The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult the Vista Service Center.

            During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

            Systematic withdrawal. You can make regular withdrawals of $100 or more monthly, quarterly, or semiannually from an account valued at $5,000 or more ($10,000 for Class B accounts, not to exceed 12% per year).

            Selling shares through your investment representative. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.

            Redemption of accounts of less than $500. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.

How to Exchange Your Shares

            You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

            An exchange of Class B shares into any of the Vista money market funds other than the Class B shares of the Vista Prime Money Market Fund will be treated as a redemption -- and therefore subject to the conditions of the CDSC -- and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

            To exchange your shares, simply complete an Exchange Authorization Form and send it to the Vista Service Center. The form is available from the Vista Service Center. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Vista Service Center's procedures for telephone transactions are described under "How to Sell Shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.

            The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

            Reinstatement privilege. Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

HOW THE FUND VALUES ITS SHARES

            The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

            The fund declares dividends daily and distributed any net investment income at least monthly. The Fund distributes any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

            You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

            If a check representing Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in another Vista fund. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by the Fund or the Vista Service Center is returned as "undeliverable," distributions will automatically be reinvested in the Fund.

            The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and gains on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

            Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax, but generally will be subject to state and local taxes. However, to the extent paid out interest on New York Municipal Obligations, such distributions will also be exempt from New York State and New York City personal income taxes for a New York individual resident shareholder.

            All other Fund distributions will be taxable as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be treated in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

            Investors should be careful to consider the tax implications of purchasing shares just prior to the next distribution date. Those investors purchasing shares just prior to a distribution will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.

            Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

            The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION CONCERNING THE FUND

                               Distribution Plans

            The Fund's distributor is Vista Broker-Dealer Services, Inc. ("VBDS"). VBDS is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted a Rule 12b-1 distribution plans for Class A and Class B shares which provide that the Fund will pay distribution fees at annual rates of up to 0.25% and 0.75% annually of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Some activities intended to promote the sale of Class A and Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A and Class B shares may also benefit the Fund's other shares and other Vista funds.

            VBDS may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; and occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.
                          Shareholder Servicing Agents

             The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A or Class B shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to .25% of the average daily net assets of Class A and Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

            Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

                       Administrator and Sub-Administrator

            Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

            VBDS provides certain sub-administrative services to the Fund pursuant to its distribution and sub- administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VBDS has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VBDS is located at 125 West 55th Street, New York, New York 10019.

                                    Custodian

            Chase acts as custodian and fund accountant for the Fund and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

                                    Expenses

            The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees: registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                     Organization and Description of Shares

            The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

            The Fund issues multiple classes of shares. This Prospectus relates only to Class A and Class B shares of the Fund. The Fund offers other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

            The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

            Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                           Certain Regulatory Matters

            Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in this Prospectus without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

            Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. Chase will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. Chase has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Fund as custodian, or in the possession of any affiliate of Chase. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

PERFORMANCE INFORMATION

            The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares. "Yield" for each class of shares is calculated by dividing the annualized net investment income calculated pursuant to federal rules per share during a recent 30- day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield "is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of a taxable fund can then be compared to the yield of the Fund.

            "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return reflects the deduction of the maximum initial sales charge in the case of Class A shares, but does not reflect the deduction of any contingent deferred sales charge in the case of Class B shares. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

            All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

MAKE THE MOST OF YOUR VISTA PRIVILEGES

The following services are available to you as a Vista mutual fund shareholder.

o SYSTEMATIC INVESTMENT PLAN - Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

o SYSTEMATIC WITHDRAWAL - Make regular withdrawals of $100 or more monthly, quarterly, or semiannually from an account valued at $5,000 or more ($10,000 for Class B accounts).

o SYSTEMATIC EXCHANGE - Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

o FREE EXCHANGE PRIVILEGE - Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

o REINSTATEMENT PRIVILEGE - Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

            Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

VISTA FAMILY OF FUNDS

Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

Transfer Agent
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

Legal Counsel
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

                                    PROSPECTUS

             VISTA[SM] CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND

                                   May 6, 1996

            Investment Strategy:  Income

            This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its May 6, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS



Expense Summary...............................................................

Financial Highlights..........................................................

Fund Objective................................................................

Investment Policies...........................................................

Management....................................................................

About Your Investment.........................................................

How to Buy, Sell and Exchange Shares..........................................

How the Fund Values its Shares................................................

How Distributions are Made; Tax Information...................................

Other Information Concerning the Fund.........................................

Performance Information.......................................................

Make the Most of Your Vista Privileges........................................

EXPENSE SUMMARY

            Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs and estimated annual expenses from investing in shares of the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)......................................  4.50%

Maximum Deferred Sales Charge
(as a percentage of the lower of original
purchase price or redemption proceeds)...................................   None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Investment Advisory Fee (after estimated waiver)(*)......................  0.00%

12b-1 Fee (after estimated waiver) (*)(**)...............................  0.00%

Shareholder Servicing Fee (after estimated waiver)(*)....................  0.00%

Other Expenses (after estimated waiver)(*)...............................  0.60%

Total Fund Operating Expenses (after waiver of fee)(*)...................  0.60%

Examples

            Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

                                1 Year     3 Years    5 Years      10 Years
                                ------     -------    -------      --------

Class A Shares(+)..............     $51        $63        $77         $117

-----------------------
* Reflects current waiver arrangement to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee, 12b-1 Fee, Shareholder Servicing fee, and Other Expenses would be 0.30%, 0.25%, 0.25% and 0.70%, respectively, and Total Fund Operating Expenses would be 1.50% of average net assets.
** Long-term shareholders in mutual funds with 12b-1 fee may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
            ("NASD").
+ Assumes deduction at the time of purchase of the maximum sales charge, as applicable.

            The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

            Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder

Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for shares. This information has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the financial statements which includes this information and the financial statements are incorporated by reference into this Prospectus. The Fund's Annual Report for the fiscal year ended October 31, 1995 includes these financial statements and is available without charge upon request.

                  CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND

                                                                     9/1/94        11/1/93     7/15/93*
                                                                    through        through     through
                                                                    8/31/95        8/31/94+    10/31/93
                                                                    -------        --------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period.............................   $   9.69      $  10.30     $ 10.22
                                                                    --------      --------     -------
  Income From Investment Operations
            Net Investment Income................................      0.505         0.320       0.166
            Net Gains or Losses in Securities (both realized and
              unrealized)........................................      0.200        (0.408)      0.081
                                                                    --------      --------     -------
            Total from Investment Operations.....................      0.705        (0.088)      0.247
                                                                    --------      --------     -------
Less Distributions
Dividends from net investment income.............................      0.505         0.404       0.165
Distributions from capital gains.................................       --           0.118        --
                                                                    --------      --------     -------
Total distributions..............................................      0.505         0.522       0.165
                                                                    --------      --------     -------
Net Asset Value, End of Period...................................   $   9.89      $   9.69     $ 10.30
                                                                    ========      ========     =======
Total Return(1)..................................................      7.55%        (0.86%)       2.42%
Ratios/Supplemental Data
            Net Assets, End of Period (000 omitted)..............   $32,746       $36,264      $41,728
            Ratio of Expenses to Average Net Assets+#............      0.52%         0.52%        0.52%
            Ratio of Net Investment Income to
              Average Net Assets#................................      5.24%         4.88%        4.83%
            Ratio of expenses without waivers and assumption of
            expenses to average net assets+#.....................      1.40%         1.37%        1.33%
            Ratio of net investment income without waivers
              and assumption of expenses to average net
              assets+#...........................................      4.36%         4.03%        4.02%
Portfolio Turnover Rate..........................................        94%           93%          40%


---------------
(1)         Total return figure does not include the effect of any front-end sales load.
#           Periods less than one year have been annualized.
*           Commencement of offering shares.
+           In 1994 the California Intermediate Tax Free Income Fund changed its fiscal year-end from October 31 to August 31.

OBJECTIVE

            Vista California Intermediate Tax Free Income Fund seeks to provide current income exempt from federal and California personal income taxes. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

INVESTMENT POLICIES

Investment Approach

            The Fund invests primarily in California Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in California Municipal Obligations or in securities of territories and political subdivisions of the U.S. Government the interest on which is deemed to be exempt from federal, state and local income taxes. The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in securities which constitute a preference item which would be subject to the alternative minimum tax for noncorporate investors ("AMT Items") or securities the interest on which is subject to federal and California personal income taxes. For temporary defensive purposes, the Fund may exceed this limitation.

            The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at time of purchase at least in the category BBB or SP-3 by Standard & Poor's Corporation ("S&P"), Baa, MIG-3 or VMIG-3 by Moody's Investor's Services, Inc. ("Moody's"), BBB or FIN-3 by Fitch Investor's Services, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisors to be of comparable quality.

            The Fund's investments have an average maturity of 10 years or less. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

            The Fund is classified as a "non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

Municipal Obligations

            "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "California Municipal Obligations" are obligations of the State of California, its local governments and political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from federal income taxes and California personal income taxes and is not subject to the alternative minimum tax for noncorporate investors. Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

            The two principal classifications of Municipal Obligations are general obligation and special obligation (or special revenue obligation) securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Special obligation (or special revenue obligation) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation securities, the credit quality of which is directly related to the private user of the facilities.

            From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

            Municipal Lease Obligations. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. The Fund will limit its investments in non-appropriation leases to 10% of its assets.

Other Investment Practices

            The Fund may also engage in the following investment practices, when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

            Money Market Instruments. The Fund may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

            U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            Repurchase Agreements and Forward Commitments. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

            Borrowings and Reverse Repurchase Agreements. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

            Stand-By Commitments. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

            STRIPS and Zero Coupon Obligations. The Fund may invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

            Floating and Variable Rate Securities; Participation Certificates. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The variable rate securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in variable rate municipal obligations is tax exempt and the Fund would purchase such instruments based on opinions of bond counsel.

            Inverse Floaters and Interest Rate Caps. The Fund may invest in inverse floaters and in bonds with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and their price may be considerably more volatile than a fixed-rate bond. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal bonds which do not include such a structure.

            Other Money Market Funds. The Fund may invest up to 10% of its total assets in shares of other money market funds, subject to applicable regulatory limitations. The Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

            Derivatives and Related Instruments. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase the Fund's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

            There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's advisers to forecast these factors correctly. Incorrect forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in more risk to the Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage,

"program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

Limiting Investment Risks

            Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes municipal obligations secured by bank letters of credit or guarantees). A complete description of these and other investment policies is included in the SAI. Except for restriction (b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies (including its objective) are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

Risk Factors

            Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

            Because the Fund will invest primarily in obligations issued by the State of California and its cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting the State of California and its municipal issuers. The State of California and certain California counties have a recent history of significant financial and fiscal difficulties. California's Orange County recently defaulted on certain of its indebtedness. If the State of California or any of its local government entities is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

            Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

            The Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

            Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. In addition, there may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches). and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

            Because the Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments, particularly in light of the fact that of the issuers in which the Fund invest will generally are likely to be located in the State of California.

MANAGEMENT

The Fund's Advisers

            The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

            Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM receives a fee, payable by Chase from its advisory fee, in a mutually agreed amount. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

            Pamela Hunter has been responsible for the day-to-day management of the Fund since its inception. Ms. Hunter is part of a team providing fixed income strategy and product development. Ms. Hunter has been employed at Chase (including its predecessors) since 1980.

HOW TO BUY, SELL AND EXCHANGE SHARES

How to Buy Shares

            You can open a fund account with as little as $2,500 ($1,000 for IRAs and SEP-IRAs) and make additional investments at any time with as little as $100. You can buy fund shares three ways-through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through a systematic investment plan.

            All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days. In addition, the redemption of shares through a Systematic Investment Plan will not be allowed for 7 calendar days.

            Buying shares through the Fund's distributor. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

            Buying shares through systematic investing. You can make regular investments of $100 or more per month through automatic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter with signature guarantee to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

            Shares are sold at the public offering price based on the net asset value next determined after the Vista Service Center receives your order. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

            If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.

            An investor who purchases shares pays a sales charge at the time of purchase. As a result, shares are not subject to any sales charges when they are redeemed. Certain purchases of shares qualify for reduced sales charges. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

            The public offering price of shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

---------------------------------------------------------------------------------------------
                                 Sales charge as a
                                   percentage of:

                                                                    Amount of sales charge
  Amount of transaction at          Offering         Net amount   reallowed to dealers as a
     offering price($)                price           invested   percentage of offering price
---------------------------------------------------------------------------------------------
Under 100,000                         4.50              4.71                  4.00
---------------------------------------------------------------------------------------------
100,000 but under 250,000             3.75              3.90                  3.25
---------------------------------------------------------------------------------------------
250,000 but under 500,000             2.50              2.56                  2.25
---------------------------------------------------------------------------------------------
500,000 but under 1,000,000           2.00              2.04                  1.75
---------------------------------------------------------------------------------------------

            There is no initial sales charge on purchases of shares of $1 million or more.

            Except as stated below, the Fund's distributor pays broker-dealers commissions on sales of shares of $1 million or more based on an investor's cumulative purchases (excluding money market funds) during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in the Vista Family of Funds (including a plan with at least 50 eligible employees), the Fund's distributor pays commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, the Fund's distributor pays commissions on the initial investment and on subsequent net quarterly sales at a rate of 0.15%.

General

            You may be eligible to buy shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in enclosed application and in the SAI.

            A participant-directed employee benefit plan participating in a "multi-fund" program approved by the Board of Trustees may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described above.

            The Fund may sell shares at net asset value without an initial sales charge to the current and retired Trustees (and their families), current and retired employees (and their families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares) financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

            No initial sales charge will apply to the purchase of shares of the Fund by an investor seeking to invest the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

            Purchases of shares of the Fund may be made with no initial sales charge through an investment adviser or financial planner who charges a fee for their services. Purchases of shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans.

            Purchases of shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.

            Shareholders of record of any Vista Fund as of November 30, 1990 and certain immediate family members may purchase shares of the Fund with no initial sales charge for as long as they continue to own [Class A] shares of any Vista fund, provided there is no change in account registration. Shareholders of record of any portfolio of The Hanover Funds, Inc. or The Hanover Investment Funds, Inc. as of May 3, 1996 and certain related investors may purchase shares of the Fund with no initial sales charge for as long as they continue to own shares of any Vista fund following this date, provided there is no change in account registration.

            The Fund may sell shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

            The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

            Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

How to Sell Shares

            You can sell your shares to the Fund any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only redeem shares for which it has received payment.

            Selling shares directly to the Fund. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

            If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

            If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

            The Fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

            You may use Vista's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified the Vista Service Center of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

            The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult the Vista Service Center.

            During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

            Systematic withdrawal. You can make regular withdrawals of $100 or more monthly, quarterly, or semiannually from an account valued at $5,000 or more.

            Selling shares through your investment representative. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.

            Redemption of accounts of less than $500. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption.

How to Exchange Your Shares

            You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.

            To exchange your shares, simply complete an Exchange Authorization Form and send it to the Vista Service Center. The form is available from the Vista Service Center. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Vista Service Center's procedures for telephone transactions are described under "How to Sell Shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.

            The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

            Reinstatement privilege. Shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

HOW THE FUND VALUES ITS SHARES

            The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

            The Fund declares dividends daily and distributes any net investment income at least monthly. The Fund distributes any net realized capital gains at lease annually. Distributions from capital gains are made after applying any available capital loss carryovers.

            You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

            If a check representing Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in another Vista fund. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by the Fund or the Vista Service Center is returned as "undeliverable," distributions will automatically be reinvested in the Fund.

            The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its income and gains on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

            Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax, but generally will be subject to state and local taxes. However, to the extent paid out of interest on California Municipal Obligations, such distributions will also be exempt from California personal income taxes for a California individual resident shareholder.

            All other Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be treated in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

            Investors should be careful to consider the tax implications of purchasing shares just prior to the next distribution date. Those investors purchasing shares just prior to a distribution will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.

            Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

            The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION CONCERNING THE FUND

                                Distribution Plan

            The Fund's distributor is Vista Broker-Dealer Services, Inc. ("VBDS"). VBDS is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted a Rule 12b-1 distribution plan which provides that the Fund will pay distribution fees at annual rates of up to 0.25% annually of the average daily net assets attributable to shares of the Fund. Payments under the distribution plan shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Some activities intended to promote the sale of shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's shares may also benefit the Fund's other shares and other Vista funds.

            VBDS may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and education meetings within and outside the U.S.

                          Shareholder Servicing Agents

            The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

            Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as shareholder servicing agents.

                       Administrator and Sub-Administrator

            Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

            VBDS provides certain sub-administrative services to the Fund pursuant to its distribution and sub- administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VBDS has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VBDS is located at 125 West 55th Street, New York, New York 10019.

                                    Custodian

            Chase acts as custodian and fund accountant for the Fund and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

                                    Expenses

            The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees: registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                     Organization and Description of Shares

            The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

            The Fund issues multiple classes of shares. This Prospectus relates only to shares of the Fund. The Fund offers other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

            The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

            Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                           Certain Regulatory Matters

            Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in this Prospectus without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

            Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. Chase will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. Chase has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Fund as custodian, or in the possession of any affiliate of Chase. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

PERFORMANCE INFORMATION

            The Fund's investment performance may from time to time be included in advertisements about the Fund. "Yield" is calculated by dividing the annualized net investment income calculated pursuant to federal rules per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield "is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of a taxable fund can then be compared to the yield of the Fund.

            "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return reflects the deduction of the maximum initial sales charge. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

            All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

MAKE THE MOST OF YOUR VISTA PRIVILEGES

The following services are available to you as a Vista mutual fund shareholder.

o SYSTEMATIC INVESTMENT PLAN - Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

o SYSTEMATIC WITHDRAWAL - Make regular withdrawals of $100 or more monthly, quarterly, or semiannually from an account valued at $5,000 or more.

o SYSTEMATIC EXCHANGE Transfer - assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

o FREE EXCHANGE PRIVILEGE - Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

o REINSTATEMENT PRIVILEGE - Shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

            For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

VISTA FAMILY OF FUNDS

Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

Transfer Agent
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

Legal Counsel
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

                                    PROSPECTUS

                          VISTA[SM] TAX FREE INCOME FUND
                              Class A and B Shares

                                   May 6, 1996

            Investment Strategy:  Income

            This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its May 6, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            INVESTMENTS IN THE FUND ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS



Expense Summary...............................................................

Financial Highlights..........................................................

Fund Objectives...............................................................

Investment Policies...........................................................

Management....................................................................

About Your Investment.........................................................

How to Buy, Sell and Exchange Shares..........................................

How the Fund Values its Shares................................................

How Distributions are Made; Tax Information...................................

Other Information Concerning the Fund.........................................

Performance Information.......................................................

Make the Most of Your Vista Privileges........................................

EXPENSE SUMMARY

            Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs and estimated annual expenses from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


                                                               Class A   Class B
Shareholder Transaction Expenses                               Shares    Shares
                                                               ------    ------

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)..........................  4.50%      None

Maximum Deferred Sales Charge
(as a percentage of the lower of original
purchase price or redemption proceeds)(*)....................   None     5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Investment Advisory Fee (after estimated waiver) (**)........  0.15%     0.15%

12b-1 Fee(***)...............................................  0.25%     0.75%

Shareholder Servicing Fee (after estimated waiver) (**)......  0.00%     0.25%

Other Expenses ..............................................  0.50%     0.50%

Total Fund Operating Expenses (after waiver of fee) (**).....  0.90%     1.65%

Examples

            Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

                                  1 Year   3 Years   5 Years    10 Years
                                  ------   -------   -------    --------

Class A Shares(+)................     $54      $72       $91       $142

Class B Shares:
   Assuming complete
   redemption at the
   end of the
   period(++)(+++)...............     $68      $85      $113       $166

   Assuming no
   redemptions (+++).............     $17      $52       $90       $166

-----------------------

* The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."
** Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee and Shareholder Servicing Fee would be 0.30% and 0.25%, respectively, for Class A and Class B shares, and Total Fund Operating Expenses would be 1.30% and 1.80% for Class A and Class B shares, respectively, of average net assets.
*** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. ("NASD").
+ Assumes deduction at the time of purchase of the maximum sales charge, as applicable.
++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.
+++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year. See "How to Buy, Sell and Exchange Shares".

            The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

            Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for both Class A and Class B shares. The information for each of the five years in the period ended October 31, 1995 has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the financial statements which includes this information and the financial statements are incorporated by reference into this Prospectus. The Fund's Annual Report for the fiscal year ended October 31, 1995 includes these financial statements and is available without charge upon request.

                           VISTA TAX FREE INCOME FUND



                                                  Year    11/4/93**      Year     11/1/93
                                                  ended    through      ended     through            Year ended October 31,
                                                 8/31/95   8/31/94+    8/31/95   8/31/94+   ---------------------------------------
                                                 -------   --------    -------   --------    1993       1992      1991      1990
                                                 Class B   Class B     Class A    Class A   Class A    Class A  Class A    Class A
                                                 Shares     Shares      Shares    Shares    Shares     Shares    Shares    Shares
                                                 ------     ------      ------    ------    ------     ------    ------    ------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period...........  $11.65    $12.51       $11.70    $12.70     $11.52    $11.12    $10.43    $10.58
                                                 ------    ------        -----    ------      -----     -----     -----     ------
  Income from Investment Operations:
     Net Investment Income.....................   0.498     0.423        0.585     0.475      0.662     0.731     0.727     0.723
     Net Gains or Losses in Securities (both
       realized and unrealized)................   0.140    (0.707)       0.147    (0.847)     1.412     0.556     0.693    (0.094)
                                                 ------    ------        -----    ------      -----     -----     -----     ------
     Total from Investment Operations..........   0.638    (0.284)       0.732    (0.372)     2.074     1.287     1.420     0.629
                                                 ------    ------        -----    ------      -----     -----     -----     ------
  Less Distributions:
     Dividends from net investment income......   0.518     0.423        0.582     0.475      0.662     0.731     0.726     0.726
     Distributions from capital gains..........       -     0.153            -     0.153      0.237     0.156         -     0.055
                                                 ------    ------      -------    ------    -------   -------   -------   -------

     Total Distributions.......................   0.518     0.576        0.582     0.628      0.899     0.887     0.726     0.781
                                                  -----     -----        -----     -----      -----     -----     -----     -----
Net Asset Value, End of Period.................  $11.77    $11.65       $11.85    $11.70     $12.70    $11.52    $11.12    $10.43
                                                  ======    ======       ======    ======     ======    ======   ======    ======
Total Return(1)................................    5.70%    (2.35%)       6.53%    (2.99%)    18.72%    11.99%    13.98%    6.18%
Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)... $14,265   $11,652      $88,783   $98,054    $83,672   $17,548    $5,425   $3,973
     Ratio of Expenses to Average Net Assets...    1.61%     1.47%#       0.85%     0.58%#     0.23%     0.00%     0.04%    0.12%
     Ratio of Net Income to Average Net Assets.    4.31%     3.95%#       5.07%     4.75%#     5.25%     6.26%     6.71%    6.86%
     Ratio of expenses without waivers and
       assumption of expenses to Average Net
       Assets..................................    1.97%     1.81%#       1.47%     1.29%      1.20%     2.34%     4.04%    2.50%
     Ratio of net investments income without
       waivers and assumption of expenses to
       Average Net Assets......................    3.95%     3.61%#       4.45%     4.03%#     4.28%     3.92%     2.71%    4.48%
     Portfolio Turnover Rate...................     233%      258%         233%      258%#      149%      266%      211%      89%

































                                                                   Year ended
                                                                   October 31,     9/4/87*
                                                                ----------------      to
                                                                 1989     1988     10/31/87
                                                                Class A  Class A   Class A
                                                                Shares   Shares     Shares
                                                                ------   ------     ------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..........................  $10.63   $10.08    $10.00
                                                                 -----    -----     -----
  Income from Investment Operations:
     Net Investment Income....................................   0.756    0.738     0.059
     Net Gains or Losses in Securities (both
       realized and unrealized)...............................   0.006    0.603     0.021
                                                                 -----    -----     -----
     Total from Investment Operations.........................   0.762    1.341     0.080
                                                                 -----    -----     -----
  Less Distributions:
     Dividends from net investment income.....................   0.759    0.791         -
     Distributions from capital gains.........................   0.053        -         -
                                                                ------   ------    ------

     Total Distributions......................................   0.812    0.791         -
                                                                 -----    -----    ------
Net Asset Value, End of Period................................  $10.58   $10.63    $10.08
                                                                ======   ======    ======
Total Return(1)...............................................   7.48%    13.83%     5.41%
Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted).................. $3,196    $1,197      $101
     Ratio of Expenses to Average Net Assets..................   0.00%     0.00%     0.00%#
     Ratio of Net Income to Average Net Assets................   7.06%     7.50%     7.35%#
     Ratio of expenses without waivers and
       assumption of expenses to Average Net
       Assets.................................................   2.50%     2.00%     2.00%#
     Ratio of net investments income without
       waivers and assumption of expenses to
       Average Net Assets.....................................   4.56%     5.50%     5.35%#
     Portfolio Turnover Rate..................................    257%      422%       94%





---------------
 # Periods less than one year have been annualized.
 * Commencement of operations.
** Commencement of offering of shares.
 + In 1994 the Tax Free Income Fund changed ifs fiscal year-end from October 31 to August 31.

FUND OBJECTIVES

            Vista Tax Free Income Fund seeks to provide monthly dividends which are excluded from gross income for federal tax purposes, as well as to protect the value of its shareholders' investment, by investing primarily (i.e., at least 80% of its assets under normal conditions) in Municipal Obligations. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

INVESTMENT POLICIES

Investment Approach

            The Fund invests primarily in Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

            The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at time of purchase at least in the category Baa, MIG-[2] or VMIG-[2] by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Corporation ("S&P"), BBB or FIN-[3] by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of equivalent quality.

            There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

            The Fund is classified as a "non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

            For temporary defensive purposes, the Fund may invest without limitation in high quality money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

Municipal Obligations

            "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

            The two principal classifications of Municipal Obligations are general obligation and special obligation (or special revenue obligation) securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Special obligation (or special revenue obligation) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation securities, the credit quality of which is directly related to the private user of the facilities.

            From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

            Municipal Lease Obligations. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. The Fund will limit its investments in non-appropriation leases to 10% of its assets.

Other Investment Practices

            The Fund may also engage in the following investment practices, when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

            Money Market Instruments. The Fund may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

            U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            Repurchase Agreements and Forward Commitments. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

            Borrowings and Reverse Repurchase Agreements. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

            Stand-By Commitments. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

            STRIPS and Zero Coupon Obligations. The Fund may invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

            Floating and Variable Rate Securities; Participation Certificates. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The variable rate securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in variable rate municipal obligations is tax exempt and the Fund would purchase such instruments based on opinions of bond counsel.

            Inverse Floaters and Interest Rate Caps. The Fund may invest in inverse floaters and in bonds with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and their price may be considerably more volatile than a fixed-rate bond. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal bonds which do not include such a structure.

            Other Money Market Funds. The Fund may invest up to 10% of its total assets in shares of other money market funds, subject to applicable regulatory limitations. The Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

            Derivatives and Related Instruments. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase the Fund's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

            There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's advisers to forecast these factors correctly. Incorrect forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in more risk to the Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

Limiting Investment Risks

            Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes municipal obligations secured by bank letters of credit or guarantees). A complete description of these and other investment policies is included in the SAI. Except for the Fund's investment objective, restriction (b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

Risk Factors

            Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

            Because the Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If an issuer in which the Fund invests is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

            Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

            The Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

            Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. In addition, there may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches). and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

            Because the Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments.

MANAGEMENT

The Fund's Advisers

            The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

            Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM receives a fee, payable by Chase from its advisory fee, in a mutually agreed amount. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

            Pamela Hunter has been responsible for the day-to-day management of the Fund since its inception. Ms. Hunter is part of a team providing fixed income strategy and product development. Prior to joining Chemical in May 1996, Ms. Hunter was previously employed at Chase since 1980.

ABOUT YOUR INVESTMENT

Alternative Sales Arrangements

            Class A shares. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

            Class B shares. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

            Class B shares automatically convert into Class A shares, based on relative net asset value, eight years after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion will also note certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

            Which arrangement is best for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares or declined. For more information about these sales arrangements, consult your investment representative or the Fund's distributor.

HOW TO BUY, SELL AND EXCHANGE SHARES

How to Buy Shares

            You can open a fund account with as little as $2,500 ($1,000 for IRAs and SEP-IRAs) and make additional investments at any time with as little as $100. You can buy fund shares three ways-through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through a systematic investment plan.

            All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days. In addition, the redemption of shares through a Systematic Investment Plan will not be allowed for 7 calendar days.

            Buying shares through the Fund's distributor. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

            Buying shares through systematic investing. You can make regular investments of $100 or more per month through automatic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter with signature guarantee to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

            Shares are sold at the public offering price based on the net asset value next determined after the Vista Service Center receives your order. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

            If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.

Class A Shares

            The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

-----------------------------------------------------------------------------------------------
                                               Sales charge as a
                                                percentage of:
                                                --------------        Amount of sales charge
Amount of transaction at offering      Offering    Net amount       reallowed to dealers as a
           price($)                     Price        price         percentage of offering price
-----------------------------------------------------------------------------------------------
Under 100,000                            4.50         4.71                  4.00
-----------------------------------------------------------------------------------------------
100,000 but under 250,000                3.75         3.90                  3.25
-----------------------------------------------------------------------------------------------
250,000 but under 500,000                2.50         2.56                  2.25
-----------------------------------------------------------------------------------------------
500,000 but under 1,000,000              2.00         2.04                  1.75
-----------------------------------------------------------------------------------------------

            There is no initial sales charge on purchases of Class A shares of $1 million or more.


            Except as stated below, the Fund's distributor pays broker-dealers commissions on sales of Class A shares of $1 million or more based on an investor's cumulative purchases (excluding money market funds) during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in the Vista Family of Funds (including a plan with at least 50 eligible employees), the Fund's distributor pays commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, the Fund's distributor pays commissions on the initial investment and on subsequent net quarterly sales at a rate of 0.15%.

Class B Shares

            Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in "How to Buy Shares." For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

Year   1     2     3    4    5    6    7    8+
----------------------------------------------
CDSC   5%    4%    3%   3%   2%   1%   0%   0%

            In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of [4.00%] of the offering price on sales of Class B shares, and the distributor receives the entire amount of my CDSC you pay. The Fund's distributor receives the entire amount of any CDSC you pay.

General

            You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in enclosed application and in the SAI.

            A participant-directed employee benefit plan participating in a "multi-fund" program approved by the Board of Trustees may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase Class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described above.

            The Fund may sell Class A and Class B shares at net asset value without an initial sales charge or a CDSC to the current and retired Trustees (and their families), current and retired employees (and their families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares) financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

            No initial sales charge will apply to the purchase of Class A shares of the Fund by an investor seeking to invest the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

            Purchases of Class A shares of the Fund may be made with no initial sales charge through an investment adviser or financial planner who charges a fee for their services. Purchases of Class A shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may be made for retirement and deferred compensation plans and trusts used to fund those plans.

            Purchases of Class A shares of the Fund may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.

            Shareholders of record of any Vista Fund as of November 30, 1990 and certain immediate family members may purchase Class A shares of the Fund with no initial sales charge for as long as they continue to own Class A shares of any Vista fund, provided there is no change in account registration. Shareholders of record of any portfolio of The Hanover Funds, Inc. or The Hanover Investment Funds, Inc. as of May 3, 1996 and certain related investors may purchase Class A shares of the Fund with no initial sales charge for as long as they continue to own shares of any Vista fund following this date, provided there is no change in account registration.

            The Fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the Fund of assets of an investment company or personal holding company and the CDSC will be waived on redemption of shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

            The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

            Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

How to Sell Shares

            You can sell your shares to the Fund any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only redeem shares for which it has received payment.

            Selling shares directly to the Fund. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

            If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

            If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

            The Fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

            You may use Vista's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified the Vista Service Center of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

            The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult the Vista Service Center.

            During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

            Systematic withdrawal. You can make regular withdrawals of $100 or more monthly, quarterly, or semiannually from an account valued at $5,000 or more ($10,000 for Class B accounts, not to exceed 12% per year).

            Selling shares through your investment representative. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.

            Redemption of accounts of less than $500. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.

How to Exchange Your Shares

            You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

            An exchange of Class B shares into any of the Vista money market funds other than the Class B shares of the Vista Prime Money Market Fund will be treated as a redemption -- and therefore subject to the conditions of the CDSC -- and a subsequent purchase. Class B shares of any Vista non-money market Fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

            To exchange your shares, simply complete an Exchange Authorization Form and send it to the Vista Service Center. The form is available from the Vista Service Center. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Vista Service Center's procedures for telephone transactions are described under "How to Sell Shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.

            The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

            Reinstatement privilege. Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption). Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

HOW THE FUND VALUES ITS SHARES

            The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, however, options are priced at 4:15 p.m.), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

            The Fund declares dividends daily and distributes any net investment income at least monthly. The Fund distributes any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

            You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

            If a check representing Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in another Vista fund. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by the Fund or the Vista Service Center is returned as "undeliverable," distributions will automatically be reinvested in the Fund.

            The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its income and gains on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

            Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which the shareholder resides.

            All other Fund distributions will be taxable as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be treated in the same manner for Federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

            Investors should be careful to consider the tax implications of purchasing shares just prior to the next distribution date. Those investors purchasing shares just prior to a distribution will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.

            Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

            The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION CONCERNING THE FUND

                               Distribution Plans

            The Fund's distributor is Vista Broker-Dealer Services, Inc. ("VBDS"). VBDS is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A and Class B shares which provide that the Fund will pay distribution fees at annual rates of up to 0.25% and 0.75% annually of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Some activities intended to promote the sale of Class A and Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A and Class B shares may also benefit the Fund's other shares and other Vista funds.

            VBDS may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.


                          Shareholder Servicing Agents

            The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A or Class B shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A and Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

            Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

                       Administrator and Sub-Administrator

            Chase act as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

            VBDS provides certain sub-administrative services to the Fund pursuant to its distribution and sub- administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VBDS has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VBDS is located at 125 West 55th Street, New York, New York 10019.

                                    Custodian

            Chase acts as custodian and fund accountant for the Fund and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

                                    Expenses

            The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees: registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


                     Organization and Description of Shares

            The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

            The Fund issues multiple classes of shares. This Prospectus relates only to Class A and Class B shares of the Fund. The Fund offers other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

            The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

            Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                           Certain Regulatory Matters

            Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in this Prospectus without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

            Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. Chase will not invest the Fund's assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. Chase has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Fund as custodian, or in the possession of any affiliate of Chase. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

PERFORMANCE INFORMATION

            The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares. "Yield" for each class of shares is calculated by dividing the annualized net investment income calculated pursuant to federal rules per share during a recent 30- day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield" is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of a taxable fund can then be compared to the yield of the Fund.


            "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return reflects the deduction of the maximum initial sales charge in the case of Class A shares, but does not reflect the deduction of any contingent deferred sales charge in the case of Class B shares. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

            All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

MAKE THE MOST OF YOUR VISTA PRIVILEGES

The following services are available to you as a Vista mutual fund shareholder.

o SYSTEMATIC INVESTMENT PLAN - Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

o SYSTEMATIC WITHDRAWAL - Make regular withdrawals of $100 or more monthly, quarterly, or semiannually from an account valued at $5,000 or more ($10,000 for Class B accounts).

o SYSTEMATIC EXCHANGE - Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

o FREE EXCHANGE PRIVILEGE - Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

o REINSTATEMENT PRIVILEGE - Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

            Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

VISTA FAMILY OF FUNDS

Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

Transfer Agent
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

Legal Counsel
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

                                    PROSPECTUS


                         VISTA[SM] PRIME MONEY MARKET FUND

                                 Class B Shares

                                   May 6, 1996

Investment Strategy:  Current Income

            This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their May 6, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Investors should be aware that this Fund is made available for exchange purposes only and that the yield on Class B shares will be substantially lower than other classes of shares of the Fund. Class B shares of the Fund carry the same 0.75% distribution fee as other Vista B shares.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE

INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS




Expense Summary................................................................
The expenses you pay on your Fund investment, including examples

Financial Highlights...........................................................
The Fund's financial history

Fund Objectives and Approach...................................................

Other Investment Practices.....................................................

Management.....................................................................
Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the
Fund's sub-adviser

About Your Investment..........................................................

How to Buy, Sell and Exchange Shares...........................................

How the Funds Value their Shares...............................................

How Distributions Are Made; Tax Information....................................
How the Funds distribute their earnings, and tax treatment related to those earnings

Other Information Concerning the Funds.........................................
Distribution plans, shareholder servicing agents, administration, custodian, expenses, organization and regulatory matters

Performance Information........................................................
How performance is determined, stated and/or advertised

EXPENSE SUMMARY

            Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                                                   Class B
Shareholder Transaction Expenses                                   Shares
                                                                   ------

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)..............................    None

Maximum Deferred Sales Charge
(as a percentage of the lower of original
purchase price or redemption proceeds)(*)........................   5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Investment Advisory Fee..........................................   0.10%

12b-1 Fee (**)...................................................   0.75%

Shareholder Servicing Fee (after estimated waiver)(***)..........   0.00%

Other Expenses (after estimated waiver and reimbursement)(***)...   0.62%

Total Fund Operating Expenses (after waiver of fee and
    expense reimbursement) (***).................................   1.47%

Examples

            Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

                            1 Year  3 Years  5 Years  10 Years
                            ----------------------------------

Class B Shares:
   Assuming complete
   redemption at the
   end of the
   period(+)(++)............ $67     $80       $104     $176

   Assuming no
   redemptions (++)......... $15     $46        $80     $176

-----------------------
* The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares"
** Long-term shareholders in mutual funds with 12b-1 fees, such as Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. ("NASD").

*** Reflects current fee waiver and expense subsidy arrangement to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such arrangements, the Shareholder Servicing Fee, and Other Expenses would be 0.25%, and 1.02%, respectively, and Total Fund Operating Expenses would be 2.12% of average net assets.
+ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.
++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year. See "How to Buy, Sell and Exchange Shares."

            The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

            Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund" and the SAI.

FINANCIAL HIGHLIGHTS

            The table set forth below provides selected per share data and ratios for a share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

                          VISTA PRIME MONEY MARKET FUND

                                                                                     B Shares
                                                                            -----------------------------
                                                                                 Year       4/21/94*
                                                                                ended       through
                                                                               8/31/95      8/31/94+
                                                                            -----------------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period........................................    $ 1.00       $ 1.00
                                                                                ------       ------
            Income from Investment Operations:
            Net investment income ..........................................     0.043        0.011
            Net Realized Loss on Securities ................................    (0.003)          --
                                                                               -------        -----
Total Income from Investment Operations.....................................     0.040        0.011
                                                                                 -----        -----
            Voluntary Capital Contribution .................................     0.003           --
                                                                                 -----        -----
            Less dividends from net investment income ......................     0.043        0.011
                                                                                 -----        -----
Net Asset Value, End of Period .............................................    $ 1.00       $ 1.00
                                                                                ======       ======
Total Return ...............................................................     4.37%         1.11%
                                                                                 ====        ======
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000 omitted) ....................................   $4,880        $1,452
            Ratio of expenses to average net assets # ......................     1.47%         1.47%
            Ratio of net investment income to average net assets # .........     4.33%         2.96%
            Ratio of expenses without waivers and assumption of expenses to
            average net assets # ...........................................     2.53%         1.67%
            Ratio of net investment income without waivers and assumption of
            expenses to average net assets # ...............................     3.27%         2.76%


-----------------
#           Short periods have been annualized.
+           In 1994 the Prime Money Market Fund changed its fiscal year-end from
            October 31 to August 31.
*           Commencement of offering of classes of shares.

FUND OBJECTIVES AND INVESTMENT APPROACH

            The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity

            The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria; (iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 60 days or less.



OTHER INVESTMENT PRACTICES

            The Fund seeks to maintain a net asset value of $1.00 per share.

            The Fund invests only in high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trustees. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities.

            The Fund purchases only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations. Although the Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

            As a matter of fundamental policy, the Fund is permitted to invest all or a part of its assets in an investment company having substantially the same investment objective and policies as the applicable Fund. there can be no assurance that the Fund will achieve its investment objective.


            The Fund may also engage in the following investment practices, when consistent with its overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.

            U.S. Government Obligations. The Fund may invest in direct obligations of the U.S. Treasury. The Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

            Repurchase Agreements and Forward Commitments. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. These transactions must be fully collateralized at all times. The Fund may purchase securities for future delivery, which may increase its overall investment exposure and involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

            Borrowings and Reverse Repurchase Agreements. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

            Stand-By Commitments. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

            STRIPS and Zero Coupon Obligations. The Fund may invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

            Floating and Variable Rate Securities; Participation Certificates. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The variable rate securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

            Other Money Market Funds. The Fund may invest up to 10% of its total assets in shares of other money market funds, subject to applicable regulatory limitations.

            Bank Obligations. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches) . These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

            Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

            Municipal Obligations. The Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by the Fund that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

            Securities of Foreign Governments and Supranational Agencies. The Fund intends to invest a substantial portion of its assets from time to time in securities of foreign governments and supranational agencies. The Fund will limit its investments in foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

            Custodial Receipts. The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms and are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Limiting Investment Risks

            Specific regulations and investment restrictions help the Fund limit investment risks for shareholders. These regulations and restrictions prohibit the Fund from: (a) with certain limited exceptions, investing more than 5% of their total assets in the securities of any one issuer (this limitation does not apply to U.S. Government Obligations held by the Fund); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations and bank obligations). A complete description of the relevant investment restrictions is included in the SAI. Except for the Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

Risk Factors

            There can be no assurance that the Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities.

            The Fund may invest without limit in obligations of domestic and foreign banks, and in obligations of other foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industries. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

            Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. In addition, there may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches). and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.


MANAGEMENT

The Funds' Advisers

            The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

            Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of the Adviser. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM receives a fee, payable by Chase from its advisory fee, in a mutually agreed amount. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM.

            ABOUT YOUR INVESTMENT

            Class B shares. Investors should be aware that this Fund is made available for exchange purposes only from Class B shares of another Vista fund. These shares are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. However, no contingent deferred sales charge is imposed on the Class B shares being disposed of in exchange into the Fund.

            Class B shares automatically convert into Class A shares, based on relative net asset value, eight years after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion will also note certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

HOW TO BUY, SELL AND EXCHANGE SHARES

How to Buy Shares

            Shares of the Fund may only be acquired via exchange from the same class of an existing Vista fund and only if the account registrations are identical. Shares of the Fund will be sold without an initial sales load at the net asset value next determined by the Fund's distributor after an order is received. For an order to be effective on that day, it must be placed with your investment representative or shareholder servicing agent before 2:00 p.m. on any business day during which the New York Stock Exchange, the federal bank of New York and the Fund's advisers' are open for business ("Fund Business Day"). See "Other Information Concerning the Fund". The Fund reserves the right to reject any purchase order.

            Class B Shares

            Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in "How to Buy Shares-General." For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

Year          1    2    3    4     5    6    7   8+
---------------------------------------------------
CDSC          5%   4%   3%   3%    2%   1%   0%  0%

            In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. The holding period of Class B Shares of the Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista funds. Those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds (if applicable) and then of shares held for the longest period of time. As a result, the CDSC imposed should be the lowest possible rate.

In calculating the CDSC, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares."


            The Fund may sell Class B shares at net asset value without a CDSC to the current and retired Trustees (and their families), current and retired employees (and their families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista fund shares) financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

            The Fund may sell shares at net asset value without a CDSC in connection with the acquisition by the Fund of assets of an investment company or personal holding company and the CDSC will be waived on redemption of shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

How to Sell Shares

            You can sell your shares to the Fund on any Fund Business Day either directly or through your investment representative or shareholder servicing agent. The Fund will only redeem shares for which it has received payment.

            Selling Shares directly to the Fund. Send a signed letter of instruction to the Vista Service Center. The price you receive is the next net asset value calculated after your request is received in proper form less any CDSC.

            If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

            The Fund generally sends you payment for your shares the Fund Business Day after your request is received, provided it is received prior to 2:00 p.m. . Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

            You may use Vista's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified the Vista Service Center of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

            The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult the Vista Service Center.

            During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your investment representative or shareholder servicing agent. The Telephone Redemption Privilege may be modified or terminated without notice.

            Systematic Withdrawal Plan. Make regular withdrawals of $100 or more monthly, quarterly or semi-annually from an account valued at $5,000 or more.

            Selling shares through your investment representative or your shareholder servicing agent. Your investment representative or your shareholder servicing agent must receive your request before 2:00 p.m. Eastern time to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center.

            Redemption of Accounts of Less than $500. The Fund may involuntarily redeem your shares if the aggregate net asset value of the shares in your account is less than $500. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption.

How to Exchange Your Shares

            You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

            To exchange your shares, simply complete the Exchange Authorization Form contained in your prospectus and send it to the Vista Service Center. The form is also available from the Vista Service Center. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Vista Service Center's procedures for telephone transactions are described under "How to sell shares." Ask your investment representative or the Vista Service Center for prospectuses of other Vista Funds. Please read the prospectus carefully before investing and keep it for future reference. Shares of certain Vista Funds are not available to residents of all states.

            The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

            The net asset value of the Fund's shares is currently determined daily as of 12:00 noon and 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of the Fund by the number of its shares outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of the Fund available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

            The portfolio securities of the Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Fund Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share will remain constant at $1.00 and these Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of the Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW  DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION

            The net investment income of each class of shares of The Fund is declared daily as a dividend to the shareholders on each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that the Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash , dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Fund does not expect to realize net long-term capital gains.

            Net investment income for the Fund consists of all interest accrued and discounts earned less, amortization of any market premium on the portfolio assets of the Fund, and the accrued expenses of the Fund.

            The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to you. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

            Distributions by the Fund of its ordinary income and short-term capital gains are generally taxable to you as ordinary income. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Distributions by the Fund of net long-term capital gains will be taxable as such, regardless of the length of time you have held your shares. Distributions will be taxable in the same manner for federal income tax purposes whether received in cash or in shares through the reinvestment of distributions.

            To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

            Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you for the preceding year. The foregoing is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION CONCERNING THE FUND

Distribution Plans

            The Fund's distributor is Vista Broker-Dealer Services, Inc. ("VBDS"). VBDS is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Fund has adopted a Rule 12b-1 distribution plan which provides that the Fund will pay distribution fees at annual rates of up to 0.75% annually of the average daily net assets attributable to the Class B Shares. Payments under the distribution plan shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to [ ]% of the average daily net asset value of Class B shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Some activities intended to promote the sale of Class B shares will be conducted generally by the Vista Family of Mutual Funds, and activities intended to promote the Fund's Class B shares may also benefit the Fund's other shares and other Vista Funds.

            VBDS may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

Shareholder Servicing Agents

            The Fund has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers including, assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to .25% of the average daily net assets of the Class B shares of The Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

            Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Funds to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents.

Administrator and Sub-Administrator

            Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of The Fund's average daily net assets.

            VBDS provides certain sub-administrative services to the Fund pursuant to its distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VBDS has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VBDS is located at 125 West 55th Street, New York, New York 10019.

Custodian

            Chase acts as custodian and fund accountant for the Fund and receives compensation under an agreement with the Fund. Securities and cash of the Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

Expenses

            The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees: registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

Organization and Description of Shares

            The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.

            The Fund issues multiple classes of shares. This Prospectus relates only to Class B shares of the Fund. The Fund offers other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

            The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

            Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Certain Regulatory Matters

            Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in this Prospectus without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

            Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of such Chase or in the possession of any affiliate of Chase, including the division that performs services for the Trust as custodian. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholders and their accounts. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

PERFORMANCE INFORMATION

            The Fund may advertise its annualized "yield" and its 'effective yield". Annualized "yield" is determined by assuming that income generated by an investment in the Fund over a stated seven-day period (the "Yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

            Investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                                     PART B

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                  May 6, 1996

                   VISTA(SM) U.S. GOVERNMENT MONEY MARKET FUND
            VISTA(SM) 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
                         VISTA(SM) CASH MANAGEMENT FUND
                       VISTA(SM) PRIME MONEY MARKET FUND
                      VISTA(SM) FEDERAL MONEY MARKET FUND
                   VISTA(SM) TREASURY PLUS MONEY MARKET FUND
                      VISTA(SM) TAX FREE MONEY MARKET FUND
                 VISTA(SM) CALIFORNIA TAX FREE MONEY MARKET FUND
                  VISTA(SM) NEW YORK TAX FREE MONEY MARKET FUND
                         VISTA(SM) TAX FREE INCOME FUND
                     VISTA(SM) NEW YORK TAX FREE INCOME FUND
             VISTA(SM) CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND
                125 West 55th Street, New York, New York  10019

      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the individual Prospectuses offering shares of Vista Tax Free Income Fund, Vista California Intermediate Tax Free Income Fund and Vista New York Tax Free Income Fund (the "Income Funds"), the combined Prospectuses offering Vista Shares, Premier Shares and Institutional Shares of Vista U.S. Government Money Market Fund, Vista 100% U.S. Treasury Securities Money Market Fund, Vista Cash Management Fund, Vista Prime Money Market Fund (does not offer Vista Shares), Vista Federal Money Market Fund, Vista Treasury Plus Money Market, Vista Tax Free Money Market Fund, Vista California Tax Free Money Market Fund (offers only Vista Shares) and Vista New York Tax Free Money Market Fund (offers only Vista Shares) (the "Money Market Funds"), and the Prospectus offering Class B shares of Vista Prime Money Market Fund. Any reference to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Broker-Dealer Services, Inc., the Funds' distributor, at the above-listed address.

      This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

      For more information about your account, simply call the Vista Service Center at our toll-free number:

            1-800-34-VISTA
            Vista Service Center
            P.O. Box 419392
            Kansas City, MO  64141
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Table of Contents                                                         Page

The Funds....................................................................2
Investment Policies and Restrictions.........................................4
Performance Information.....................................................22
Determination of Net Asset Value............................................27
Tax Matters.................................................................28
Management of the Funds.....................................................34
Independent Accountants.....................................................50
General Information.........................................................51
Appendix A - Description of Ratings........................................A-1
Appendix B - Special Investment Considerations Relating to
               Investing in New York Municipal Obligations.................B-1
Appendix C - Special Investment Considerations Relating to
               Investing in California Municipal Obligations...............C-1

                                   THE FUNDS

      Mutual Fund Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. The Trust presently consists of 12 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under a multiple class distribution system, the Money Market Funds and the Vista Tax Free Income Fund and the Vista New York Tax Free Income Fund may be offered through multiple classes of shares. The Vista Shares class of the Money Market Funds are referred to in this Statement of Additional Information as the "Vista Shares", the Premier Shares class of the Money Market Funds are referred to herein as the "Premier Shares" and the Institutional Shares class of the Money Market Funds are referred to herein as the "Institutional Shares." Those Income Funds offered through two classes of shares may issue Class A shares (which are subject to an initial sales load) and Class B shares (which are subject to a contingent deferral sales load). The shares of the Income Funds and Money Market Funds are collectively referred to in this Statement of Additional Information as the "Shares." The Income Funds, Tax Free Money Market Fund, New York Tax Free Money Market Fund and California Tax Free Money Market Fund are collectively referred to herein as the "Tax Free Funds."

      On August 25, 1994, the shareholders of each of the existing classes of Shares of the Vista U.S. Government Money Market Fund, Vista Global Money Market Fund, Vista Prime Money Market Fund, Vista Tax Free Money Market Fund, Vista California Money Market Fund, Vista New York Tax Free Money Market Fund, Vista Tax Free Income Fund, Vista New York Tax Free Income Fund and the Vista California Intermediate Tax Free Income Fund approved the reorganization of each of these Funds into newly-created series of the Mutual Fund Trust, effective October 28, 1994. Prior to such approvals, each of these funds were series of Mutual Fund Group, an affiliated investment company.

      On December 4, 1992, the shareholders of each of the existing classes of Shares of Vista Global Money Market Fund and Vista U.S. Government Money Market Fund approved the reorganization of each of these Funds into newly-created series of Mutual Fund Group, effective January 1, 1993. Prior to such approvals, on December 4, 1992, the shareholders of each of the five existing series of Trinity Assets Trust (Trinity Money Market Fund, Trinity Government Fund, Trinity Bond Fund, Trinity Short-Term Bond Fund and Trinity Equity Fund) (collectively, the "Trinity Funds") approved the reorganization of each of the Trinity Funds into newly-created series of the Trust,

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effective January 1, 1993. Vista Global Money Market Fund and Trinity Money
Market Fund were reorganized into classes of Shares of "Vista Worldwide Money Market Fund", which changed its name to "Vista Global Money Market Fund" as of December 31, 1992. Vista U.S. Government Money Market Fund and Trinity Government Fund were reorganized into classes of Shares of "Vista Government Cash Fund", which changed its name to "Vista U.S. Government Money Market Fund" as of December 31, 1992.

      On May 6, 1996, The U.S. Treasury Money Market Fund of The Hanover Funds, Inc. ("Hanover") merged into the Vista Shares of Treasury Plus Money Market Fund, The Government Money Market Fund of Hanover merged into the Vista class of U.S. Government Money Market Fund, The Cash Management Fund of Hanover merged into the Vista class of Cash Management Fund (The Cash Management Fund of Hanover was the accounting survivor of this merger), The Tax Free Money Market Fund of Hanover merged into the Vista class of Tax Free Money Market Fund, The New York Tax Free Money Market Fund of Hanover merged into the Vista class of New York Tax Free Money Market Fund, and The 100% U.S. Treasury Securities Money Market Fund of Hanover merged into the Vista class of 100% U.S. Treasury Securities Money Market Fund. The foregoing mergers are referred to herein as the "Hanover Reorganization."

      The Funds' Shares are continuously offered for sale through Vista Broker-Dealer Services, Inc. ("VBDS"), the Funds' distributor (the "Distributor"), which is not affiliated with Chase Manhattan Bank, or its affiliates.

      The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. Occasionally, communications to shareholders may contain the views of the investment adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund. A majority of the Trustees of the Trust are not affiliated with the investment adviser or the sub-advisers.

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                     INVESTMENT POLICIES AND RESTRICTIONS

                             Investment Policies

      The Prospectuses set forth the various investment policies applicable to each Fund. As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" have the meanings given to it in the relevant Fund's Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch") see Appendix A. For a general discussion of special investment considerations relating to investing in (i) New York and (ii) California Municipal Obligations, see Appendices B and C, respectively.

      The management style used for Funds which invest in fixed-income securities emphasizes several key factors. Portfolio managers consider the security quality - that is, the ability of the debt issuer to make timely payments of principal and interest. Managers also search for the lowest buying price and highest selling price they can find. Because bonds are not traded in a centralized environment, prices vary, giving managers the opportunity to take advantage of market price inefficiencies.

      Also important in the analysis is the relationship of a bond's yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Managers also use a computer model to simulate possible fluctuations in prices and yields if interest rates change. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

      The following information supplements and should be read in conjunction with the related sections of each Prospectus.

      U.S. Government Securities -- U.S. Government Securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperative,s Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by Federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

      Specialized Kinds of Government Agency Securities -- In addition, certain U.S. Government agencies issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation

Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

      Bank Obligations -- Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion.

      A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

      Commercial Paper-and Other Short-Term Obligations. The commercial paper and other short-term obligations of U.S. and foreign corporations which may be purchased by the Prime Fund and the Cash Management Fund other than those of bank holding companies, include obligations which are (i) rated Prime-I by Moody's, A-1 by S&P's, F-1 by Fitch or D-1 by Duff & Phelps ("D&P"); or (ii) determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Prime Fund and the Cash Management Fund at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, S&P's or Fitch. The commercial paper and other short-term obligations of U.S. bank holding companies which may be purchased by the Cash Management Fund include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.

      Repurchase Agreements -- A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy by the Trustees, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Tax Free Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the same risks described below with respect to stand-by commitments.

      Reverse Repurchase Agreements -- Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by such Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

      High Quality Municipal Obligations -- Investments will be made in unrated Municipal Obligations only if they are determined to be of comparable quality to permissable rated investments on the basis of the advisers' credit evaluation of the obligor or of the bank issuing a participation certificate, letter of credit or guaranty, or insurance issued in support of the obligation. High Quality instruments may produce a lower yield than would be available from less highly rated instruments. The Board of Trustees has determined that Municipal Obligations which are backed by the credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa.

      If, subsequent to purchase by a Money Market Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category (the two highest categories in the case of the New York and California Tax Free Money Market Funds) by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the National Board of Trustees determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause such Money Market Fund to take such action as it determines is in its best interest and that of its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Adviser becoming aware of the new rating and the Fund's Board is subsequently notified of the Adviser's actions.

      To the extent that a rating given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Prospectuses and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the advisers also will evaluate these securities and the creditworthiness of the issuers of such securities.

      Forward Commitments -- In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although, with respect to any Tax Free Fund, short-term investments will normally be in tax-exempt securities or Municipal Obligations, as the case may be, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the

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amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

      Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which, for consideration by the Tax Free Funds, are not exempt from federal, state or local taxation.

      To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

      Illiquid Securities. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.

      Stand-by Commitments -- When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at a Fund's option a specified security at a specified price.

      The amount payable to a Money Market Fund upon its exercise of a stand-by commitment with respect to a Municipal Obligation normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid by the Fund on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market, a Money Market Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Money Market Funds value stand-by commitments at zero for purposes of computing their net asset value per share.

      The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. Not more than 10% of the total assets of a Money Market Fund will be invested in Municipal Obligations that are subject to stand-by commitments from the same bank or broker-dealers.

      Floating and Variable Rate Securities; Participation Certificates -- Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Income Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them. The variable rate demand instruments in which the Money Market Funds may invest are payable on demand on not more than seven calendar days' notice.

      The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

      In the case of a Money Market Fund, the Board of Trustees may determine that an unrated variable rate security meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated variable rate security on a quarterly basis to determine that it continues to meet a Money Market Fund's high quality criteria. If an instrument is ever deemed to fall below a Money Market Fund's high quality standards, either it will be sold in the market or the demand feature will be exercised.

      The variable rate securities in which certain Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in variable rate securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the variable rate security in the proportion that the Fund's participation interest bears to the total principal amount of the security and provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

      A Fund has the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance, although the Funds retain the option to purchase insurance if necessary.

      The advisers have been instructed by the Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Tax Free Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

      Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying variable rate securities may change with changes in interest rates generally, the variable rate nature of the underlying variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. A Fund's portfolio may contain variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

      The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. With respect to a Money Market Fund, the maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. With respect to the Income Funds, if variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

      Tender Option Variable Rate Certificates. The Money Market Funds may invest in tender option bonds. A tender option bond is a synthetic floating rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The trust sets a floating rate on a daily or weekly basis which is established through a remarketing agent. These types of derivatives, to be money market eligible under Rule 2(a)-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating rate security.

      Supranational Obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

      Loans of Portfolio Securities -- Certain securities dealers who make "short sales" or who wish to obtain particular securities for short periods may seek to borrow them from institutional investors such as the Funds. Each Fund (other than the Tax Free Funds) reserves the right to seek to increase its income by lending its portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made only to member firms of the New York Stock Exchange, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Under a loan, a Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice.

      During the existence of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. A Fund does not, however, have the right to vote any securities having voting rights during the existence of the loan, but can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral if the borrower of the securities experiences financial difficulty. However, the loans will be made only to dealers deemed by a Fund to be of good standing, and when, in the judgment of the Fund, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. In the event a Fund makes securities loans, the value of the securities loaned would not exceed 30% of the value of the Fund's total assets.

       Additional Policies Regarding Derivative and Related Transactions

Introduction

      As explained more fully below, the Income Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

      Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

      Each Income Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

      The value of some derivative or similar instruments in which the Income Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investments of the Funds -- the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

      Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

Risk Factors

      As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

Specific Uses and Strategies

      Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Income Funds.

      Options on Securities and Securities Indexes. The Funds may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indexes, and
(iii) debt instruments.

      Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

      One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

      In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

      If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

      Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments, and (iii) options on these futures contracts ("futures options").

      The futures contracts and futures options may be based on various securities in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor) and other financial instruments and indices.

      These instruments may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract -- or buy a futures option -- to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract -- or buy a futures option -- to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

      When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

      Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

      Forward Contracts. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

      Interest Rate Transactions. The Income Funds may employ interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward exchange contracts, and currency and interest rate swaps.

      An Income Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Income Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that an Income Fund is contractually obligated to make. If the other party to and interest rate swap defaults, an Income Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, each Income Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swap position.

      An Income Fund may enter into interest rate swaps to the maximum allowed limits under applicable law. An Income Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by an Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

      Structured Products. The Income Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

      Income Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When an Income Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Income Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. An Income Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although an Income Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of an Income Fund's fundamental investment limitation related to borrowing and leverage.

      Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, an Income Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

      Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

Additional Restrictions on the Use of Futures and Option Contracts

      Regulations of the CFTC require that the Income Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pools" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in an Income Fund's portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for an Income Fund, and accrued profits on such positions. In addition, an Income Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Income Fund's total assets.

      When an Income Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Income Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

      In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by an Income Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                            Investment Restrictions

      The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

      Each Fund may not:

            (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

            (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

            (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in options and futures shall not be subject to this restriction; (ii) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U. S. banks; (iii) New York Tax Free Money Market Fund, California Tax Free Money Market Fund and Tax Free Money Market Fund may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including participation certificates and (iv) more than 25% of the assets of California Intermediate Tax Free Income Fund may be invested in municipal obligations secured by bank letters of credit or guarantees;

            (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

            (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

            (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

            (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

      For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

            (1) Each Fund other than the Tax Free Funds may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its net assets in the securities of any one issuer (other than government obligations); each Tax Free Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

            (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

            (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

            (4) Each Income Fund may not invest more than 15% of its net assets in illiquid securities; each Money Market Fund may not invest more than 10% of its net assets in illiquid securities.

            (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

            (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

      Notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

      It is the Trust's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Trust has been advised that the staff of the Securities and Exchange Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the 1940 Act.

      For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

      In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive that the investment policies and limitations described above and in the Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.

      In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, each Fund will not invest for the purpose of exercising control or management.

      If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

               Portfolio Transactions and Brokerage Allocation

      Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the advisers in a similar capacity. Money market instruments are generally purchased in principal transactions; thus, the Money Market Funds generally pay no brokerage commissions.

      It is intended that the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing the Funds, their advisers seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

      The frequency of an Income Fund's portfolio transactions -- the portfolio turnover rate -- will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. For the fiscal year ended October 31, 1993, the period from November 1, 1993 through August

31, 1994 and the fiscal year ended August 31, 1995, the annual rates of portfolio turnover for the following Funds were as follows:

      The Tax Free Income Fund: 149%, 258% and 233%, respectively;
      The New York Tax Free Income Fund: 150%, 162% and 122%, respectively;

      For the period July 16, 1993 through October 31, 1993, from November 1, 1993 through August 31, 1994 and the fiscal year ended August 31, 1995 the California Intermediate Tax Free Income Fund had portfolio turnover rates of 40%, 93% and 94%, respectively.

      Under the Advisory Agreement and the Sub-Advisory Agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

      Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub- adviser on the tender of the Funds' portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser or sub-adviser. At present, no other recapture arrangements are in effect.

      Under the Advisory and Sub-Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the adviser or sub-adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the adviser or sub-adviser. The adviser's or sub-advisers' investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by them as a consideration in the selection of brokers to execute portfolio transactions. However, they would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

      The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the adviser or sub-advisers in serving one or more of the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

      In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for their other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the adviser or a sub-adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

                            PERFORMANCE INFORMATION

      From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

      A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values (in the case of the Income Funds) of the classes of shares of a Fund will vary based on interest rates, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agent, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

      In connection with the Hanover Reorganization, the Vista 100% U.S. Treasury Securities Money Market Fund was established to receive the assets of The 100% U.S. Treasury Securities Money Market Fund of Hanover, and the Vista Cash Management Fund (formerly known as the Vista Global Money Market Fund), which received the assets of The Cash Management Fund of Hanover, adopted the financial history of The Cash Management Fund of Hanover. Performance results presented by the Vista 100% U.S. Treasury Securities Money Market Fund and the Vista Cash Management Fund will be based upon the performance of The 100% U.S. Treasury Securities Money

Market Fund and The Cash Management Fund of Hanover, respectively, for periods prior to the consummation of the Hanover Reorganization.

      In connection with the Hanover Reorganization, the Vista 100% U.S. Treasury Securities Money Market Fund was established to receive the assets of The 100% U.S. Treasury Securities Money Market Fund of Hanover, and the Vista Cash Management Fund (formerly known as the Vista Global Money Market Fund), which received the assets of The Cash Management Fund of Hanover, adopted the financial history of The Cash Management Fund of Hanover. Performance results presented by the Vista 100% U.S. Treasury Securities Money Market Fund and the Vista Cash Management Fund will be based upon the performance of The 100% U.S. Treasury Securities Money Market Fund and The Cash Management Fund of Hanover, respectively, for periods prior to the consummation of the Hanover Reorganization.

                             Total Rate of Return

      A Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

      The average annual total rate of return figures for the Class A shares of the following Funds, reflecting the initial investment and reinvested dividends for the one and five year periods ended August 31, 1995, and for the period from September 8, 1987 (commencement of business operations) to August 31, 1995, were as follows:

      The Tax Free Income Fund: 6.53%, 9.81% and 9.41%, respectively;
      The New York Tax Free Income Fund: 6.82%, 9.01% and 8.86%, respectively.

      Had the maximum sales charge of 4.50% been in effect, the average annual total rate of return figures for the same periods would have been as follows:

      The Tax Free Income Fund: 1.74%, 8.87% and 8.78%, respectively;
      The New York Tax Free Income Fund: 2.01%, 8.01% and 8.24%, respectively.

      The average rate of total return for the California Intermediate Tax Free Income Fund for the one year period ended August 31, 1995 and from the inception date of July 15, 1993 through August 31, 1995 was 7.55% and 4.23%, respectively. Had the maximum sales charge of 4.50% been in effect, the average annual total rate of return for the same periods would have been 2.71% and 2.00%, respectively.

      The average annual total rate of return figures for the Class B shares of the following Funds, reflecting the initial investment and reinvested dividends for the one year period ended August 31, 1995, and for the period from commencement of business operations on November 4, 1993 to August 31, 1995 were as follows:

      The Tax Free Income Fund: 5.70% and 1.75%, respectively;
      The New York Tax Free Income Fund: 5.99% and 2.61%, respectively.

      The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                               Yield Quotations

      Any current "yield" quotation for a class of shares of an Income Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

      Any current "yield" for a class of shares of a Money Market Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one Share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation for a class of shares of a Money Market Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. A portion of a Tax Free Money Market Fund's income used in calculating such yields may be taxable.

      Any taxable equivalent yield quotation of a class of shares of a Tax Free Fund, whether or not it is a Money Market Fund, shall be calculated as follows. If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation (as determined in accordance with the appropriate calculation described above) divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

                                      CURRENT          EFFECTIVE COMPOUND
                                   ANNUALIZED YIELD     ANNUALIZED YIELD
                                   ----------------    ------------------
                                     AS OF 8/31/95       AS OF 8/31/95

U. S. Government Money Market Fund
      Vista Shares                     5.02%                   5.15%
      Premier Shares                   5.27%                   5.41%
      Institutional Shares             5.54%                   5.69%

Prime Money Market Fund
      B Shares                         4.43%                   4.53%
      Premier Shares                   5.46%                   5.61%
      Institutional Shares             5.63%                   5.79%

Federal Money Market Fund

      Vista Shares                     5.12%                   5.25%
      Premier Shares                   5.32%                   5.46%
      Institutional Shares             5.50%                   5.65%

Treasury Plus Money Market Fund
      Vista Shares
      Premier Shares                   5.38%                   5.33%
      Institutional Shares             5.20%                   5.52%

100% U.S. Treasury Securities Money Market Fund  AS OF 11/30/95  AS OF 11/30/95
      Vista Shares
      Premier Shares
      Institutional Shares

Cash Management Fund
      Vista Shares
      Premier Shares
      Institutional Shares

                        CURRENT              EFFECTIVE            ANNUALIZED
                        ANNUALIZED           COMPOUND             TAX EQUIVALENT
                        YIELD                ANNUALIZED           YIELD *
                                             YIELD

Tax Free Money
Market Fund
 Vista Shares             2.96                 3.01                 4.91
 Premier Shares           3.24                 3.30                 5.37
 Institutional Shares     3.52                 3.58                 5.83

California Tax Free       3.12                 3.17                 5.80
Money Market Fund

New York Tax Free         2.81                 2.85                 5.28
Money Market Fund

                          THIRTY-DAY           TAX EQUIVALENT
                          YIELD                THIRTY-DAY YIELD*

Tax Free Income Fund:
Class A Shares            4.11                 6.80
Class B Shares            3.56                 5.89

New York Tax Free
Income Fund:
Class A Shares            4.41                 8.29
Class B Shares            3.87                 7.27

California
Intermediate Tax Free     4.63                 8.61
Income Fund

---------------

      * The annualized tax equivalent yields assume a federal income tax rate of 39.6% for the Tax Free Money Market Fund and Tax Free Income Fund, a combined New York State, New York City and federal income tax rate of 46.80% for the New York Tax Free Money Market Fund and New York Tax Free Income Fund and a combined California State and federal income tax rate of 46.24% for the California Tax Free Money Market Fund and California Intermediate Tax Free Income Fund.

                     Non-Standardized Performance Results

      The chart below reflects the net change in the value of an assumed initial investment of $10,000 in the following Funds for the period from the commencement date of business for each such Fund (i.e., either September 8, 1987 for the Tax Free Income and New York Tax Free Income Funds or July 16, 1993 for the California Intermediate Tax Free Income Fund.) The values reflect an assumption that capital gain distributions and income dividends, if any, have been accepted in additional Shares. From time to time, the Funds will provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.


                        Value of          Value of         Value of
Period Ended            Initial $10,000   Capital Gains    Reinvested  Total
August 31, 1995         Investment        Distributions    Dividends   Value
--------------         ---------------   -------------     ---------   -----

The Tax Free Income Fund:
      A Shares         $11,850            $1,116         $ 7,541    $20,507
      B Shares           9,424               125             827     10,376

The New York Tax Free
Income Fund:
      A Shares          11,470             1,477           6,838     19,785
      B Shares           9,422               242             856     10,520

The California Intermediate Tax
Free Fund                9,687               126           1,164     10,977


      Had the maximum sales charge of 4.50% been in effect, the figures for the same periods would have been as follows:

                        Value of          Value of          Value of
Period Ended            Initial $10,000   Capital Gains    Reinvested  Total
August 31, 1995         Investment        Distributions    Dividends   Value
---------------         ---------------   -------------    ---------   -----

The Tax Free Income Fund:
      A Shares         $11,317            $1,066          $7,202    $19,585
      B Shares           9,047               125             827      9,999

The New York Tax Free
Income Fund:
      A Shares          10,954             1,410           6,531     18,895
      B Shares           9,045               242             856     10,143

The California Intermediate Tax
Free Fund                9,251               120           1,112     10,483

                       DETERMINATION OF NET ASSET VALUE

      Each Fund determines its net asset value per Share each day (as of 12:00 noon, and 4:00 p.m. Eastern time or 4:15 p.m. for Funds holding options, in the case of a Tax Free Income Fund during which the New York Stock Exchange is open for trading (a "Fund Business Day")), by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, which, in the case of funds with multiple share classes, is apportioned between the classes, to obtain net assets by class) by the number of its shares outstanding (by class, for multiple class Funds) at the time the determination is made. Effective with the introduction of certain automated share purchase programs, the net asset value of Funds available through the programs will also be determined at 6:00 p.m., Eastern time. As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order.

      The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter accrediting discounts and amortizing premiums at a constant rate to maturity. Pursuant to the rules of the Securities and Exchange Commission, the Board of Trustees has established procedures to stabilize the net asset value of each Money Market Fund at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share. If fluctuating interest rates cause the market value of a Money Market Fund's portfolio to approach a deviation of more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider what action, if any, should be initiated. Such action may include redemption of shares in kind (as described in greater detail below), selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

      The Cash Management, the Federal Money Market Fund, the Tax Free Money Market Fund, the New York Tax Free Money Market Fund, the California Tax Free Money Market Fund and 100% U.S. Treasury Securities Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Prime Fund and the Treasury Plus Money Market Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less. None of the Money Market Funds will purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than one year, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that with respect to the Cash Management Fund and the Tax Free Money Market Funds, are determined by the Board of Trustees to present minimal credit risks and will comply with certain reporting and recordkeeping procedures.

      The Money Market Funds have established procedures to ensure that their portfolio securities meet their high quality criteria.

      Bonds and other fixed income securities (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

      Interest income on long-term obligations in an Income Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                     PURCHASES, REDEMPTIONS AND EXCHANGES

      The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in this Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in section 6 of the Account Application.

      Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

      Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

      Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other fund in the Trust (or if a Fund has only one class, shares of such fund), including shares of any Vista money market Fund, acquired by exchange, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

      The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and Portfolios and their reasonableness in relation to the benefits to the Funds and Portfolios.

      Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista new-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

      The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the death of the shareholder; (ii) a redemption in connection with a Minimum Required Distribution form an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code, (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan, as described on page 10; (iv) distributions from a qualified plan upon retirement;
(v) a redemption resulting from an over-contribution to an IRA; and (vi) a redemption of an account balance under $500.

      Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 6, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 6, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted. Due to the conversion feature of Class B shares, certificates will not be issued and all shares will be held in book entry form.

                                 TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

      Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. Because certain Funds invest all of their assets in Portfolios which will be classified as partnerships for federal income tax purposes, such Funds will be deemed to own a proportionate share of the income of the Portfolio into which each contributes all of its assets for purposes of determining whether such Funds satisfy the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

      In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

      In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

      Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by such Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of
Section 1092 of the Code; (3) the transaction is one that was marketed or sold to such Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to a Fund's shareholders.

      In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if: (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the- money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

      Transactions that may be engaged in by certain of the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

      Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government Securities.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

      Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of a Fund. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

      A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

      Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Each Tax Free Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax Free Fund's taxable year at least 50% of the its total assets consists of tax-exempt municipal obligations. Distributions from a Tax Free Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax Free Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax Free Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

      AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax Free Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax Free Fund will likely be subject to tax on dividends paid by the Tax Free Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

      Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

      Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

      Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will do this. In such a case and any other case involving the other Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

      If a shareholder (1) incurs a sales load in acquiring shares of a Fund,
(2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

      Although the Funds generally retains the right to pay the redemption price of shares in kind with securities (instead of cash) the Trust has filed an election under Rule 18f-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                            MANAGEMENT OF THE FUNDS

                      Trustees and Officers of the Trust

      The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 W. 55th Street, New York, New York 10019.

Trustees

FERGUS REID, III* - Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985. Address: 700 River Road, Cos Cob, Connecticut 06807.

RICHARD E. TEN HAKEN - Former District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Finance and the Audit and Accounting Committees, Member of the Executive Committee; and Chairman of the Board and President, New York State Teachers' Retirement System.
Address:  4 Barnfield Road, Pittsford, New York  14534.

WILLIAM J. ARMSTRONG - Vice President and Treasurer, Ingersoll-Rand Company (Woodcliff Lake, New Jersey). Address: 49 Aspen Way, Upper Saddle River, New Jersey 07458.

JOHN R.H. BLUM - Retired; formerly a Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut, 1992
- 1995 Address:  322 Main Street, Lakeville, Connecticut 06039-0448.

JOSEPH J. HARKINS - Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and Nationar. Address: 257 Plantation Circle South, Ponte Vedra South, Ponte Vedra Beach, Florida 32082.

H. RICHARD VARTABEDIAN* - President of the Trust; Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991.
Address:  P.O. Box 296, Beach Road, Hendrick's Head, Southport, Maine 04576.

STUART W. CRAGIN, Jr. - Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Canover Industries. Address: 652 Glenbrook Road, Stamford, Connecticut 06906.

IRVING L. THODE - Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Address: 80 Perkins Road, Greenwich, Connecticut 06830.

W. PERRY NEFF* - Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; Formerly, Director, Chairman and President of The Hanover Investment Funds, Inc. and Hanover Funds, Inc. Address: RR 1 Box 102A, Weston, Vermont 05181.

ROLAND R. EPPLEY, JR. - Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; Formerly, Director and Vice Chairman, The Hanover Funds, Inc. Address: 105 Coventry Place, Palm Beach Gardens, Florida 33418.

W.D. MACCALLAN - Director of The Adams Express Co., The Hanover Investment Funds, Inc. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; Formerly, Director, The Hanover Investment Funds, Inc. and The Hanover Funds, Inc.

      The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Armstrong, Harkins, Reid, and Thode, Cragin, and Vartabedian. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

      The Audit Committee met two times during the fiscal period ended August 31, 1995.

Remuneration of Trustees and Certain Executive Officers:

      Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the adviser or sub-adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the adviser or sub-adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Members of committees receive a meeting fee only if the committee meeting is held on a day other than a day on which a regularly scheduled meeting is held. Prior to August 21, 1995, the annual retainer was $36,000 and the per-meeting fee was $1,000. The Chairman of the Trustees, Fergus Reid, has and continues to receive a 50% increment over regular Trustee total compensation for serving as Chairman and Trustee for all the investment companies advised by the adviser or sub-adviser.

      Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the adviser or sub-adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser or sub-adviser (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

      Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 1995 for each Trustee of the Trust (Mesrrs. Neff, Eppley and MacCallan were elected as Trustees on [ ], 1996 and therefore received no compensation in the period):

                          U.S.      Global     Tax Fee      Prime      New York   California
                        Government   Money      Money       Money      Tax Free    Tax Free
                        Money       Market     Market       Market     Money        Money
                         Market      Fund       Fund         Fund       Market      Market
                          Fund       ----       ----         ----        Fund        Fund
                          ----                                           ----        ----
Fergus Reid, III,       $12,789.94 $10,079.61 $4,097.69   $2,974.65    $3,453.60     $531.54
Trustee

Richard E. Ten Haken,     8,526.62   6,713.78  2,731.79    1,983.08     2,362.41      354.38
Trustee

William J. Armstrong,     8,526.62   6,713.78  2,731.79    1,983.08     2,362.41      354.38
Trustee

John R.H. Blum,           8,306.57   6,575.89  2,687.12    1,948.80     2,303.73      347.07
Trustee

Joseph J. Harkins,        8,526.62   6,713.78  2,731.79    1,983.08     2,362.41      354.38
Trustee

H. Richard                8,526.62   6,713.78  2,731.79    1,983.08     2,362.41      354.38
Vartabedian, Trustee

Stuart W. Cragin,         8,536.29   6,521.36  2,655.31    1,942.65     2,302.01      344.80
Jr., Trustee

Irving L. Thode,          8,536.29   6,521.36  2,655.31    1,942.65     2,302.01      344.80
Trustee

W. Perry Neff, Trustee           0          0         0           0            0           0

Roland R. Eppley,                0          0         0           0            0           0
Trustee

W.D. MacCallan                   0          0         0           0            0           0

                         Federal      Treasury     New York    Tax Free    California
                          Money         Plus       Tax Free      Income    Intermediate
                       Market Fund      Money     Income Fund     Fund     Tax Free
                       -----------   Market Fund  -----------     ----       Fund
                                     -----------                             ----
Fergus Reid, III,         $3,377.47      $489.54    $1,052.32     $971.82   $314.23
Trustee

Richard E. Ten             2,251.63       326.37       701.55      647.85    209.49
Haken, Trustee

William J.                 2,251.63       326.37       701.55      647.85    209.49
Armstrong, Trustee

John R.H. Blum,            2,187.37       323.30       685.48      633.77    204.80
Trustee

Joseph J. Harkins,         2,251.63       326.37       701.55      647.85    209.49
Trustee

H. Richard                 2,251.63       326.37       701.55      647.85    209.49
Vartabedian, Trustee

Stuart W. Cragin,          2,243.38       323.47       683.69      629.99    209.49
Jr., Trustee

Irving L. Thode,           2,243.38       323.47       683.69      629.99    209.49
Trustee

W. Perry Neff,                    0            0            0           0         0
Trustee

Roland R. Eppley,                 0            0            0           0         0
Trustee

W.D. MacCallan                    0            0            0           0         0

                        Pension or           Total
                        Retirement        Compensation
                     Benefits Accrued         from
                     as Fund Expenses        "Fund
                                          Complex"(1)

Fergus Reid,                0                $78,456.65
III, Trustee

Richard E. Ten              0                 52,304.39
Haken, Trustee

William J.                  0                 46,632.34
Armstrong,
Trustee

John R.H. Blum,             0                 51,304.37
Trustee

Joseph J.                   0                 52,304.39
Harkins, Trustee

H. Richard                  0                 74,804.44
Vartabedian,
Trustee

Stuart W.                   0                 52,304.39
Cragin, Jr.,
Trustee

Irving L. Thode,            0                 52,304.39
Trustee

W. Perry Neff,              0                         0
Trustee

Roland R.                   0                         0
Eppley, Trustee

W.D. MacCallan,             0                         0
Trustee



(1) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all Funds advised by the adviser.

Vista Funds Retirement Plan for Eligible Trustees

      Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser or sub-adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

      Set forth below in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 5, 3, 3 and 3 respectively.

                       Highest Annual Compensation Paid by All Vista Funds
                       ---------------------------------------------------

                    40,000           45,000            50,000           55,000

    Years of                Estimated Annual Benefits Upon Retirement
    Service                 -----------------------------------------
    -------
       10           40,000           45,000            50,000           55,000
        9           36,000           40,500            45,000           49,500
        8           32,000           36,000            40,000           44,000
        7           28,000           31,500            35,000           38,500
        6           24,000           27,000            30,000           33,000
        5           20,000           22,500            25,000           27,500

      Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of the Fund on whose Board the Trustee sits. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year: Messrs. Tom Haken, Thode and Vartabedian.

Officers

MARTIN DEAN* - Treasurer and Assistant Secretary of the Trust; BISYS Fund Services, Inc., Manager, Financial Reporting and Control.

ANN BERGIN* - Secretary; Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., Vista Broker-Dealer Services, Inc.

      The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      The Funds pay no direct remuneration to any officer of the Trust. As of August 31, 1995, the Trustees and officers as a group owned of record less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended August 31, 1995, the Trust paid to its disinterested Trustees fees and expenses for all meetings of the Board and any committees attended in the aggregate amount of approximately $250,682 which amount is then apportioned between the Funds comprising the Trust.

                            Adviser or Sub-Adviser

      The adviser acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement, dated as of __________, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase makes investment decisions for the Funds. For its services under the Investment Advisory Agreements, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. However, Chase may, from time to time, voluntarily waive all or a portion of its fees payable under the Investment Advisory Agreements Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The adviser or sub-adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

      Under the Advisory Agreement, the adviser or sub-adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

      Pursuant to the terms of the Advisory Agreement, the adviser or sub-adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the adviser or sub-adviser under such Agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

      In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser or sub-adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser or sub-adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser or sub-adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      Under an investment advisory agreement between the Trust, on behalf of the Funds, and Chase, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the investment advisory agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase. Chase, on behalf of the Funds (other than the Cash Management Fund and the Tax Free Money Market Fund), has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Chase Asset Management, Inc. ("CAM") With respect to the day to day management of the Funds, under the sub-advisory agreement, the sub-adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-adviser. This arrangement will not result in the payment of additional fees by the Funds. For its services under such Sub-Investment Advisory Agreement, CAM will be entitled to receive, with respect to each such Fund, such compensation, payable by the adviser out of its advisory fee, as shall be agreed to from time to time between the adviser and CAM.

      Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Cash Management Fund and the Tax Free Money Market Fund pursuant to separate Sub-Investment Advisory Agreements between Chase and TCB. Under the Sub-Investment Advisory Agreements, TCB will make investment decisions for, and be responsible for the day-to-day management of, the Cash Management Fund and Tax Free Money Market Fund. For its services under the Sub-Investment Advisory Agreement relating to each of the Cash Management Fund and Tax Free Market Fund TCB will be entitled to receive such compensation, payable by the Adviser out of its advisory fee, as shall be agreed to from time to time between the Adviser and TCB.

      The adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. The Chase Manhattan Corporation is the entity resulting from the merger of The Chase Manhattan Corporation into Chemical Banking Corporation on _____________, 1996. Chemical Banking Corporation was thereupon renamed The Chase Manhattan Corporation. The adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

      CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase.

      TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by Chase Manhattan Corporation. TCB renders investment advice to a wide variety of corporations, pension plans, foundations, trusts and individuals.

      In consideration of the services provided by the adviser pursuant to the Advisory Agreements, each Fund pays an investment advisory fee computed daily and paid monthly based on a rate equal to a specified percentage (0.10% for the Money Market Funds and 0.30% for each of the New York Tax Free Income Fund, the Tax Free

Income Fund, and the California Intermediate Tax Free Income Fund) with respect to each Fund's average daily net assets, on an annualized basis for such Fund's then-current fiscal year.

      For the fiscal years ended October 31, 1993, the period from November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued the following investment advisory fees with respect to the following Funds, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:

      Tax Free Money Market Fund: $486,073 ($17,981), $371,535, and $440,282,
            respectively;
      New York Tax Free Money Market Fund: $454,872 ($22,825),  $279,493 and
            $381,647 respectively;
      Tax Free Income Fund: $127,952 ($127,952),  $252,244 ($219,741) and
            $307,093 ($287,095) respectively;
      New York Tax Free Income Fund: $267,793 ($118,398), $288,134 ($172,770)
            and $333,493 ($219,772),  respectively.

      For the period April 18, 1994 through August 31, 1994, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses, $32,325 ($31,465) and $6,249 ($5,890) for the Federal Money Market Fund, the Treasury Plus Money Market Fund, respectively. For the year ended August 31, 1995, Chase was paid or accrued advisory fees, and voluntarily waived the amounts in parentheses, $389,075 ($118,975) and $22,663 for the Federal Money Market Fund and the Treasury Money Market Fund, respectively.

      For the period November 15, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses, $234,255 ($76,970) and $352,679 ($216,306), respectively, for the Prime Money Market Fund.

      For the period October 31, 1993 through August 31, 1994, and for the year ended August 31, 1995, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses, $100,182 ($100,182) and $102,004 ($102,004) for the California Intermediate Tax Free Income Fund.

      For the fiscal period ended October 31, 1992, 1993, and the period from November 1, 1993 through August 31, 1994, Chase was paid or accrued investment advisory fees with respect to the California Tax Free Money Market Fund and voluntarily waived the amount in parentheses following such fees: $22,640 ($22,640), $74,175 ($67,313) and $47,854 ($43,069). For the year ended August
31, 1995, Chase was paid or accrued investment advisory fees, and voluntarily waived the amounts in parentheses $55,870 ($44,112) for the California Tax Free Money Market Fund.

      For the period November 1, 1993 through August 31, 1994, and for the year ended August 31, 1995, Chase was paid or accrued investment advisory fees with respect to the U.S. Government Money Market Fund: of $887,334 and $1,440,186, respectively.

                                 Administrator

      Pursuant to an Administration Agreement, dated _________, 1996 for each of the Funds (the "Administration Agreement"), Chase serves as administrator of the Trust. Chase and provide certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Trust's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The administrator does not have any responsibility or authority for the management of the Funds the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

      Under the administration agreements Chase render administrative services to others. The administration agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the administration agreement or "interested persons" (as defined in the 1940 Act) of any such party. The administration agreements are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Administrator on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The administration agreements also provide that neither Chase nor their personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the administration agreements.

      In addition, the administration agreements provide that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      In consideration of the services provided by Chase pursuant to the administration agreements, the Administrator receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

      For the fiscal years ended October 31, 1992 and 1993, and the period from November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued the following administration fees and voluntarily waived the amounts in parentheses following such fees:

      U.S. Government Money Market Fund:  $564,610 ($24,783), $1,040,090,
         $443,694 and $720,093;
      Tax Free Money Market Fund:  $197,227 ($30,601), $324,048 ($22,244),
         $185,769 and $220,141;
      New York Tax Free Money Market Fund:  $277,855 ($24,360), $303,249
         ($15,216), $139,747 and $190,823;
      Tax Free Income Fund:  $9,919 ($9,919), $42,651 ($42,651), $84,082
         ($68,719) and $102,364 ($64,572);
      New York Tax Free Income Fund:  $34,704 ($24,262), $89,264 ($39,466),
         $96,046 ($61,425) and $111,164 ($81,265);

      For the period November 15, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses, $117,129 ($18,992) and $176,340 ($88,982), respectively for the Prime Money Market Fund.

      For the period April 18, 1994 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses, $16,161 ($3,123), $194,538 (61,243) for the Federal Money Market Fund and $3,123 ($2,944), $11,331($11,331) for the Treasury Plus Money Market Fund, respectively.

      For the fiscal period ended October 31, 1992, 1993, and the period from November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued the following administration fees with respect to the California Tax Free Money Market Fund and voluntarily waived the amounts in parentheses: $15,094 ($15,094), $49,449 ($44,875), $23,926 ($19,141), and
$27,935 ($21,527), respectively.

      For the period November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses $33,394 ($33,394) and $34,001 ($34,001) for the California Intermediate Tax Free Income Fund, respectively.

                                  Distributor

Distribution Plan

      The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including Distribution Plans on behalf of the Class A shares of the Tax Free Income Fund and the New York Tax Free Income Fund, the shares of the California Intermediate Tax Free Fund and the Vista Shares of the Tax Free Money Market Funds (except the Cash Management
Fund) which provides that each of the Funds shall pay a distribution fee (the "Distribution Fee"), including payments to the Distributor, at an annual rate not to exceed 0.25% of its shares with respect to Class A shares of the Tax Free Income Fund and the New York Tax Free Income Fund, 0.25% of its shares with respect to the shares of the California Intermediate Tax Free Fund and .10% of its Shares with respect to the Vista Shares of the Tax Free Money Market Funds' average daily net assets for distribution services including. There is no distribution plan for the Cash Management Fund. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

      As noted above the Class B shareholders will pay a distribution fee of 0.75% of average daily net assets under a Rule 12b-1 Distribution Plan. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to [4.00%] of the purchase price of the shares sold by such dealer. The principal underwriter will use its own fund or funds facilitated by the Distributor (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum of 0.75% of average daily net assets represented by Class B shares it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

      Because of the 0.75% limitation on the compensation paid to the Distributor during such fiscal year, a large portion of the commissions attributable to sales of Class B shares will be accrued and paid by the Fund to the Distributor in fiscal years subsequent to the years in which the Class B shares are sold.

      No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by the other class of shares of such Fund. In addition, the Trustees also have adopted a separate Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which provides that the Vista Shares and the Premier Shares U.S. Government Fund shall pay up to 0.10% of its annual net assets for certain expenses associated with the distribution of its shares. This Distribution Plan does not provide for reimbursement of any overhead expenses.

      The Institutional Shares of the Money Market Funds have no distribution plan.

      Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the asset value of Class A shares, 0.25% annualized of the average net asset value of the Class B shares, or 0.25% annualized of the average daily net asset value of the shares of the California Intermediate Tax Free Fund maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's compensation is directly linked to its expenses). With respect to Class B shares because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be paid by the Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares, investors should consider that daily compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

      Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

      Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on December 16, 1991. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of such Fund (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

      For the fiscal year ended August 31, 1995, the Distributor was paid or accrued the following Basic Distribution Fees and voluntarily waived the amounts in parenthesis following such fees with respect to the Shares of each Fund:

      U.S. Government Money Market Fund - Vista Shares: $326,670;
      Prime Money Market Fund - B Shares:  $30,239;

      Federal Fund - Vista Shares: $141,875 ($8,314);

      Tax Free Money Market Fund - Vista Shares: $293,807($291,652); New York Tax Free Money Market Fund - Vista Shares: $763,294 ($333,341);

      California Tax Free Money Market Fund:  $139,675 ($69,435);

      Tax Free Income Fund - A Shares:  $223,990 ($44,798);
      Tax Free Income Fund - B Shares:  $95,763;

      New York Tax Free Income Fund - A Shares: $256,481 ($51,296); New York Tax Free Income Fund - B Shares: $64,290;

      California Intermediate Fund:$85,003 ($78,626);

      With respect to the Vista Shares of the New York Tax Free Money Market Fund, the Basic Distribution Fee of $153,687 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $32,874 sales compensation - $94,210; advertising and administrative filings - $26,572;

      With respect to the Vista Shares of the Tax Free Money Market Fund, the Basic Distribution Fee of $240,582 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $51,460; sales compensation - $147,477; advertising & administrative filings - $41,597;

      With respect to the Shares of the California Tax Free Money Market Fund, the Basic Distribution Fee of $41,525 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $8,882; sales compensation
- $25,455; advertising & administrative filings - $7,180;

      With respect to the A Shares of the Tax Free Income Fund, the Basic Distribution Fee of $179,192 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $38,329; sales compensation - $109,845; advertising & administrative filings - $30,982;

      With respect to the A Shares of the New York Tax Free Income Fund, the Basic Distribution Fee of $205,185; accrued or paid to the Distributor was allocated as follows: printing postage and handling - $43,889; sales compensation - $125,778; advertising & administrative filings - $35,476;

      With respect to Shares of the California Intermediate Tax Free Income Fund, the Basic Distribution Fee of $6,404 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $1,370; sales compensation - $3,926; advertising & administrative filings - $1,107;

      With respect to the Vista Shares of the U.S. Government Money Market Fund, the Basic Distribution Fee of $397,175 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $84,956; sales compensation - $243,468; advertising & administrative filings - $68,672.

      For the fiscal period ended August 31, 1995, the Distributor was paid or accrued the following Basic Distribution Fees and voluntarily waived the amounts in parenthesis following such fees with respect to the Premier Shares of the following Fund:

      The Tax Free Money Market Fund:  $258,709 ($86,321);

      The U.S. Government Money Market Fund:  $684,952;

      With respect to the Premier Shares of the Tax Free Money Market Fund, the Basic Distribution Fee of $258,709 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $55,338; sales compensation - $158,589; advertising & administrative filings - $44,731

      With respect to the Premier Shares of the U.S. Government Money Market Fund, the Basic Distribution Fee of $684,952 accrued or paid to the Distributor was allocated as follows: printing postage and handling - $146,511; sales compensation - $419,876; advertising & administrative filings - $118,428

      There is no 12b-1 Distribution Plan for any Class of the Treasury Money Market Fund and the Cash Management Fund, while only the Vista Shares of the Federal Money Market and the B Shares of the Prime Money Market Fund have 12B-1 Distribution Plans.

Distribution and Sub-Administration Agreement

      The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (prior to such date, the Distributor served the Trust pursuant to a contract dated August 23, 1994 (April 15, 1994 with respect to the Treasury Fund and Federal Fund)) (the "Distribution Agreement"), with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each of the Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

      The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

      In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily agree to from time to time waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1992, 1993,the period November 1, 1993 through August 31, 1994 and for the year ended August 31, 1995, the following sub-administration fees under the Distribution Agreement, and voluntarily waived the amounts in parentheses following such fees:

      The Tax Free Money Market Fund:  $98,614 ($15,299), $162,025 ($11,123),
         $185,769 and $220,141;

      The New York Tax Free Money Market Fund:  $138,928 ($12,180), $151,622
         ($7,608), $139,747 and $190,823;

      The Tax Free Income Fund - A Shares:  $4,960 ($4,960), $21,325
         ($21,325), $42,041 ($2,137) and $44,798;

      The Tax Free Income Fund - B Shares:$6,384;

      The New York Tax Free Income Fund - A Shares: $17,364 ($12,131) ,
         $44,633 ($19,733), $48,024 and $51,439;

      The New York Tax Free Income Fund - B Shares:  $4,286;

      The California Intermediate Tax Free Income Fund: $16,096 and $17,001
         ($17,001).

      For the fiscal period ended October 31, 1992, the California Tax Free Money Market Fund paid the Distributor voluntarily waived its entire fee of $7,547 For the fiscal year ended October 31, 1993 the Distributor was paid or accrued $24,726 and voluntarily waived $22,438. For the fiscal period from November 1, 1993 through August 31, 1994 the Distributor was paid or accrued $23,926. For the year ended August 31, 1995,the Distributor was paid $27,935.

      For the fiscal period from November 15, 1993 through August 31, 1994 the Prime Money Market Fund paid or accrued $117,129, For the year ended August 31, 1995, the Distributor was paid or accrued $176,342 of sub-administration fee for the Prime Money Market Fund.

      For the fiscal period from April 18, 1994 through August 31, 1994 the Federal Money Market Fund and the Treasury Money Market Fund paid or accrued $16,161 and $3,123 and voluntarily waived $15,733 and $2,944, respectively. For the year ended August 31, 1995, the Federal Money Market Fund paid or accrued $194,538 and voluntarily waived $9,048, For the year ended August 31, 1995, the Treasury Plus Money Market Fund paid or accrued $11,325 and voluntarily waived $11,331.

      For the fiscal year November 1, 1993 through August 31, 1994, the U.S. Government Money Market Fund paid or accrued distribution and sub-administration fees of $443,694. For the year ended August 31, 1995, the U.S. Government Money Market Fund was paid or accrued $720,093.

          Shareholder Servicing Agents, Transfer Agent and Custodian

      The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law.

      The fees relating to acting as liaison to shareholders and providing personal services to shareholders will not exceed, on an annualized basis, 0.25% of the average daily net assets of each of the Shares of the Income Funds, the California Intermediate Tax Free Fund and the Premier Shares of the Tax Free Money Market Funds represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1992 and 1993, and the period November 1, 1993 through August 31, 1994, and the year ended August 31, 1995, fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:

      Tax Free Income Fund:  $39,677 ($39,677), $111,375 ($111,375), $196,918
         ($169,386), and; $223,990  ($179,192), respectively;

      Tax Free Income Fund - B Shares: $13,286 and $31,921;

      New York Tax Free Income Fund:  $138,522 ($96,882), $240,920
         ($107,693), $233,498 ($179,364) and $256,481 ($205,185), respectively;

      New York Tax Free Income Fund - B Shares: $6,613 and 21,430;

      California Intermediate Tax Free Income Fund: $83,485 ($83,485) and
         $85,003 ($85,003).

      For the fiscal years ended October 31, 1992 and 1993, and the period November 1, 1993 through August 31, 1994 and the year ended August 31, 1995, fees payable by the Premier Shares to the Shareholder Servicing Agents and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:

      Tax Free Money Market Fund:  $126,852 ($73,048), $328,100 ($245,074),
        $353,240 ($226,331) and $344,945 ($131,039) respectively.

      The Trust has also entered into a shareholder servicing agreement with each Shareholder Servicing Agent, on behalf of the Vista Shares of the Tax Free Money Market Funds, to provide certain services for a fee which will not exceed, on an annualized basis, 0.35% of the average daily net assets of each of the Premier Shares represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent maintains a servicing relationship. However, each Shareholder Servicing Agent has voluntarily agreed to waive a portion of the fees payable to it under its Servicing Agreement on a month-to-month basis.

      U.S. Government Money Market Fund - Vista Shares: $713,799, $816,674;
         Cash Management Fund - Vista Shares: $550,995 ($50,574), $348,428 ($98,796);

      Tax Free Money Market Fund - Vista Shares:  $531,208 ($85,012),
         $636,438 ($41,182), $312,937, and $367,259, respectively;

      California Tax Free Money Market Fund - Vista Shares: (for the period ended October 31, only) $149,182 ($113,952), $119,635 ($119,635) and
         $139,675 ($139,675), respectively;

      New York Tax Free Money Market Fund - Vista Shares:  $1,111,429
         ($97,440), $931,475 ($51,107), $698,735 and $954,117, respectively;

      For the fiscal years ended October 31, 1993, and the period November 1, 1993 through August 31, 1994 and the year ended August 31, 1995, fees payable by the Premier Shares to the Shareholder Servicing Agents and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows: U.S. Government Money Market Fund: $745,518, $518,682 and $684,952.

      For the year ended August 31, 1994, the Prime Money Market Fund - Premier Shares and B Shares paid or accrued Shareholder Servicing Fees of $217,100 and $687, respectively. For the year ended August 31, 1995, the Prime Money Market Fund - Premier Shares and B Shares paid or accrued Shareholder Servicing Fees of $82,617 ($72,534) and $10,080 ($5,488), respectively.

      For the year ended August 31, 1995, the Federal Money Market Fund and the Treasury Money Market Fund - Premier Shares were paid or accrued and voluntarily waived Shareholder Servicing Fees of $109,180 ($15,790) and $2,971 ($2,971), respectively.

      There is no Shareholder Servicing Agent, and thus no shareholder servicing fees, for the Institutional Shares of the Money Market Funds.

      The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which IFTC acts as transfer agent for the Trust. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives compensation as is from time to time agreed upon by Chase. For additional information, see "Shareholder Servicing Agents, Transfer Agent and Custodian" in the Prospectus.

      In certain circumstances Shareholder Servicing Agents may be required to register as dealers under state law.

                            INDEPENDENT ACCOUNTANTS

      The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 1995, have been so incorporated by reference in reliance on the reports of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse provides the Funds with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                              GENERAL INFORMATION

             Description of Shares, Voting Rights and Liabilities

      Mutual Fund Trust is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. Because certain of the Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of any such Fund may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.

      The Trust currently consists of 12 Funds of shares of beneficial interest without par value. With respect to the Money Market Funds and certain of the Income Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under Federal Securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

      Shareholders of the Vista Shares, Premier Shares and Institutional Shares of the Money Market Funds bear the fees and expenses described herein. The fees paid by the Vista Shares to the Distributor and Shareholder Servicing Agent under the distribution plans and shareholder servicing arrangements for distribution expenses and shareholder services provided to investors by the Distributor and Shareholder Servicing Agents generally are more than the respective fees paid under distribution plans and shareholder servicing arrangements adopted for the Premier Shares. The Institutional Shares pay no distribution or Shareholder Servicing fee. As a result, at any given time, the net yield on the Shares will be approximately .15% to .30% lower than the yield on the Premier Shares and approximately 30% to 50% lower than the yield on the Vista Shares. Standardized yield quotations will be computed separately for each class of shares of a Fund.

      The Vista Tax Free Income Fund and Vista New York Tax Free Income Fund offer both Class A and Class B shares. The classes of shares have several different attributes relating to sales charges and expenses.

      Class A shares are sold at net asset value plus an initial sales charge of up to a maximum of 4.50% of the public offering price. Class B shares have no initial sales charge; however, a contingent deferred sales charge will be imposed on redemptions made within six years of purchase. The amount of this contingent deferred sales charge will be 5.00% of the redemption proceeds on redemptions in the first year after purchase, declining to zero for redemptions made more than six years after purchase. However, this contingent deferred sales charge will not apply to redemptions of shares representing capital appreciation on Fund assets and reinvestment of dividends or capital distributions. Approximately eight years after purchase, Class B shares will automatically convert to Class A shares.

      In general, absent waivers, Class A and Class B shares each have an annual shareholder servicing fee of 0.25% of average daily net assets. In addition, absent waivers, Class A has an annual distribution fee under Rule 12b-1 of 0.25% of average daily net assets, while Class B has an annual distribution fee under Rule 12b-1 of 0.75% of average daily net assets. Moreover, expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

      Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

      The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

      Certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                               Principal Holders

      As of ___________, 1996, the following persons owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the following classes or Funds:

VISTA US GOVERNMENT MONEY MARKET FUND - VISTA SHARES

CUDD & COMPANY                                        %
OMNIBUS ACCOUNT  # 1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A                              %
METROPOLITAN COMMUNITY BANK
ATTN:  JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE - 2
NEW HYDE PARK, NY  11042-1081

VISTA US GOVERNMENT MONEY MARKET FUND  - PREMIER SHARES

CHASE MANHATTAN BANK N/A                              %
GLOBAL SEC SERVICES OMNIBUS
ATTN:  ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY  11245-0002

CHASE MANHATTAN BANK N/A                              %
GSS AS AGENT
RAY DEJESUS
770 BROADWAY 13TH FLOOR
NEW YORK, NY  10003-9522

NATIONAL FINANCIAL SERV CORP                          %

FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-1003

PENLIN & CO                                           %
CHASE LINCOLN FIRST BANK
ATTN: P.  WHALEN
PO BOX 1412
ROCHESTER, N Y  14603-1412

VISTA US GOVERNMENT MONEY MARKET FUND - INTERNATIONAL SHARES

CHASE MANHATTAN BANK NA                               %
GSS AS AGENT
RAY DEJESUS
770 BROADWAY  13TH FLOOR
NEW YORK, NY  10003-9522

CHASE MANHATTAN BANK N/A                              %
GLOBAL SEC SERVICES OMNIBUS
ATTN:  ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY  11245-0002

CUDD & COMPANY                                        %
OMNIBUS ACCOUNT #1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

VISTA CASH MANAGEMENT FUND - VISTA SHARES

FIRST FIDELITY BANK N/A NJ                           %
ATTN:  ELEANOR ELLIS
BROAD & WALNUT STS
2 1/2 WITHERSPOON
PHILADELPHIA PA  19109

CHASE MANHATTAN BANK N/A                              %
METROPOLITAN COMMUNITY BANK
ATTN:  JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE -2
NEW HYDE PARK, NY  11042-1081

VISTA CASH MANAGEMENT FUND - PREMIER SHARES

CHASE MANHATTAN BANK N/A                              %
GLOBAL SEC SERVICES OMNIBUS
ATTN:  ALEX KWONG
3 CHASE METRO TECH CENTER
7TH FLOOR
BROOKLYN, NY  11245-0002

NATIONAL FINANCIAL SERV CORP                          %
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-1003

CHASE MANHATTAN BANK N/A                              %
GSS AS AGENT
RAY DEJESUS
770 BROADWAY   13TH FLOOR
NEW YORK, NY  10003-9522

CUDD & COMPANY                                        %
OMNIBUS ACCOUNT # 1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

VISTA CASH MANAGEMENT FUND - INSTITUTIONAL SHARES

CONTINENTAL AIRLINES INC                              %
2929 ALLEN PARKWAY SUITE 1576
HOUSTON, TX  77019-2197

CUDD & COMPANY                                        %
OMNIBUS ACCOUNT # 1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A                              %
GLOBAL SEC SERVICES OMNIBUS
ATTN:  ALEX KWONG
3 CHASE METROTECH CENTER
7TH FLOOR
BROOKLYN, NY  11245-0002

CARRIERS ILA CFS TRUST FUND                           %
C/O CCC INC
ONE EVERTRUST PLAZA
JERSEY CITY, NJ  07302-3051

MANHATTAN PREPAID HEALTH SERVICE                      %
PLAN INC
475 RIVERSIDE DR STE 1220
NEW YORK, NY  10115-0122

VISTA PRIME MONEY MARKET - PREMIER SHARES

CHASE MANHATTAN BANK N/A                              %
GSS AS AGENT
RAY DEJESUS
770 BROADWAY   13TH FLOOR
NEW YORK, NY  10003-9522

VISTA PRIME MONEY MARKET FUND - INSTITUTIONAL SHARES

CHASE MANHATTAN  BANK N/A                             %
GLOBAL SEC SERVICES OMNIBUS
ATTN:  ALEX KWONG
3 CHASE METROTECH CENTER
7TH FLOOR
BROOKLYN, NY  11245-0002

CHASE MANHATTAN BANK N/A                              %
GSS AS AGENT
RAY DEJESUS
770 BROADWAY   13TH FLOOR
NEW YORK, NY  10003-9522

CONTINENTAL AIRLINES INC                              %
2929 ALLEN PARKWAY SUITE  1576
HOUSTON, TX  77019-2197

VISTA FEDERAL MONEY MARKET FUND - VISTA SHARES

BLANCHARD GROUP OF FUNDS                              %
C/O FEDERATED SERVICES COMPANY
FEDERATED INVESTORS TOWER
ATTN:  RECON AND CONTROL -24 CCT
PITTSBURGH, PA  15222

CHASE MANHATTAN BANK N/A                              %
METROPOLITAN COMMUNITY BANK

ATTN:  JOHN MOLLOY
PROOF & CONTROL
1985 MARCUS AVENUE -2
NEW HYDE PARK, NY  11042-1081

VISTA FEDERAL MONEY MARKET FUND - PREMIER SHARES

NATIONAL FINANCIAL SERV CORP                          %
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-1003

CHASE MANHATTAN BANK N/A                              %
SPECIAL ACTIVITY AC FOR EXCLUSIVE
BENEFIT OF CPA CUSTOMERS OF CMB NA
PROOF & CONTROL/ATTN:  JOHN MOLLOY
1985 MARCUS AVENUE -2
NEW HYDE PARK, NY  11042-1081

VISTA FEDERAL MONEY MARKET FUND - INSTITUTIONAL SHARES

CUDD & COMPANY                                        %
OMNIBUS ACCOUNT # 1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A                              %
GSS AS AGENT
RAY DEJESUS
770 BROADWAY     13TH FLOOR
NEW YORK, NY  10003-9522

HEALTH MANAGEMENT SYSTEMS INC                         %
ATTN:  SCOTT REMLEY
401 PARK AVENUE SOUTH   4TH FLOOR
NEW YORK, NY  10016-8808

VISTA TREASURY PLUS MONEY MARKET FUND - PREMIER SHARES

CHASE MANHATTAN BANK N/A                              %
GSS AS AGENT
RAY DEJESUS
770 BROADWAY  13TH FLOOR
NEW YORK, NY  10003-9522

PHOTRONICS INCORPORATED                               %
ATTN:  ROBERT J. BOLLO
15 SECOR ROAD
BROOKFIELD, CT  06804-3937

VISTA TREASURY PLUS MONEY MARKET FUND - INSTITUTIONAL SHARES

CHASE MANHATTAN BANK N/A                              %
GSS AS AGENT
RAY DEJESUS
770 BROADWAY 13TH FLOOR
NEW YORK, NY  10003-9522

TRENWICK AMERICA REINSURANCE CORP                     %
TRENWICH C/O LISA STALOWICZ
METRO CENTER ONE STATION PLACE
STANFORD, CT  06902

VISTA TAX FREE MONEY MARKET FUND - VISTA SHARES

CUDD & COMPANY                                        %
OMNIBUS ACCOUNT # 1
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A                              %
SPECIAL ACTIVITY AC FOR EXCLUSIVE
BENEFIT OF CPA CUSTOMERS OF CMB NA
PROOF & CONTROL/ATTN:  JOHN MOLLOY
1985 MARCUS AVENUE - 2
NEW HYDE PARK, NY  11042-1081

VISTA TAX FREE MONEY MARKET FUND - PREMIER SHARES

CUDD & COMPANY                                        %
CHASE MANHATTAN BANK N/A
PTIS DIV

1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

NATIONAL FINANCIAL SERV CORP                          %
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-1003

1976 ACC TRUST                                        %
RS LAUDER TTEE
FBO JANE LAUDER
C/O JAMES M GRIFFIN
767 FIFTH AVENUE
NEW YORK, NY  10153-0001

VISTA TAX FREE MONEY MARKET FUND - INSTITUTIONAL SHARES

CUDD & COMPANY                                        %
OMNIBUS ACCOUNT # 1
PTIS DIV
35 FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A TTEE                         %
FBO BUTLER COUNTY (TEXACO REF & MKG)
TR INDENTURE DATED SEP 15 94
ATTN:  VALERIE DUNBAR TREASURERS OFC
4 CHASE METRO TECH CENTER   3RD FLOOR
BROOKLYN, NY  11245-0001

ROBERT PLAN CORPORATION                               %
100 CHARLES LINDBERGH BLVD
UNIONDALE, NY  11553-3631

VISTA NEW YORK TAX FREE MONEY MARKET FUND

CUDD & COMPANY                                        %
C/O CHASE MANHATTAN BANK
PTIS DIV
1211 AVENUE OF THE AMERICAS 35TH FLOOR
NEW YORK, NY  10036-8701

CHASE MANHATTAN BANK N/A                              %
METROPOLITAN COMMUNITY BANK
ATTN:  JOHN MOLLOY
PROOF & CONTROL

1985 MARCUS AVENUE -2
NEW HYDE PARK, NY  11042-1081

CHASE MANHATTAN BANK N/A                              %
SPECIAL ACTIVITY AC FOR EXCLUSIVE
BENEFIT OF CPA CUSTOMERS OF CMB NA
PROOF & CONTROL / ATTN:  JOHN MOLLOY
1985 MARCUS AVENUE -2
NEW HYDE PARK, NY  11042-1081

NATIONAL FINANCIAL SERV CORP                          %
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-10003

VISTA NEW YORK TAX FREE INCOME FUND - A SHARES

CUDD & COMPANY                                        %
CUSTODY DIVISION
1211 6TH AVENUE 35TH FLOOR
NEW YORK, NY  10036-8701

VISTA NEW YORK TAX FREE INCOME FUND - CLASS B

JEANE B MAHONY                                        %
38 HUTCHINSON BLVD
SCARSDALE, NY  10583-6524

VISTA CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND

MERRILL LYNCH PIERCE FENNER & SMITH                   %
MUTUAL FUND OPERATIONS
ATTN:  BOOK ENTRY
4800 DEER LAKE DRIVE EAST 3RD FLOOR
JACKSONVILLE, FL  32246-6484

VISTA CALIFORNIA TAX FREE MONEY MARKET FUND

CUDD & COMPANY                                        %
C/O CHASE MANHATTAN BANK
PTIS DIV
35TH FLOOR
1211 AVENUE OF THE AMERICAS
NEW YORK, NY  10036-8701

UNION BANK OF SWITZERLAND NY                          %
ATTN:  ANDREW FOX  VP
299 PARK AVENUE  40TH FLOOR
NEW YORK, NY  10171-0026

NATIONAL FINANCIAL SERV CORP                          %
FOR THE EXCL BEN OF OUR CUST
ATTN:  MIKE MCLAUGHLIN
200 LIBERTY STREET
NEW YORK, NY  10281-1003

                             Financial Statements

      The financial statements for the fiscal period ended August 31, 1995 for the Funds are incorporated herein by reference from the Funds' Annual Reports to Shareholders.


              Specimen Computations of Offering Prices Per Share

New York Tax Free Income Fund (specimen computations)
-----------------------------

Net Asset Value and Redemption Price per Share of Beneficial
      Interest at August 31, 1995                     $11.47

Maximum Offering Price per Share ($ 11.47 divided by .955)
     (reduced on purchases of $100,000 or more)       $12.01

New York Tax Free Income Fund - B Shares (specimen computations)
-----------------------------

Net Asset Value and Redemption Price per Share of Beneficial
      Interest at August 31, 1995                     $11.41

 Tax Free Income Fund (specimen computations)
---------------------

          Net Asset Value and Redemption Price per Share of Beneficial
                       Interest at August 31, 1995 $11.85

Maximum Offering Price per Share ($11.85 divided by .955)
     (reduced on purchases of $100,000 or more)       $12.41

Tax Free Income Fund  - B Shares (specimen computations)
--------------------

Net Asset Value and Redemption Price per Share of Beneficial
      Interest at August 31, 1995                     $11.77

California Intermediate Tax Free Income Fund (specimen computations)
--------------------------------------------

Net Asset Value and Redemption Price per Share of Beneficial
      Interest at August 31, 1995                      $9.89

Maximum Offering Price per Share ($ 9.89 divided by .955)
      (reduced on purchases of $100,000 or more)     $10.36


      The Shares of the Money Market Funds are offered for sale at Net Asset Value.

                                  APPENDIX A
                     DESCRIPTION OF MUNICIPAL OBLIGATIONS

                             Description of Ratings*

      The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                            Description of Moody's
                     four highest municipal bond ratings:

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Description of Moody's two highest ratings
                         of state and municipal notes:

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used are as follows:

      MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

--------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

      MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     Description of Standard & Poor's four highest municipal bond ratings:

      AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        Description of Standard & Poor's
            ratings of municipal notes and tax-exempt demand bonds:

      A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

      SP-1 --Very strong or strong capacity to pay principal and interest.
             Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2 --Satisfactory capacity to pay principal and interest.

      SP-3 --Speculative capacity to pay principal and interest.

      Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                       Description of Standard & Poor's
                     two highest commercial paper ratings:

      A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

      A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                            Description of Moody's
                     two highest commercial paper ratings:

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               Description of Fitch's ratings of municipal notes
                          and tax-exempt demand bonds

Municipal Bond Ratings

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

      AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                  APPENDIX B

          SPECIAL INVESTMENT CONSIDERATIONS RELATING TO INVESTING IN
                        NEW YORK MUNICIPAL OBLIGATIONS
              ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS

      As described in the Prospectuses, the New York Tax Free Money Market Fund and New York Tax Free Income Fund invest substantially in New York municipal securities. In addition, the specific New York municipal securities in which the Funds will invest will change from time to time. The Funds are therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Funds to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Funds will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

      The portfolios of the Funds may include municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the City of New York (the "City") and political subdivisions thereof and/or their agencies.

      New York State

      The financial condition of the State and certain of its Agencies and municipalities, particularly the City, could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

      A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economic forecast calls for employment to increase in 1994 and 1995. Employment growth will moderate in 1995 when the pace of national economic growth is projected to slacken and entire industries adjust to changing markets and State's economy absorbs the full impact of these developments. Personal income is estimated to increase by 5.3% in 1994, and a more moderate rate in 1995.

      The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

      The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the time and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      The State issued its first update to the GAAP-basis Financial Plan for the State's 1994-95 fiscal year on September 1, 1994. In the September GAAP-basis update, the Division of the Budget projected a General Fund Operating deficit of $690 million. The prior projection of the 1994-95 GAAP-basis State Financial Plan, issued in February 1994 as part of the 1994-95 Executive Budget (the "February 1994 Projection"), projected an operating surplus in the General Fund of $7 million.

      In the February 1994 projection, General Fund operating results over the 1993-94 and 1994-95 fiscal year projection period were anticipated to reduce the accumulated deficit by $256 million. The impact of the reported results for the State's 1993-94 fiscal year and the revised projection on the accumulated deficit is substantially the same. Combining the $914 million operating surplus for the State's 1993-94 fiscal year with the projected $690 million operating deficit for the 1994-95 fiscal year results in an anticipated $224 million reduction in the accumulated deficit.

      Total revenues in the General Fund are projected at $32.825 billion, consisting of $30.783 billion in tax revenues and $2.042 billion in miscellaneous revenue. Personal income tax revenue is projected to reach $17.712 billion, or nearly 58% of total tax revenue. User taxes and fees are projected to total $6.561 billion, or nearly 21% of total taxes. Business taxes are projected at $5.442 billion, or 18%, while revenue from other taxes is projected at $1.068 billion or 3% of total tax revenue. Total expenditures in the General Fund are projected at $33.633 billion, including $23.778 billion for grants to local governments, $8.033 billion for State operations, $1.807 billion for general State charges, and $15 million for debt service. Compared to the projections made in February, expenditures for grants to local governments are substantially increased, while expenditures for State operations are reduced.

      There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

      On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

      (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

      In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

      State Financial Results

      New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

      On July 29, 1994, the Office of the State Comptroller issued the General Purpose Financial Statements of the State of New York for the 1993-94 fiscal year. The Statements were prepared on GAAP-basis and were independently audited in accordance with generally accepted auditing standards. The State's Combined Balance Sheet as of March 31, 1994 showed an accumulated surplus in its combined governmental funds of $370 million, reflecting liabilities of $13.219 billion and assets of $13.589 billion. This accumulated Governmental Funds surplus includes a $1.637 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service fund types and a $622 million accumulated deficit in the Capital Projects fund type.

      The State completed its 1993-94 fiscal year with a combined Governmental Funds operating surplus of $1.051 billion, which included an operating surplus in the General Fund of $914 million, in the Special Revenue Funds of $149 million and in the Debt Service Funds of $23 million, and an operating deficit in the Capital Projects Funds of $35 million. The following table updates Table 6 of the Annual Information Statement.

      The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the Local Government Assistance Corporation, and the accumulation of $265 million balance in the Contingency Reserve Fund. Revenues increased $543 million (1.7%) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6%) over the prior fiscal year, with the largest increase occurring in State aid for social services programs.

      The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its tax stabilization reserve fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

      Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the New York Local Government Assistance Corporation ("LGAC") program. The balance in the contingency reserve fund will be used to meet the cost of litigation facing the State. The tax stabilization reserve fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

      Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for the year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

      The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 year, and although this lagged the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island, and the Mid-Hudson Valley continued to lag the rest of the State in economic growth. Approximately 100,000 jobs are believed to have been added during the 1993-94 fiscal year.

      Disbursements and transfer from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, disbursements were lower for Medicaid, capital projects, and debt service (due to refundings). In addition, $114 million of school and payments were funded from the proceeds of LGAC bonds. Disbursements were higher-than-expected for general support for public schools. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

      During the 1993-94 fiscal year, the State also established and funded a Contingency Reserve Fund ("CRF") as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million on debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

      For its 1992-93 fiscal year the State had a balanced budget on a cash basis with a positive margin of $671 million in the General Fund that was deposited in the refund reserve account.

      After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, which had the effect of reducing 1992-93 receipts by $671 million and making those receipts available in 1993-94, General Fund receipts would have been $716 million higher than originally projected.

      The favorable performance was primarily attributable to personal income tax collections that were more than $700 million higher than originally projected (before reflecting the refund reserve transaction). The withholding and estimated payment components of the personal income tax exceeded original estimates by more than $800 million combined, reflecting both stronger economic activity, particularly at year's end, and the tax-induced one-time acceleration of income into 1992. Modest shortfalls were experienced in other components of the income tax.

      There were large, but largely offsetting, variances in other categories. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association and the New York Racing Association approximately offset the loss of an anticipated $200 million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenue sources.

      Disbursements and transfers to other funds totaled $30.829 billion, an increase of $45 million above projections in April 1992. After adjusting for the impact of a $150 million payment from the Medical Malpractice Insurance Association to health insurers made pursuant to legislation passed in January 1993, actual disbursements were $105 million lower than projected. This reduction primarily reflected higher-than-anticipated costs for educational programs, as offset by lower costs in virtually all other categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service.

      During its 1989-90, 1990-91 and 1991-92 fiscal years, the State incurred cash-basis operating deficits in the General Fund of $775 million, $1.081 billion and $575 million, respectively, prior to the issuance of short-term tax and revenue anticipation notes ("TRANs"), owing to lower-than-projected receipts.

      Governmental Funds

      The principal operating fund of the State is the General Fund. It receives all State income that is not required by law to be deposited in another fund. General Fund receipts, including transfers from other funds, totalled $32.229 billion in the State's 1993-94 fiscal year. General Fund receipts in the State's 1994-95 fiscal year are estimated in the State Financial Plan at $34.321 billion. Including transfers to other funds, total General Fund disbursements in the 1993-94 fiscal year were $31.897 billion, and are estimated to total $34.248 billion in the State's 1994-95 fiscal year.

      The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Total receipts in Special Revenue Funds are projected at $24.598 billion in the State's 1994-95 fiscal year. Federal grants are projected to account for 75% of the total projected receipts in Special Revenue Funds in the State's 1994-95 fiscal year.

      Disbursements from Special Revenue Funds are projected to be $24.982 billion for the State's 1994-95 fiscal year. Grants to local governments disbursed from this fund type are projected to account for 75% of disbursements from this fund for the 1994-95 fiscal year.

      The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Federal grants for capital projects, largely highway-related, are projected to account for 33% of the $3.233 billion in total projected receipts in Capital Projects Funds in the State's 1994-95 fiscal year. Total disbursements for capital projects are projected to be $3.730 billion during the State's 1994-95 fiscal year. Of total disbursements from Capital Projects Funds, approximately 54% is for various transportation purposes, including highways and mass transportation facilities; 4% is for programs of the Department of Correctional Services and other public protection activities; 16% is for health and mental hygiene facilities; 13% is for environmental and recreational programs; 5% is for educational programs; and 5% is for housing and economic development programs. The balance is for the maintenance of State office facilities and various other capital programs.

      The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Total receipts in Debt Service Funds are projected to reach $2.318 billion in the State's 1994-95 fiscal year. Total disbursements from Debt Service Funds for debt service, lease/purchase and contractual obligation financing commitments are projected to be $2.246 billion for the 1994-95 fiscal year.

      State Borrowing Plan

      The State issued $850 million in TRANs on May 4, 1993 to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. All of these TRANs matured on December 31, 1993.

      The State anticipates that its 1994-95 borrowings for capital purposes will consist of approximately $374 million in general obligation bonds (including $140 million for the purpose of redeeming outstanding bond anticipation notes) and $140 million in new commercial paper issuances. The Legislature has authorized the issuance of up to $69 million in certificates of participation for real property and equipment acquisitions during the State's 1994-95 fiscal year. The projections of the State regarding its borrowings for the 1994-95 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

      In addition, the LGAC is authorized to provide net proceeds of $315 million during the 1994-95 fiscal year to make payments to local governmental units, otherwise made by the State, reduces the State's future liabilities.

      State Agencies

      The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

      At September 30, 1993, there were 18 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Agencies was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate Agency debt outstanding as State-supported debt was $21.1 billion and as State-related was $29.4 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

      Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

      The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year and no payments are anticipated during the 1993-94 fiscal year.

      UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

      The Metropolitan Transportation Authority (the "MTA") oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-

North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

      The TA and the commuter railroads, which are on a calendar fiscal year, ended 1993 with their budgets balanced on a cash basis. The TA had a closing cash balance of approximately $39 million.

      Over the past several years the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax -- that provide additional revenue for mass transit purposes, including assistance to the MTA. The surcharge, which expires in November 1995, yielded $533 million in calendar year 1993, of which the MTA was entitled to receive approximately 90%, or approximately $480 million.

      For 1994, the TA projects that it will end the year with $77.6 million cash surplus. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at $1.3 billion.

      A subway fire on December 28, 1990 and a subway derailment on August 28, 1991, each of which caused fatalities and many injuries, have given rise to substantial claims for damages against the TA and the City.

      In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

      On April 5, 1993, the Legislature approved, and the Governor subsequently signed into law, legislation authorizing a five-year $9.56 billion capital plan for the MTA for 1992-1996. The MTA has submitted a 1992-1996 Capital Program based on this legislation for the approval of the MTA Capital Program Review Board (the "CPRB"), as State law requires. On July 1, 1993, the CPRB indicated that it was withholding approval pending the resolution of certain related issues. If approved, the 1992-1996 Capital Program would succeed two previous five-year capital programs of the periods covering 1982-1986 and 1987-1991. The 1987-1991 Capital Program totalled approximately $8.0 billion, including $6.2 billion for TA capital projects.

      The 1992-1996 Capital Program would supersede a one-year program adopted in 1992. State budget legislation for the 1992-93 fiscal year had required the MTA to submit a one-year program for 1992 instead of a five-year program. The one-year program, which contained $1.635 billion of projects for transit and commuter facilities combined, was approved by the CPRB in May 1992, but the five-year program for 1992-1996, required to be submitted subsequently by the MTA as an amendment to the one-year plan, was disapproved without prejudice by the CPRB in December 1992.

      There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1992-1996 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

      The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

      Other Localities

      Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1994-95 fiscal year.

      Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in the State, other than the City, was approximately $15.7 billion. A small portion (approximately $71.6 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budget of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

      Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

      Because of significant fiscal difficulties experienced from time to time by the City of Yonkers, a Financial Control Board was created by the State in 1984 to oversee Yonkers' fiscal affairs. Future actions taken by the Governor or the State Legislature to assist Yonkers in this crisis could result in the allocation of State resources in amounts that cannot yet be determined.

      Certain litigation pending against the State or its officers or employees could have a substantial or long-term effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement Systems and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part);
(xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities;
(xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recalibrating nursing home Medicaid rates.

      Adverse developments or decisions in such cases could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan.

      New York City

      In the mid-1970's, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City's operating results for the fiscal year ending June 30, 1993 were balanced in accordance with GAAP, the eleventh consecutive year in which the City achieved balanced operating results in accordance with GAAP. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

      The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

      In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

      The City's independently audited operating results for each of its fiscal years from 1981 through 1993 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

      In August 1993, the City adopted and submitted to the Control Board for its review a four-year Financial Plan covering fiscal years 1994 through 1997 (the "Financial Plan"). The Financial Plan was based on the City's fiscal year 1994 expense budget adopted June 14, 1993 as well as certain changes incorporated subsequent to the budget adoption process. On November 23, 1993, the City adopted and submitted to the Control Board for its review a first quarter modification to the Financial Plan (the "November Modification") incorporating various re-estimates of revenues and expenditures. For fiscal year 1994, the November Modification includes additional resources stemming primarily from the City Comptroller's fiscal year 1993 annual audit, savings from a reduction in prior years' accrued expenditures, and higher State and Federal aid resulting from claims by the City for reimbursement of various social services costs. These resources were used to fund new needs in the November Modification including higher costs in the uniformed agencies, at the Board of Education (the "BoE") and for certain social services, the unlikelihood of the sale of the Off-Track Betting Corporation (the "OTB"), and lower estimates of miscellaneous and other revenues. After taking these adjustments into account, the November Modification projects a balanced budget for fiscal year 1994, based upon revenues of $31,585 billion. For fiscal years 1995, 1996 and 1997, the November Modification projects budget gaps of $1.730 billion, $2.513 billion and $2.699 billion, respectively. These gaps are higher by about $450 million in fiscal year 1995 and by about $700 million in each of fiscal years 1996 and 1997 than in the Financial Plan, primarily on account of the nonrecurring value of the fiscal year 1994 revenue adjustments, the loss of certain one-time resources funding BoE fiscal year 1994 spending needs, and the reclassification of anticipated State aid from the baseline revenue estimates to the gap-closing program. To offset these larger gaps, the November Modification relies on additional City, State and other actions.

      On December 1, 1993, a three-member panel appointed by the Mayor to address City structural budget imbalance released a report setting forth its findings and recommendations. In its report, the panel noted that budget imbalance is likely to be greater than the City now projects by $255 million in fiscal year 1995, rising to nearly $1.5 billion in fiscal year 1997. The report provided a number of options that the City should consider in addressing the structural balance issue such as severe cuts in City-funded personnel levels, increases in residential property taxes and the sales tax, and the imposition of bridge tolls and solid waste collection fees. The report also noted that additional State actions will be required in many instances to allow the City to cut its budget without grave damage to basic services.

      On December 21, 1993, OSDC issued a report reviewing the November Modification. The report noted that while the outlook for fiscal year 1994 has improved since August, it will be necessary for the City to manage its budget aggressively in order to stay on course for budget balance this year. For fiscal years 1995 through 1997, the report expressed concern that the gaps identified by the City in the November Modification are the largest as a percentage of City-fund revenues that the City has faced at this point in the fiscal year since budget balance in accordance with GAAP was first achieved in fiscal year 1981.

      On December 21, 1993, the staff of the Control Board issued its report on the November Modification. The report states that the plan is now more realistic in terms of the gaps it portrays and the solutions it offers. However, the solutions are mostly limited to fiscal year 1994 while the gap for fiscal year 1995 has been increased by $450 million. Beginning in fiscal year 1995, budget gaps average over $1 billion annually. Therefore, the staff recommends that prompt action to replace many current-year one-shots with recurring savings is critical.

      On February 2, 1994, the Mayor presented to the City Council and the Control Board a mid-year modification to the Financial Plan (the "February Modification"). The February Modification projects a balanced budget for fiscal year 1994, based upon revenues of $31.735 billion, including a general reserve of $81 million. For fiscal years 1995, 1996 and 1997, the February Modification projects gaps of $2.261 billion, $3.167 billion and $3.253 billion, respectively, and assumes no wage and salary increases beyond the expiration of current labor agreements which expire in fiscal years 1995 and 1996. These gaps have grown since November by about $530 million in fiscal year 1995, and $650 million and $550 million in fiscal years 1996 and 1997, respectively, owing in large part to lower estimates of real property tax revenues. To close the budget gap projected for fiscal year 1995, the February Modification includes a gap-closing program that consists of the following major elements: (i) an agency program of $1.048 billion; (ii) fringe benefit and pension savings of $400 million; (iii) an intergovernmental aid package of $400 million; (iv) a work force reduction program of $144 million; and (v) the assumption of a $234 million surplus roll from fiscal year 1994. Implementation of many of the gap-closing initiatives requires the cooperation of the municipal labor unions, the City Council and the State and Federal governments. The February Modification also includes a tax reduction program, with most of the financial impact affecting the later years of the Plan period.

      The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financial purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement includes expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority have issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

      State Economic Trends

      The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State has long been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control. In recent years, the State's economic position has improved in a manner consistent with that of the Northeast as a whole.

      Part of the reason for the long-term relative decline in the State's economy has been attributed to the combined State and local tax burden, which is among the highest in the United States. The burdens of State and local taxation, in combination with many other causes of regional economic dislocation, may have contributed to the decision of businesses and individuals to relocate outside, or not locate within, the State. In 1987, the State enacted a major personal income tax reduction and reform program and also reduced the tax rate on corporation income. In addition, the State has provided various tax incentives to encourage business relocation and expansion. The State, however, in its 1989-90, 1990-91 and 1991-92 fiscal years substantially increased taxes and fees to help close projected budget gaps in those years, and in 1990-91, 1991-92 and 1992-93 delayed and restructured the remainder of the personal income tax reduction program originally enacted in 1987. Under legislation proposed with the 1993-94 budget, the rules for calculating tax liability for the 1993 tax year will be the same as those for the 1992 tax year (deferring for a fourth year a previously scheduled tax reduction), and the tax reduction program will be frozen at current rates. Also, in July 1991 State legislation was enacted to phase out the benefit of graduated income tax tables for taxpayers with adjusted gross income above $100,000.

                                  APPENDIX C

            SPECIAL INVESTMENT CONSIDERATIONS RELATING TO INVESTING
                     IN CALIFORNIA MUNICIPAL OBLIGATIONS

Overview

      As described in the Prospectus, the California Tax Free Money Market Fund and California Intermediate Tax Free Income Fund invest substantially in California Municipal securities. From mid-1990 to late 1993, the State of California (the "State") suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth occurred in 1994 and is expected to continue in 1995, but pre-recession job levels are not expected to be reached until late 1996. Economic indicators show a steady recovery underway in the State since the start of 1994.

      The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund, K-12 schools and community colleges, health and welfare, and corrections, growing at rates higher than the growth rates for the principal revenue sources of the State General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92; revenues and expenditures were equal in 1992-93, and the State had an operating surplus of $1.1 billion in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties still had an accumulated deficit, on a budget basis, of approximately $1.5 billion.

      The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 Fiscal Year, the State has issued, in July and August, 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes maturing on June 28, 1995.

      On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

      The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) is projected to have $42.2 billion of General Fund revenues and transfers and $41.7 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 Fiscal Year when it is intended to be fully retired by June 30, 1996.

      The Governor's Budget for 1995-96 proposes General Fund revenues and transfers of $42.5 billion and expenditures of $41.7 billion, which would leave a balance of approximately $92 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996 after repayment of the accumulated budget deficits. The Budget Proposal is based on a number of assumptions, including receipt of $830 million from the federal government to offset costs of undocumented and refugee immigrants.

Orange County Bankruptcy

      On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January, 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or 22% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This may also affect their ability to meet their outstanding obligations.

      The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the state cannot presently predict what, if any, action may occur. At this time, it appears that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Funds. Under existing legal precedent, the State is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational quality. The State is not presently able to predict whether any school districts will face insolvency because of their participation in the Funds, and if so, the potential amount or form of aid which the State may have to provide. The Governor has called a special session of the Legislature which is expected to consider various responses to the Orange County situation.

      Budget Adjustment Law

      The State's cash flow management plan for the 1994-95 Fiscal Year included the issuance of $4.0 billion of revenue anticipation warrants on July 26, 1994, to mature on April 25, 1996, as part of a two-year plan to retire the accumulated State budget deficit.

      Because preparation of cash flow estimates for the 1995-96 Fiscal Year is necessarily more imprecise than for the current fiscal year and entails greater risks of variance from assumptions, and because the Governor's two-year budget plan assumes receipt of a large amount of federal aid in the 1995-96 Fiscal Year for immigration-related costs which is uncertain, the Legislature enacted a backup budget adjustment mechanism to mitigate possible deviations from projected revenues, expenditures or internal borrowable resources which might reduce available cash resources during the two-year plan, so as to assure repayment of the warrants.

      Pursuant to Section 12467 of the California Government Code, enacted by Chapter 135, Statutes of 1994 (the "Budget Adjustment Law"), the State Controller was required on November 15, 1994, in connection with the Legislative Analyst's Office, to review the cash flow projections for the General Fund on June 30, 1995 and compare them to the projections for the 1994-95 Fiscal Year included in the Official Statement dated July 20, 1994 for the 1994 Revenue Anticipation Warrants, Series C and D. If the State Controller's report identified a decrease in the unused borrowable resources on June 30, 1995 of more than $430,000,000, then the "1995 cash shortfall" would be the amount of the difference that exceeded $430,000,000. On or before February 15, 1995, legislation would have to be enacted providing for sufficient General Fund expenditure reductions, revenue increases, or both, to offset said 1995 cash shortfall. If such legislation was not enacted, within five days thereafter the Director of Finance would have to reduce all General Fund appropriations for the 1994-95 Fiscal Year, except certain appropriations required by the State Constitution and federal law (the "Required Appropriations"), by the percentage equal to the ratio of said 1995 cash shortfall to total remaining General Fund appropriations for the 1994-95 Fiscal Year, excluding the Required Appropriations. On November 15, 1994, the State Controller issued a report which stated that there would not be any implementation of the Budget Adjustment Law in the 1994-95 Fiscal Year.

      Furthermore, the Director of Finance is required to include updated cash-flow statements for the 1994-95 and 1995-96 Fiscal Years in the May revision to the 1995-96 Fiscal Year budget proposal. By June 1, 1995, the

State Controller must concur with these updated statements or provide a revised estimate of the cash condition of the General Fund for the 1994-95 and the 1995-96 Fiscal Years. For the 1995-96 Fiscal Year, the intent of Chapter 135 is to prohibit any external borrowing as of June 30, 1996, thereby requiring the State to rely solely on internal borrowable resources, expenditure reductions or revenue increases to eliminate any projected cash flow shortfall.

      On October 15, 1995, the State Controller will, in conjunction with the Legislative Analyst's Office, review the estimated cash condition of the General Fund for the 1995-96 Fiscal Year. The "1996 cash shortfall" shall be the amount necessary to bring the balance of unused borrowable resources on June 30, 1996 to zero. On or before December 1, 1995, legislation must be enacted providing for sufficient General Fund expenditure reductions, revenue increases, or both, to offset any such 1996 cash shortfall identified by the State Controller. If such legislation is not enacted, within five days thereafter the Director of Finance must reduce all General Fund appropriations for the 1995-96 Fiscal Year except the Required Appropriations, by the percentage equal to the ratio of said 1996 cash shortfall to total remaining General Fund appropriations for the 1995-96 Fiscal Year, excluding the Required Appropriations.

The General Fund

      The moneys of the State are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties

      The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.

      The legislation creating the SFEU contains a continuing appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office and the Department of Finance.

Inter-Fund Borrowings

      General Fund

      Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the SFEU and other Special Funds and $1.2 billion of external loans represented by the 1994 Revenue Anticipation Warrants, Series A which matured on December 21, 1994.

      Other Special Funds

      In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMB," consisting of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in Special Funds to the General Fund from such Special Funds, as determined by the PMIB. All money so transferred must be returned to the Special Fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made from a Special Fund which will interfere with the object for which such Special Fund was created. Furthermore, transfers may not be made from the Central Valley Water Project Construction Fund, the Central Valley Water Project Revenue Fund, the California Water Resources Development Bond Fund and certain other bond funds, retirement funds and trust and agency funds. When moneys transferred to the General Fund in any fiscal year from any Special Fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to surplus available for appropriation as shown in the statement of operations of the preceding fiscal year as set forth in the annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account.

      Any reduction in internal borrowable resources may increase the State's reliance on external borrowing to meet its cash flow requirements.

State Appropriations Limit

      The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIII B, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. See "Proposition 98" below. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

      Not included in the Appropriations Limit are appropriations for the debt service costs of Bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay project and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIII B limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

      The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

      As originally enacted in 1979, the State's Appropriations Limit was based on 1978-79 Fiscal Year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost-of-living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the State's Appropriations Limit was recalculated by taking the actual 1986-87 Fiscal Year limit, and applying the annual adjustments as if Proposition 111 had been in effect. This recalculation resulted in an increase of $1 billion to the State's Appropriations Limit in the 1990-91 Fiscal Year. The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in
Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

      The following table shows the State's Appropriations Limit for the past four fiscal years and the current fiscal year.

                          State Appropriations Limit
                                  (Millions)

                                          Fiscal Years
                                  -------------------------------------------------------------
                                  1990-91       1991-92       1992-93      1993-94     1994-95*
                                  ---------     ---------     ---------    ---------   --------
State Appropriations Limit        $ 32,703      $ 34,233      $ 35,010     $ 36,599    $ 37,554
Appropriations Subject to Limit    (25,191)      (30,426)      (27,474)     (30,050)    (31,501)
                                  ---------     ---------     ---------    ---------   --------
Amount (over)/Under Limit         $  7,512      $  3,807      $  7,536     $  6,549    $  6,053

--------------
* Estimated

SOURCE:  State of California, Department of Finance.

Proposition 98

      General

      On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

      1995-96 Fiscal Year

      The 1995-96 Governor's Budget adjusts the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations are increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriation for apportionments. The revised appropriations now exceed the minimum guarantee by $32 million. This appropriation level still provides per-pupil funding of $4,225.

      The 1994-95 Proposition 98 minimum guarantee has also been adjusted for changes in factors described above, and is now calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil have been maintained at the prior year's level; consequently, the 1994-95 minimum guarantee now includes a loan repayment of $135 million, and the per-pupil funding increases to $4,231.

      The 1995-96 Governor's Budget proposes to appropriate $15.9 billion of Proposition 98 funds to K-14 to meet the guarantee level. Included within the guarantee is a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil is estimated to increase by $61 over 1994-95 to $4,292.

Sources of Tax Revenues

      The following is a summary of the State's major revenue sources.

      Personal Income Tax

      The California personal income tax, which in 1993-94 contributed about 44 percent of General Fund revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1 to 11 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the federal AMT. Legislation enacted in July 1991 added two new marginal tax rates, at 10 percent and 11 percent, effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3 percent, and the AMT rate is scheduled to drop from
8.5 percent to 7 percent.

      The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

      The 1995-96 Governor's Budget proposes to extend the 10 and 11 percent tax rates and 8.5 percent AMT rate and to reduce the tax rates for all taxpayers by 15 percent, to be phased in over a three-year period beginning in 1996. The rates would be reduced by 5 percent in 1996, 10 percent in 1997, and 15 percent in subsequent years from the 1995 rates. When fully implemented, the highest marginal tax rate would be 9.3 percent and the AMT rate would be 7 percent.

      Sales Tax

      The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Sales tax accounted for about 35 percent of General Fund revenue in 1993-94. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

      The breakdown of the 7.25 percent rate currently imposed on a statewide basis is:

      _____  5.00 percent represents the regular State tax rate.
      _____  2.00 percent is for cities and counties.
      _____  0.25 percent is for county transit systems.

      Legislation in July 1991 raised the sales tax by 1.25 percent to its current level. One-half percent was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. This tax increase will be cancelled if a court rules that such transfer and tax increase violate any constitutional requirements. One-half percent of the State tax rate was scheduled to terminate after June 30, 1993; however, it was extended until December 31, 1993 and allocated to local agencies for public safety programs. As a result, the 0.5 percent sales tax has not been General Fund revenue since July 1, 1993. Voters in a special election on November 2, 1993 approved a constitutional amendment to permanently extend this 0.5 percent sales tax for local law enforcement.

      After 1993, 0.25 percent of the State tax rate may be terminated upon certification by the Director of Finance that the balance in the budget reserve for two consecutive years will exceed 4 percent of General Fund revenues. The
0.25 percent rate can be reinstated if the Director of Finance subsequently determines that the reserve will not exceed 4 percent of General Fund revenues.

      The 1995-96 Governor's Budget proposes a further restructuring of the current statewide sales tax distribution. This proposal, while not raising the existing 7.25 percent rate, would transfer an additional 0.22 percent from the State to counties to assist the counties in paying for their increased share of welfare and social services.

      Bank and Corporation Tax

      Bank and corporation tax revenues, which comprised about 12 percent of General Fund revenue in 1993-94, are derived from the following taxes:

            1. The franchise tax and the corporate income tax are levied at a
9.3 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations which do not do business in California but which derive income from California sources.

            2. Banks and other financial corporations pay an additional tax at the rate of approximately 1.7 percent on their net income. This tax is in lieu of all other State and local taxes except those on real property, motor vehicles and business licenses.

      The 1995-96 Governor's Budget proposes a 15 percent reduction in the bank and corporation tax rate, to be phased in over a three-year period beginning in 1996. The 9.3 percent rate would be reduced to 8.84 percent in 1996, 8.37 percent in 1997, and 7.91 percent in 1998.

      Insurance Tax

      The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.50 percent, surplus lines and nonadmitted insurance at 3 percent, and ocean marine insurers at 5 percent of underwriting profits. Insurance taxes comprised approximately 3 percent of General Fund revenues in 1993-94.

      In November 1988, voters approved Proposition 103, which mandated reductions and rebates for certain property and casualty insurance premiums. The measure also directed the State Board of Equalization to adjust the gross premiums tax rate to compensate for any resultant decrease in insurance tax revenue through the 1990 tax year. As a result, the State Board of Equalization increased the gross premiums tax rate from 2.35 percent to 2.37 percent for the 1989 tax year, and to 2.46 percent for the 1990 tax year. For 1991 and beyond, the rate returned to 2.35 percent. In August 1991, the Insurance Commissioner ordered insurers to begin rebating approximately $2.5 billion of premiums to consumers. Some of these rebates are being challenged in the courts. However, pursuant to Chapter 1248, Statutes of 1993, which prohibits insurers from seeking reimbursement from the State of premium taxes paid during the rollback period, the rebates will not impact State revenues.

      Other Taxes

      Other revenue sources for the General Fund include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes and Horse Racing Revenues. These other sources total approximately 3 percent of General Fund Revenues.

      Special Fund Revenues

      The California Constitution, codes and statutes specify the uses of certain revenue. Such receipts are accounted for in various Special Funds. In general, Special Fund revenues comprise three categories of income:

            1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

            2. Charges for special services to specific functions, including such items as business and professional license fees.

            3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

      Motor vehicle related taxes and fees accounted for about 57 percent of all Special Fund revenue in 1993-94. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. The 1994-95 Budget Act projects that during the 1994-95 Fiscal Year, $7.3 billion will be derived from the ownership or operation of motor vehicles. About $4.0 billion of this revenue will be returned to local governments. The remainder will be available for various State programs related to transportation and services to vehicle owners. These estimates (as well as those shown below in the table "COMPARATIVE YIELD OF STATE TAXES _____ ALL FUNDS") include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.

      On November 8, 1988 voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to health related, environmental, and educational programs. Legislation enacted in 1993 added an additional 2 cents per pack excise tax for the purpose of funding breast cancer research.

                             CURRENT STATE BUDGETS

      The discussion below of the 1994-95 and 1995-96 Fiscal Year budgets and the table under "Summary of State Revenues and Expenditures" below are based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

1994-95 Fiscal Year

      Background

      The 1994-95 Fiscal Year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments had already been made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.7 billion at June 30, 1994, by June 30, 1996.

      1994-95 Budget Act

      Revenues. The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the federal government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received (see "Subsequent Developments"). The Legislature failed to act on a proposal in the January 1994-95 Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties
0.5 percent of the State's current sales tax.

      The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4 percent from 1993-94 estimated revenues.

      Expenditures. The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 Fiscal Year. The 1994-95 Budget Act also projected Special Fund expenditures of $12.3 billion, a
4.7 percent decrease from the 1993-94 Fiscal Year estimated expenditures.

      The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

      The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combined one-year notes and two-year warrants, which have now been issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. The Budget Adjustment Law, described above, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year.

      Subsequent Developments

      The 1995-96 Governor's Budget, issued January 10, 1995, contains a reforecast of revenues and expenditures for the 1994-95 Fiscal Year. The Department of Finance Bulletin for February 1995 reports that General Fund revenues for January were $240 million above the 1995-96 Governor's Budget forecast of $4,025 million. The largest component of the increase is attributable to cash flow factors in the sales and use tax, which were $297 million above the month's forecast of $809 million. Additionally, personal income tax receipts were $80 million below the month's forecast of $2,845 million, and bank and corporation receipts were $28 million below the month's forecast of $211 million. Neither loss is considered significant at this time. Finally, miscellaneous revenues were $42 million above the month's forecast of $160 million. Most of the surplus is attributable to "other revenues," which are a composite of many minor revenues. At this time, the gains in miscellaneous revenues appear to be related to cash flow and are not considered permanent.

      Initial analysis of the federal Fiscal Year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department estimates that about $33 million of these funds will be received during the State's 1994-94 Fiscal Year, with the balance received in the following fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act, but the Department expects the State to continue its efforts to obtain some or all of these federal funds.

      Budget Adjustment Law

      Pursuant to the Budget Adjustment Law (the "Law"), the State Controller is required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 will decrease more than $430 million from the amount projected by the State in its Official Statement in July 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July 1994 cash flow projections and, therefore, no budget adjustment procedures will be invoked for the 1994-95 Fiscal Year. As explained earlier, the Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

      The State Controller's report identified a number of factors which have led to the improved cash position of the State. Estimated revenues and transfers for the 1994-95 Fiscal Year other than federal reimbursement for immigration costs were up about $650 million. The largest portion of this was in higher bank and corporation tax receipts, but all major tax sources were above original projections. However, most of the federal immigration aid revenues projected in connection with the 1994-95 Budget Act and in the July 1994 cash flows will not be received, as indicated above, leaving a net increase in revenues of $322 million.

      On the expenditure side, the State Controller reported that estimated reduced caseload growth in health and welfare programs, reduced school enrollment growth, and an accounting adjustment reducing a transfer from the General Fund to the Special Fund for Economic Uncertainties resulted in overall General Fund expenditure reductions

(again before adjusting for federal aid) of $672 million. However, the July 1994 cash flows projected that General Fund health and welfare and education expenditures would be offset by the anticipated receipt of $407 million in federal aid for illegal immigrant costs. The State Controller now estimates that none of these funds will be received, so the net reduction in General Fund expenditures is $265 million.

      Finally, the State Controller indicated that a review of balances in special funds available for internal borrowing resulted in an estimated reduction of such borrowable resources of $6 million. The combination of these factors results in the estimated improvement of the General Fund's cash position of $581 million. The State Controller's revised cash flow projections for 1994-95 have allocated this improvement to two line items: an increase from $0 to $427 million in the estimated ending cash balance of the General Fund on June 30, 1995, and an increase in unused borrowable resources of $154 million.

      The State Controller's report indicated that there was no anticipated cash impact in the 1994-95 Fiscal Year for recent initiatives on "three strikes" criminal penalties and illegal immigration which were approved by voters on November 8, 1994. At a hearing before a committee of the Legislature on November 15, 1994, both the Legislative Analyst and the Department of Finance concurred in the reasonableness of the State Controller's report. (The Legislative Analyst had issued a preliminary analysis on November 1, 1994 which reached a conclusion very close to that of the State Controller.) The State Controller's report makes no projections about whether the Law may have to be implemented in 1995-96. However, both the State Controller and the Legislative Analyst in the November 15 hearing noted that the July 1994 cash flows for the 1995-96 Fiscal Year place continued reliance on large amounts of federal assistance for immigration costs, which did not materialize this year, indicating significant budget pressures for next year. (See "Revenue and Expenditure Assumptions" below.) The Department of Finance indicated that the budgetary issues identified in the hearing would be addressed in the Governor's Budget proposal for the 1995-96 Fiscal Year.

1995-96 Fiscal Year

      1995-96 Budget Proposal ___ As described earlier, for the first time in four years, the State enters the upcoming fiscal year with strengthening revenues based on an improving economy. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2 percent over 1994-95). This nominal increase from the 1994-95 Fiscal Year reflects the Governor's realignment proposal and the first year of his tax cut proposal (see principal features of the Proposed Budget below for further discussions). Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of
3.3 percent over 1994-95. Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7 percent higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2 percent higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in the Special Fund for Economic Uncertainties of about $92 million, or less than 1 percent of General Fund expenditures, and will have repaid all of the accumulated budget deficits.

      As noted earlier, the 1995-96 Budget will be subject to the Budget Adjustment or "Trigger" legislation enacted in June 1994. The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

      However, a report issued by the Legislative Analyst on January 20, 1995 notes that the Proposed Budget (and hence the margin of cushion under the "trigger") is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare cuts, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

                                     PART C

                               MUTUAL FUND TRUST

                           PART C. OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

          List all financial statements and exhibits filed as part of the Registration Statement for the Vista Funds of Mutual Fund Trust filed herein as part of this post-effective amendment.

          (a) Financial statements:

              In Part A: Financial Highlights.

              In Part B: Financial Statements and the Reports thereon
                         for the Vista Funds filed herein for the fiscal year ended August 31, 1995 are incorporated into Part B from the 1995 Annual Reports to Shareholders for all Funds included as Exhibit 12 to Post-Effective Amendment No. 3 of the Registrant filed on October 31, 1995.

              In Part C: None.

          (b) Exhibits:

Exhibit
Number
-------
1           Declaration of Trust. (1)
2           By-laws. (1)
3           None.
4           Specimen share certificate. (4)
5(a)        Form of Investment Advisory Agreement. (1) and (3)
5(b)        Form of Interim Investment Advisory Agreement.(6)
5(c)        Form of Proposed Investment Advisory Agreement.(6)
5(d)        Form of Proposed Investment Subadvisory Agreement between The Chase
            Manhattan Bank and Chase Asset Management, Inc.(6)
5(e)        Form of Proposed Investment Sub-Advisory Agreement between The
            Chase Manhattan Bank and [Chase Asset Management/Texas Commerce
            Bank, National Association]. (7)
5(f)        Form of Administration Agreement. (1) and (3)
5(g)        Form of Administration Agreement.(6)
6(a)        Form of Distribution and Sub-Administration Agreement. (1)
6(b)        Distribution and Sub-Administration Agreement dated August 21,
            1995.(6)
7(a)        Retirement Plan for Eligible Trustees.(6)
7(b)        Deferred Compensation Plan for Eligible Trustees.(6)
8(a)        Form of Custodian Agreement. (1)
8(b)        None.
9(a)        Form of Transfer Agency Agreement. (1)
9(b)        Form of Shareholder Servicing Agreement. (1)
9(c)        Form of Shareholder Servicing Agreement. (6)
9(d)        Agreement and Plan of Reorganization and Liquidation.(6)
10(a)       Opinion of Reid & Priest re: Legality of Securities being
            Registered. (2)
11(a)       Consent of Price Waterhouse LLP. (7)
11(b)       Consent of KPMG Peat Marwick LLP. (7)
12          None.
13          N/A.
14          None.
15(a)       Forms of Rule 12b-1 Distribution Plans including Selected Dealer
            Agreements and Shareholder Service Agreements. (1) and (3)
15(b)       Form of Proposed Rule 12b-1 Distribution Plan (including forms of
            Selected Dealer Agreement and Shareholder Servicing Agreement).(6)
16.         Schedule for Computation of Each Performance Quotation.(6)

17.         Financial Data Schedule. (8)
18.         Form of Rule 18f-3 Multi-Class Plan. (6)


-------------------
(1) Filed as an Exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on February 14, 1994.
(2) Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on April 18, 1994.
(3) Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on August 29, 1994.
(4) Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on October 28, 1994.
(5) Filed as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant (File No. 33- 75250) as filed with the Securities and Exchange Commission on October 31, 1995.
(6) Filed as an Exhibit to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on December 28, 1995.
(7)  Filed herein.
(8)  To be filed by amendment.

ITEM 25.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable


ITEM 26.  Number of Holders of Securities

                                                                  Number of Record
                                                                   Holders as of
         Title of Series                                         January  31, 1996
         ---------------                                         -----------------
                                                                        None

                                    Vista         Premier  Institution  Class A    Class B
                                    Shares        Shares      Shares    Shares     Shares
                                    ------        ------   -----------  -------    -------
Vista(SM) Treasury Plus
   Money Market Fund                   N/A           30         28        N/A        N/A

Vista(SM) Federal Money
   Market Fund                       8,401          214         16        N/A        N/A

Vista(SM) U.S. Government
   Money Market Fund                 4,226          502        122        N/A        N/A

Vista(SM) Cash Management
   Fund                              3,303          380         66        N/A        N/A

Vista(SM) Prime Money
   Market Fund                         N/A          103         38        N/A        243

Vista(SM) Tax Free Money
   Market Fund                         642          205         35        N/A        N/A

Vista(SM) California Tax Free
   Money Market Fund                    74          N/A        N/A        N/A        N/A

Vista(SM) New York Tax Free
   Money Market Fund                 3,913          N/A        N/A        N/A        N/A

Vista(SM) 100% U.S. Treasury
   Securities Money Market Fund          0            0          0        N/A        N/A

                                    Vista         Premier  Institution  Class A    Class B
                                    Shares        Shares      Shares    Shares     Shares
                                    ------        ------   -----------  -------    -------

Vista(SM) Tax Free Income
   Fund                              3,138          N/A        N/A        N/A        606

Vista(SM) New York Tax Free
   Income Fund                       3,024          N/A        N/A        N/A        465

Vista(SM) California Intermediate
   Tax Free Income Fund                700          N/A        N/A        N/A        N/A


ITEM 27.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28  Business and Other Connections of Investment Adviser

          The Chase Manhattan Bank, N.A. (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

          To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------
Thomas G. Labreque       Chairman of the Board,        Chairman, Chief Executive Officer
                         Chief Executive Officer       and a Director of The Chase
                         and Director                  Manhattan Corporation and a
                                                       Director of AMAX, Inc.

Richard J. Boyle         Vice Chairman of the          Vice Chairman of the Board and a
                         Board and Director            Director of The Chase Manhattan
                                                       Corporation and Trustee of
                                                       Prudential Realty Trust

Robert R. Douglass       Vice Chairman of the          Vice Chairman of the Board and a
                         Board and Director            Director of The Chase Manhattan
                                                       Corporation and Trustee of HRE
                                                       Properties

Joan Ganz Cooney         Director                      Chairman of the Executive
                                                       Committee of the Board of
                                                       Trustees, formerly Chief Executive
                                                       Officer of Children's Television
                                                       Workshop and a Director of each
                                                       of Johnson & Johnson,
                                                       Metropolitan Life Insurance
                                                       Company and Xerox Corporation

Edward S. Finkelstein    Director                      Retired Chairman and Chief
                                                       Executive Officer and Director of
                                                       R.H. Macy & Co., Inc. and a
                                                       Director of Time Warner Inc.

                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

H. Laurance Fuller       Director                      Chairman, President, Chief
                                                       Executive Officer and Director of
                                                       Amoco Corporation and Director of
                                                       Abbott Laboratories

Howard C. Kauffman       Director                      Retired President of Exxon
                                                       Corporation and a Director of each
                                                       of Pfizer Inc. and Ryder System,
                                                       Inc.

Paul W. MacAvoy          Director                      Dean of Yale School of
                                                       Organization and Management

David T. McLaughlin      Director                      President and Chief Executive
                                                       Officer of The Aspen Institute,
                                                       Chairman of Standard Fuse
                                                       Corporation and a Director of each
                                                       of ARCO Chemical Company and
                                                       Westinghouse Electric Corporation

Edmund T. Pratt, Jr.     Director                      Chairman Emeritus, formerly
                                                       Chairman and Chief Executive
                                                       Officer, of Pfizer Inc. and a
                                                       Director of each of Pfizer, Inc.,
                                                       Celgene Corp., General Motors
                                                       Corporation and International Paper
                                                       Company

Henry B. Schacht         Director                      Chairman and Chief Executive
                                                       Officer of Cummins Engine
                                                       Company, Inc. and a Director of
                                                       each of American Telephone and
                                                       Telegraph Company and CBS Inc.

A. Alfred Taubman        Director                      Chairman and Director, formerly
                                                       also Chief Executive Officer, of
                                                       The Taubman Company, Inc.,
                                                       majority shareholder and Chairman
                                                       of Sotheby's Holdings, Inc., owner
                                                       of Woodward & Lothrop, Inc. and
                                                       its subsidiary, John Wanamaker,
                                                       and Chairman of A&W
                                                       Restaurants, Inc. and a Director of
                                                       R.H. Macy & Co., Inc.

                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

Donald H. Trautlein      Director                      President and Chief Executive
                                                       Officer of The Aspen Institute,
                                                       Chairman of Standard Fuse
                                                       Corporation and a Director of
                                                       each of ARCO Chemical
                                                       Company and Westinghouse
                                                       Electric Corporation

Kay R. Whitmore          Director                      Chairman of the Board,
                                                       President and Chief Executive
                                                       Officer and Director of Eastman
                                                       Kodak Company


ITEM 29.  Principal Underwriters

          (a) Vista Broker-Dealer Services, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for the Registrant.

          (b) The following are the Directors and officers of Vista Broker-Dealer Services, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. The principal business address of each of these persons, with the exception of Mr. Spicer, is 125 West 55th Street, New York, New York 10022. The principal business address of Mr. Spicer is One Bush Street, San Francisco, California 94104.

                                    Position and Offices            Position and Offices
Name                                with Distributor                with the Registrant
----                                --------------------            --------------------
William B. Blundin            Director Chief Executive Officer             None

Richard E. Stierwalt          Director Chief Operating Officer             None

Timothy M. Spicer             Director Chairman of the Board               None

Joseph Kissel                 President                                    None

George Martinez               Chief Compliance Officer                     Secretary and
                              and Secretary                                Assistant Treasurer

                  (c)  Not applicable


ITEM 30.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                                 Address
                  ----                                 -------
Vista Broker-Dealer Services, Inc. a wholly-owned      125 West 55th Street
subsidiary of The BISYS Group, Inc. (distributor)      New York, NY 10022

DST Systems, Inc. (transfer agent)                     21 W. 10th Street
                                                       Kansas City, MO 64105

The Chase Manhattan Bank, N.A. (investment adviser     1211 Avenue of the
and custodian)                                         Americas
                                                       New York, NY 10036

The Chase Manhattan Bank, N.A. (administrator)         One Chase Square
                                                       Rochester, NY 14363


ITEM 31.  Management Services

          Not applicable


ITEM 32.  Undertakings

          (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

          (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly caused this Pre-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 5th day of March, 1996.



                                                 MUTUAL FUND TRUST


                                                 By /s/ H. Richard Vartabedian
                                                 ------------------------------
                                                 H. Richard Vartabedian
                                                        President

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Fergus Reid, III               Chairman and Trustee       March 5, 1996
-----------------------------
    Fergus Reid, III


/s/ William J. Armstrong           Trustee                    March 5, 1996
-----------------------------
    William J. Armstrong


/s/ John R.H. Blum                 Trustee                    March 5, 1996
-----------------------------
    John R.H. Blum


/s/ Joseph J. Harkins              Trustee                    March 5, 1996
-----------------------------
    Joseph J. Harkins


/s/ Richard E. Ten Haken           Trustee                    March 5, 1996
-----------------------------
    Richard E. Ten Haken


/s/ H. Richard Vartebedian         Trustee                    March 5, 1996
-----------------------------
    H. Richard Vartebedian


/s/ Irving L. Thodie               Trustee                    March 5, 1996
-----------------------------
    Irving L. Thodie


/s/ Stuart W. Cragin               Trustee                    March 5, 1996
-----------------------------
    Stuart W. Cragin


/s/ Martin R. Dean                 Treasurer and              March 5, 1996
-----------------------------      Principal Financial
    Martin R. Dean                 Officer

   As filed with the Securities and Exchange Commission on March 7, 1996.

                                                              File No. 811-8358
                                                      Registration No. 33-75250













                       Securities and Exchange Commission

                             Washington, D.C. 20549


                                    EXHIBITS
                                   filed with
                         Post-Effective Amendment No. 5
                                     to the
                             Registration Statement
                                       on
                                   FORM N-1A





                               MUTUAL FUND TRUST

                                 EXHIBIT INDEX


Exhibit
Number
-------
5(e) Form of Proposed Investment Sub-Advisory Agreement between The Chase Manhattan Bank and [Chase Asset Management/Texas Commerce Bank, National Association]

11(a)       Consent of Price Waterhouse LLP.

11(b)       Consent of KPMG Peat Marwick LLP.